UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2009

Item 1. Report to Stockholders.


Calvert Social Investment Fund
Annual Report
September 30, 2009

Calvert Investments

A UNIFI Company

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Table of Contents
4	Founding Chairman's Letter
7	President's Letter
10	Money Market Portfolio Management Discussion
13	Balanced Portfolio Management Discussion
18	Bond Portfolio Management Discussion
23	Equity Portfolio Management Discussion
28	Enhanced Equity Portfolio Management Discussion
33	Shareholder Expense Example
38	Report of Independent Registered Public Accounting Firm
39	Statements of Net Assets
78	Notes to Statements of Net Assets
84	Statements of Operations
86	Statements of Changes in Net Assets
95	Notes to Financial Statements
110	Financial Highlights
130	Explanation of Financial Tables
132	Proxy Voting and Availability of Quarterly Portfolio Holdings
134	Trustee and Officer Information Table

Dear Shareholder:

Since our last report to you six months ago, when fears of a collapse abounded, the financial markets have rebounded substantially. However, they were down so far that the Dow Jones Industrial Average recently crossed the 10,000 mark--a milestone it first achieved 10 years ago. And while the economy seems to have stabilized, most forecasts call for sluggish growth and continued high unemployment as the U.S. adjusts to being more realistic about balancing consumption versus saving. This tension may keep inflation low but may dampen further surges in stock prices.

In My Opinion

Some economists suggest that Americans need to work off their personal and government debt, but other nations are loathe to adjust their habits to meet our needs. Americans have tended to look to countries such as China as institutional buyers of our debt as well as personal consumers of our products, but the average savings rate in China is 40% of income. Turning the people of China into reasonable consumers is a generational challenge.

Moody's has even warned that our country's Aaa credit rating may be in jeopardy if America's large fiscal deficits are not lowered over the next three to four years. While the dollar has fallen from its "safe haven" highs earlier this year, other countries do not want to see their currencies appreciate further, which could make deficit reductions more difficult. It certainly made for interesting politics at the recent G-20 meeting. Already, there are rumblings that China will reduce its stimulus spending and perhaps even tighten its money supply--with uncertain consequences for a still-fragile world economy.

Yet, we should remember the strength the U.S. has in terms of workforce and technology. I believe that with the right political will--such as health care reform, immigration reform, and a clear path on climate change--we can still create a secure tomorrow. This is true even if we consume less, as long as we see a bit more equity between the haves and have-nots and realize we are all one big community.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a very small percentage of Fund assets at below-market interest rates to investments to provide economic opportunity for struggling populations.1 Despite their low interest rates, there are times like now when the modest current yield on these investments is higher than the average annual return of the Dow Jones Industrial Average over the past 10 years! Even Federal Reserve Chairman Ben Bernanke referenced the good work of the Foundation in a recent speech at a financial literacy conference.2

The Foundation led a joint project with other industry leaders to protect microloan recipients against the risks of currency fluctuations and highly variable interest rates by creating MFX Solutions. This allows microfinance institutions in developing countries to avoid the risk of currency price changes in their borrowings, which lowers costs for all parties.

Special Equities

A modest but important portion of the CSIF Balanced and Equity Portfolios is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One investment is Virginia-based New Day Farms, an organic heirloom tomato producer.3 The company shipped its first crop this past season. While the company still faces some challenges, we are pleased with the customer reception of its locally-grown produce.

A recent Special Equities investment by another Calvert Fund was LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables these vulnerable people to engage in productive activity and secure their families' futures.

Shareholder Advocacy

Another successful proxy season has drawn to a close. This year, Calvert filed 26 shareholder proposals and co-filed another nine on issues we've long been concerned about--especially climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. Thus far, Calvert has been able to successfully withdraw 21 of these resolutions after the companies agreed to address our concerns.

Climate Change

Calvert has positioned itself as a leader on addressing issues related to climate change by taking a comprehensive approach that spans our funds, research and analysis, policy work, and corporate engagement. In September, our CEO, Barbara Krumsiek, joined more than 300 world leaders at the United Nations Leadership Forum on Climate Change. In addition, Calvert signed the Copenhagen Communique, which is poised to become the definitive climate change statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Governance and Disclosure

Our shareholder resolutions on governance and disclosure made significant progress during the 2009 proxy season. In September, we successfully withdrew the "Say on Pay" proposal we filed with Microsoft after the company announced that it would be including a management-sponsored advisory vote on compensation in its 2009 proxy statement. The agreement comes at an important time since legislative efforts to give shareholders more input on executive compensation have stalled. Examples of companies that have successfully implemented this process should encourage lawmakers to renew their efforts.

Looking ahead, our overall advocacy plan for 2010 includes a continued focus on core issues of sustainability disclosure, political contributions, and executive compensation. We are also broadening our scope by encouraging several companies to separate their board chair and CEO positions.

The energies of these sustainable, responsible activities are now finding their stage. I am especially proud of the Calvert staff that have been patiently working in these areas who are only now beginning to witness long-term payoffs in this time of economic upheaval. But this work also would not have been possible without your support. Thank you.

Sincerely,

D. Wayne Silby
Founding Chairman (Non-Executive)
Calvert Social Investment Fund
October 2009

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. Speech at the Global Financial Literacy Summit, Washington, D.C., June 17, 2009 at footnote 14.

3. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

Dear Shareholders:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion
Thomas A. Dailey of Calvert Asset Management Company

For the 12-month period ended September 30, 2009, Calvert Social Investment Fund Money Market Portfolio returned 1.15%, outperforming the Lipper Money Market Funds Average, which returned 0.50%. A conservative investment strategy contributed to the Portfolio's outperformance of the benchmark in a difficult money market environment.

Investment Climate

One year ago, markets were shaken by one of the greatest panics in U.S. financial history. The panic further damaged the sputtering engine of credit creation that powers the American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by 4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3

The U.S. government's multi-trillion dollar monetary and fiscal policy response quelled the panic, after several attempts, and helped to improve credit and economic conditions. The American economy, which hit bottom in the spring, is expected to grow during the next several quarters. However, the projected pace of economic growth is subdued relative to past recoveries, and quite dependent on stimulative monetary and fiscal policies.

Actions taken by the U.S. government to support the economy and financial markets required a massive increase in borrowing by the U.S. Treasury. Consequently, U.S. Treasury bond yields increased sharply early in 2009. Higher yields, and little evidence of inflation, whetted international investors' and U.S. households' appetite for U.S. Treasuries, and yields retreated as demand increased. Over the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30%,4 and U.S. Treasury bill yields dropped toward the federal funds rate (which is currently near zero). The three-month U.S. Treasury bill yield fell 0.81 percentage points to 0.11%.

Portfolio Strategy

The goals of CSIF Money Market Portfolio are to preserve principal and provide liquidity for investors. We pursue these goals by investing primarily in a combination of U.S. government agency securities and variable-rate demand notes. Typically, we use government agency bonds to create a "laddered" portfolio. Just as the rungs on a ladder are placed at regular intervals over a specific distance, the bonds in a laddered portfolio mature at regular intervals across the money market yield curve. The Portfolio also holds variable rate demand notes, which generally reset to market rates weekly and provide the Portfolio with liquidity. Historically, variable-rate demand notes have offered competitive levels of income as well as preservation of principal. The Portfolio can and does invest in other money-market securities.

During the extremely volatile fourth quarter of 2008, the strategy performed well and avoided the pitfalls experienced by other money market funds. Our Portfolio, like all money market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940 and influence credit quality, maturity, and liquidity standards for money market funds. Calvert also applies additional diversification guidelines designed to further limit risk. Please note that the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds officially ended on September 18, 2009, so the Portfolio's participation in the Program stopped on that date.

Outlook

U.S. government policies were successful in sharply lowering U.S. interest rates and credit risk premiums. This has helped set the stage for economic recovery. However, deleveraging by financial institutions and American households remains a considerable obstacle to economic growth. We expect the Federal Reserve to maintain current monetary and credit policies well into 2010 while they craft an exit strategy that will limit inflation. The Federal Reserve's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Credit risk premiums have compressed significantly in recent months, reflecting investors' growing comfort with taking on additional risk as the economy recovers. If the economic recovery gains strength, we will be sensitive to changes in inflation expectations at a time when the government has record-high borrowing needs.

The Federal Reserve has effectively nailed down short-term interest rates. As a result, money market yields currently are at historic lows. When the federal funds rate eventually does begin to increase, the variable-rate demand notes held by the Portfolio will react immediately, helping quickly to pass changes in short-term rates along to our investors.

October 2009

1. Federal Reserve
2. U.S. Department of Commerce
3. Federal Reserve
4. Federal Reserve and Bloomberg

Money Market Portfolio Statistics
September 30, 2009
Investment Performance
(Total Return)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Money
Market Portfolio	0.20%	1.15%
Lipper Money Market Funds Avg.	0.05%	0.50%

Maturity Schedule
	Weighted Average
	9/30/09	9/30/08
	47 days	49 days

Average Annual Total Returns
One year	1.15%
Five year	2.91%
Ten year	2.72%

7-Day Simple/Effective Yield
7-day simple yield	0.05%
7-day effective yield	0.05%

Investment Allocation	% of Total Investments
Variable Rate Demand Notes	65.9%
U.S. Government Agencies and Instrumentalities	31.5%
Commercial Paper	1.9%
Certificates of Deposit	0.3%
Time Deposit	0.1%
Loans and Deposit Receipts Guaranteed by U.S. Government Agencies	0.3%
Total	100%

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund/portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund/Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund/Portfolio. Visit www.calvert.com for current performance data.

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President, Chief Investment Officer - Equities of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2009, CSIF Balanced Portfolio Class A shares (at NAV) returned -2.29%, underperforming its benchmark of blended indexes, which returned 4.11%. Markdowns on several holdings in the Portfolio's fixed-income allocation accounted for the bulk of the underperformance.

Investment Climate

After several attempts to quell one of the greatest panics in U.S. financial history, the government's multi-trillion dollar intervention finally took root, improving credit and economic conditions. Overall, economic growth (as measured by gross domestic product) contracted 2.3% during the period. The economy is expected to grow over the next few quarters, although the projected growth rate is lower than seen in past recoveries and depends heavily on more government action.

In equity markets, returns swung wildly over the past year. The market's profoundly negative tone and the global recession drove U.S. equity markets to their low point for the reporting period on March 9, 2009--when the return for the Russell 1000 Index since September 30, 2008 sank to -41.24%. However, after investors began to see the "green shoots" of a pending recovery, markets rallied sharply and the Index returned 59.73% between March 9 and September 30, 2009.

Investors' rush for the safety of government bonds caused U.S. Treasury yields to plummet late in 2008. However, government actions to stimulate the economy and financial markets have required a massive increase in borrowing, leading Treasury bond yields to increase sharply early in 2009. Over the course of the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30%1 and the three-month U.S. Treasury bill yield fell 0.81 percentage points.

Job losses remain a serious concern as the U.S. unemployment rate rose to 9.7% near the end of the period. However, the recovery of jobs usually lags in the early stages of an economic recovery, so it is possible that job data could continue to be bleak despite improved economic activity.

Investment Strategy

We strive to keep CSIF Balanced Portfolio close to the 60% stock and 40% bond allocation in the benchmark. However, market volatility over the past year has caused its actual asset allocation to drift away from the target. We have endeavored to strike a balance between realigning it with the long-term allocation goal and the cost of the transactions for doing so. Yet on average, these marginal shifts have helped the Portfolio's relative performance over the past year.

Weaker relative performance from the fixed-income holdings drove the bulk of the underperformance relative to the Index, although the equity holdings returned less than their benchmark as well.

Fixed Income

Markdowns on several fixed-income holdings during the fourth quarter of 2008 took a heavy toll on the Portfolio's return. The troubled holdings included bonds issued by banks the Icelandic government nationalized in early October and several Tier 1 capital notes, which banks issue to boost their regulatory capital. Fortunately, many of these issues recovered during 2009, enabling the Portfolio to make up some of the lost ground.

An underweight to the corporate bond sector, which outperformed for 2009, and a relatively short duration during a period when interest rates fell significantly hampered returns as well. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Equities

An overweight to the top-performing Information Technology sector and an underweight to Financials, the worst performer in the equities portion of the blended benchmark, particularly helped performance relative to the Russell 1000 Index during the period. However, weak stock selection in the Information Technology, Health Care, Consumer Staples, and Energy sectors more than offset the gains from favorable sector allocation.

Outlook

We expect the Federal Reserve to maintain its current monetary and credit policies well into 2010 while crafting an exit strategy that will attempt to limit inflation. The Fed's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Investors appear to be increasingly comfortable with taking on additional risk. Over the near term, we will carefully monitor the effect of debt reduction efforts on credit quality. And given the government's record-high borrowing, we will also closely watch for changes in inflation expectations as the economic recovery gains strength.

Equity markets made a steep upturn during the last seven months of the period. Corporate earnings reports have tended to beat analysts' expectations, but much of the good news has come from effective cost reductions rather than improved sales and revenues. Still, markets seem to be predicting further improvements in corporate earnings. For this to happen, revenue growth is a must. However, until there is clear evidence of a sustainable economic recovery, markets will be at risk for renewed volatility and a potential downturn.

October 2009

1. Federal Reserve and Bloomberg

Balanced Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	23.59%	-2.29%
Class B	22.87%	-3.35%
Class C	22.98%	-3.22%
Class I	23.89%	-1.76%
Balanced Composite Benchmark**	27.91%	4.11%
Lipper Mixed-Asset Target Allocation Growth Funds Avg	28.84%	0.73%
Ten Largest Long-Term Holdings
% of Net Assets
EMC Corp.	1.7%
Hewlett-Packard Co.	1.7%
XTO Energy, Inc.	1.5%
Praxair, Inc.	1.5%
Prudential Financial, Inc.	1.5%
Express Scripts, Inc.	1.5%
Cisco Systems, Inc.	1.5%
eBay, Inc.	1.4%
Expedia, Inc.	1.4%
Microsoft Corp.	1.4%
Total	15.1%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**The Calvert Balanced Composite Benchmark is comprised of 60% Russell 1000 Index and 40% Barclays Capital U.S. Credit Index.

Balanced Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-6.94%
Five year	0.15%
Ten year	0.49%
Class B Shares
One year	-8.18%
Five year	-0.07%
Ten year	-0.04%
Class C Shares
One year	-4.19%
Five year	0.19%
Ten year	0.00%

Balanced Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares*
One year	-1.76%
Five year	1.61%
Ten year	1.38%

Asset Allocation	% of Total Investments
Equity Investments	60%
Bonds	30%
Cash & Cash Equivalents	10%
100%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.24%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month period ended September 30, 2009, CSIF Bond Portfolio Class A shares (at NAV) returned 6.11% while the benchmark Barclays Capital U.S. Credit Index returned 19.49%. Markdowns in the values of several securities during the fourth quarter of 2008, when the credit crisis was at its height, were almost entirely responsible for the Fund's relative underperformance. The prices of many of these securities rallied during 2009 as the markets improved.

Investment Climate

One year ago, markets were shaken by one of the greatest panics in U.S. financial history. The panic further damaged the sputtering engine of credit creation that powers the American economy, causing the U.S. to drop deeper into recession. During the past 12 months, outstanding bank loans fell by 4%,1 gross domestic product (GDP) contracted by an estimated 3% (its worst performance in more than 50 years),2 and the U.S. dollar fell by about 1.9% against an index of other major currencies.3

The U.S. government's multi-trillion dollar monetary and fiscal policy response quelled the panic, after several attempts, and helped to improve credit and economic conditions. The American economy, which hit bottom in the spring, is expected to grow during the next several quarters. However, the projected pace of economic growth is subdued relative to past recoveries and quite dependent on stimulative monetary and fiscal policies.

Actions taken by the U.S. government to support the economy and financial markets required a massive increase in borrowing by the U.S. Treasury. Consequently, U.S. Treasury bond yields increased sharply early in 2009. Higher yields, and little evidence of inflation, whetted international investors' and U.S. households' appetite for U.S. Treasuries, and yields retreated as demand increased. Over the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30%,4 and U.S. Treasury bill yields dropped toward the federal funds rate (which is currently near zero). The three-month U.S. Treasury bill yield fell 0.81 percentage points to 0.11%.

Portfolio Strategy

The Portfolio's underperformance can be attributed primarily to the markdowns on several holdings during the fourth quarter of 2008. Nearly 3% of the Portfolio was invested in bonds issued by banks that were nationalized by the Icelandic government in early October 2008. This caused the bonds' valuations to fall close to zero during the fourth quarter. Several Tier 1 capital notes, which are issued by banks to boost their regulatory capital, also were marked down during the period and negatively impacted returns. The prices of many of these issues recovered much of their value during 2009, which helped the Portfolio make up some lost ground.

The Portfolio also was underweight the corporate bond sector, which outperformed during 2009. This hurt the Portfolio's relative performance, as did its relatively short duration during a period when interest rates fell significantly. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Over the full reporting period, active trading strategies made positive contributions to performance.

Outlook

Government policies were successful in sharply lowering U.S. interest rates and credit risk premiums (the amount of additional yield required to attract investors to bonds that are perceived to have greater credit risk), which helped set the stage for economic recovery. However, deleveraging by financial institutions and American households remains a considerable obstacle to economic growth. We expect the Federal Reserve to maintain its current monetary and credit policies well into 2010 while crafting an exit strategy that will attempt to limit inflation. The Federal Reserve's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance.

Credit risk premiums have compressed significantly in recent months, reflecting investors' growing comfort with taking on additional risk as the economy recovers. If the economic recovery gains strength, we will be sensitive to changes in inflation expectations at a time when the government has record-high borrowing needs.

CSIF Bond Portfolio is an important option for investors who seek to maximize income. If the corporate bond rally slows, relative returns are likely to become more dependent on active trading strategies, which our portfolio management team specializes in. We remain confident in our ability to deliver competitive returns, and we believe that the Portfolio's long-term track record is evidence of that ability.

October 2009

1. Federal Reserve
2. U.S. Department of Commerce
3. Federal Reserve
4. Federal Reserve and Bloomberg

Bond Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	10.28%	6.11%
Class B	9.73%	5.00%
Class C	9.83%	5.22%
Class I	10.61%	6.74%
Class Y**	10.43%	6.31%
Barclays Capital U.S. Credit Index***	16.94%	19.49%
Lipper Corporate Debt Funds A Rated Avg.	13.56%	11.47%

Maturity Schedule
	Weighted Average
	9/30/09	9/30/08
	7 years	8 years

SEC Yields
	30 days ended
	9/30/09	9/30/08
Class A	2.44%	3.88%
Class B	1.58%	3.05%
Class C	1.76%	3.22%
Class I	3.15%	4.63%
Class Y	2.76%	--

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

** Calvert Social Investment Fund Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

***Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics
September 30, 2009
Economic Sectors	% of Total Investments
Asset Backed Securities	4.7%
Basic Materials	0.3%
Communications	1.0%
Consumer, Cyclical	1.4%
Consumer, Non-cyclical	2.2%
Energy	3.9%
Financials	31.6%
Government	19.2%
Industrials	1.7%
Mortgage Securities	6.3%
Technology	0.8%
Time Deposit	25.1%
Utilities	1.8%
Total	100%

Bond Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	2.00%
Five year	3.42%
Ten year	5.52%

Class B Shares
One year	0.93%
Five year	3.21%
Ten year	4.91%

Class C Shares
One year	4.08%
Five year	3.35%
Ten year	4.95%

Bond Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares
One year	6.74%
Five year	4.82%
Since inception	6.51%
(3/31/00)

Class Y Shares*
One year	6.31%
Five year	4.25%
Ten year	5.95%

* See note on previous page.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.10%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Portfolio Management Discussion

Richard England
of Atlanta Capital Management Company

Performance

For the 12 months ended September 30, 2009, CSIF Equity Portfolio Class A shares (at NAV) returned -3.46% versus -6.91% for the Standard and Poor's (S&P) 500 Index. The high-quality nature of the stocks held by the portfolio helped it stand ground versus the benchmark during this turbulent period.

Investment Climate

There is supposedly an ancient Chinese curse declaring "May you live in interesting times." Despite its age, the quote's double-edged implication could not be more relevant as a descriptor for the investment and economic climate we've witnessed over the last 12 months. This particular slice of time captures the majority of both the steepest slide and the sharpest rise in the stock market since the 1930s.

What a strange journey this has been. First the stock market dove as the financial crisis spread and the economy sank. Then, as steeply as the market fell, it soared as evidence mounted that the economy was stepping back from the brink of disaster. Trying to keep the portfolio appropriately invested through this roller-coaster ride has been a considerable challenge. It required a bit more turnover of our holdings during this reporting period versus the previous one, but we're pleased to have stayed somewhat ahead of the turmoil.

Even though the 12 months can be divided into two fairly distinct periods, there are some broad characterizations that can be made concerning which sectors did well and which did not. It's no shock that the Financials sector lagged all others by a fairly wide margin during the reporting period. This was, after all, the epicenter of the economic earthquake. These stocks were oversold by the market low in March, but even the sharp rise since then couldn't lift them from the cellar for the year. Energy stocks were also significant laggards, reflecting the slide in oil and natural gas prices that began in the summer of 2008.

The best-performing sector over the past year was Consumer Discretionary--which rose only slightly in absolute terms, reflecting the forward-looking nature of the stock market. Telecommunication Services also rose marginally. In this case, the sector was a good place to hide when the world appeared to be falling apart, but it managed to hold onto a small piece of that gain as the market clawed back from the edge of disaster.

Portfolio Strategy

In a year when the stock market fell and rose as much as it did, there's bound to be some interesting stock stories that drove the portfolio's relative performance. From a bottom-line perspective, we're pleased to have delivered a net benefit from both overweighting and underweighting the right sectors, as well as from picking the right stocks within sectors more often than not.

We were particularly successful in Technology. As the market was declining sharply in the late fall and early winter of 2008, we recognized the favorable attributes of many of stocks in this sector. As a group, Technology stocks tend to have low capital intensity, great cash flow, and exceptionally strong balance sheets. We took advantage of the price weakness to add to key positions. For the reporting period, our holdings in Apple, Google, and Hewlett-Packard all made strong contributions to performance. In the Financials sector, the timely establishment of a position in investment banking leader Goldman Sachs also made a significant contribution to our strong relative performance.

However, not everything went as we would have scripted it. We did not perform well in the Health Care sector. While we correctly overweighted this sector, which performed better than average, our stocks within the sector lagged. Our Health Care picks did especially poorly in the last quarter of 2008. During that time, we misjudged the fundamentals of managed-care player Coventry Health, and our large holdings in medical technology leaders Stryker and Medtronic produced disappointing results. At that point, large-cap pharmaceutical stocks were the place to be. Our position in Novartis performed satisfactorily, but it was not enough to make up for other misfires.

At the end of 2008, we began to position the portfolio for the recovery to come. While the economy and the stock market fell to levels we had not contemplated, that action enabled us to fully participate in the upturn once it arrived. As always, we are vigilant in our search for additional opportunities that this uneven recovery may provide.

Outlook

Six months ago, the outlook seemed dark indeed. The economy was in full-scale retreat, corporate earnings were imploding, and real questions surfaced concerning the state of our financial system. We've exited the gloom, and while all is not well, great progress has been made. There is reason for legitimate optimism. Most economic indicators have turned up. Corporate earnings have started to rebound. Most importantly, in its future-discounting role, the great surge in the stock market signals better times ahead. We believe the rise has been justified.

It's equally clear to us, though, that the easy money has probably already been made. The retreat from the edge of disaster and the economic stabilization have driven most of this gain. While corporate earnings have moved somewhat higher, most of the stock market's rise has come from stocks becoming more expensive--which usually happens as the market gains confidence that an economic recovery is on the horizon. From this point, however, the real economy must gain some forward momentum for the market to keep moving higher.

Fortunately, that is our forecast. So, we remain optimistic about the intermediate- to longer-term view of the stock market's prospects, although the short-term outlook is much cloudier. That time horizon is always tougher to predict, and that's doubly true at economic inflection points. It seems most likely to us that the economy will march haltingly forward for the next year or two since there are a lot of headwinds to overcome. In that type of recovery, we look for the less economically sensitive type of high-quality companies to be the leaders. As always, we will continue to search for the best combination of growth and good value among our universe of sustainable and responsible companies.

October 2009

As of September 30, 2009, the following companies represented the following percentages of Portfolio net assets: Apple 4.64%, Google 3.73%, Hewlett Packard 4.62%, Goldman Sachs 2.01%, Coventry Health 0.0%, Stryker 3.19%, Medtronic 0.0%, Novartis 3.08%. All holdings are subject to change without notice.

Equity Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	36.55%	-3.46%
Class B	35.96%	-4.34%
Class C	36.00%	-4.23%
Class I	36.98%	-2.88%
Class Y**	36.81%	-3.14%
S&P 500 Index***	34.02%	-6.91%
Lipper Large Cap Growth Funds Avg	31.35%	-2.72%

Ten Largest Stock Holdings
	% of Net Assets
Apple, Inc.	4.6%
Hewlett-Packard Co.	4.6%
CVS Caremark Corp.	4.1%
Google, Inc.	3.7%
Staples, Inc.	3.7%
Cisco Systems, Inc.	3.4%
Stryker Corp.	3.2%
QUALCOMM, Inc.	3.2%
Novartis AG (ADR)	3.1%
Procter & Gamble Co.	3.1%
Total	36.7%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Calvert Social Investment Fund Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

***Source: Lipper Analytical Services, Inc.

Equity Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-8.04%
Five year	1.50%
Ten year	3.77%

Class B Shares
One year	-9.12%
Five year	1.43%
Ten year	3.37%

Class C Shares
One year	-5.19%
Five year	1.71%
Ten Year	3.45%

Equity Portfolio Statistics
September 30, 2009
Average Annual Total Returns

Class I Shares
One year	-2.88%
Five year	3.06%
Since inception	4.25%
(11/1/99)

Class Y Shares*
One year	-3.14%
Five year	2.57%
Ten year	4.32%

*See note on previous page.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.21%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Equity Portfolio Statistics
September 30, 2009
Economic Sectors	% of Total Investments
Consumer Discretionary	14.1%
Consumer Staples	9.1%
Energy	6.5%
Financials	11.6%
Health Care	16.8%
Industrials	6.3%
Information Technology	25.7%
Limited Partnership Interest	0.1%
Materials	4.7%
Time Deposit	2.8%
Utilities	1.6%
Venture Capital	0.7%
Total	100%

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President, Chief Investment Officer - Equities of Calvert Asset Management Company

Performance

CSIF Enhanced Equity Portfolio Class A shares (at NAV) returned -7.22% for the 12 months ended September 30, 2009. The Russell 1000® Index returned -6.14% for the same time period. Stock selection hindered the Fund's performance relative to the benchmark.

Portfolio Manager Update

On June 2, 2009, the Trustees of Calvert Social Investment Fund terminated the Portfolio's subadvisory agreement with State Street Global Advisors (SSGA). The Board reviewed the existing advisory agreement with Calvert Asset Management Company, Inc. (CAMCO), the Portfolio's investment advisor. It considered CAMCO's internal resources for equities management, which have been significantly expanded in recent years, and its proposed investment strategy for the Portfolio and concluded that it was appropriate for CAMCO to directly manage the Portfolio under the existing agreement without a subadvisor. Adhering to the Portfolio's stated strategy and Calvert's Double Diligence™ process, which seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility, CAMCO's investment strategy features application of stock selection models and other analytical insights to add value while managing risk through a two-step optimization process.

Investment Climate

Returns in U.S. equity markets swung wildly over the past year. The market's tone for the first half of the period was profoundly negative as the crisis in global credit markets led to a worldwide recession. U.S. equity markets reached their lowest point on March 9, 2009, when the Russell 1000 Index's return since September 30, 2008 dropped to -41.24%. As investors began to see the "green shoots" of a pending recovery, markets rallied sharply over the balance of the period, with the Russell 1000 Index returning 59.73% between March 9 and September 30, 2009.

The recovery of U.S. equity markets and others around the world is more due to the anticipation of an economic recovery than any realized renewal in global growth. In fact, the U.S. economy, as measured by gross domestic product, contracted 2.3% during the period, with the bulk of the downturn coming in the first quarter of 2009. The U.S. economy has benefited from extensive government intervention including the rescues of troubled financial firms and stimulus efforts aimed at reviving consumer demand. While there are signs of a recovery and we may look back and see that the recession bottomed out in the third quarter of 2009, firm evidence of economic strength is still lacking.

Unemployment remains a serious concern as the U.S. unemployment rate rose to 9.7% near the end of the period. However, the recovery of jobs usually lags in the early stages of an economic recovery, so it is possible that job data could continue to be bleak despite improved economic activity.

Portfolio Strategy

Sector/Industry

The Portfolio's sector allocation added to its return during the period, largely due to an overweight to Information Technology. Overall, the sector rose almost 9%, significantly outperforming the broader Russell 1000 Index, which returned -6.14%. Overweights to the Consumer Discretionary and Telecommunications sectors also had a positive impact on performance, as both sectors held up better than others over the past year. However, the Portfolio had a slight overweight to Financials, which detracted from performance as ongoing struggles within the sector led to a decline of more than 22%.

Individual Securities

Stock selection overall had a slightly negative effect on relative performance during the reporting period. It was weakest in the Health Care sector as holdings in the Health Care Providers & Services industry--such as CIGNA, which took a huge hit in profits--dragged on performance. The Portfolio was also hurt because it did not hold pharmaceutical giants Schering-Plough, which benefitted from strong earnings, and Wyeth Pharmaceuticals, which Pfizer will acquire. Both stocks were held by the benchmark but did not meet our sustainability and responsibility criteria.

Stock selection was strongest in the Consumer Discretionary sector. The Portfolio's overweight position in media companies and specialty retail names lifted performance after Gannett, TJX, Home Depot, and Best Buy all announced better-than-expected earnings. Stock selection was also strong in the Industrials sector, where our sustainability criteria prevented investment in poor performers like General Electric.

For the portion of the period under SSGA's management--through June 2, 2009--negative stock selection hampered the Portfolio, especially in the Health Care sector. However, stock selection in Consumer Staples and Information Technology struggled as well.

CAMCO's investment process is designed add value through stock selection while minimizing sector, industry, and style biases relative to the Russell 1000 Index. Under CAMCO's management during the reporting period, the Portfolio benefited from very strong stock selection, with the most positive impact seen in the Energy sector. This was largely due to the absence of a position in weak-performing ExxonMobil--which does not pass Calvert's sustainability and responsibility screens. Stock selection was also strong in Industrials and Utilities.

Outlook

Equity markets made a steep upturn during the last seven months of the reporting period. Corporate earnings reports have tended to beat analysts' expectations, but much of the good news has come from effective cost reductions rather than improved sales and revenues. Still, markets seem to be predicting further improvements in corporate earnings. For this to happen, revenue growth is a must. However, until there is clear evidence of a sustainable economic recovery, markets will be at risk for renewed volatility and a potential downturn.

October 2009

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: CIGNA 0.51%, Schering-Plough 0%, Wyeth 0%, Pfizer 0%, Gannett 0.57%, TJX 0.58%, Home Depot 1.00%, Best Buy 0.19%, ExxonMobil 0% and General Electric 0%. All holdings are subject to change without notice.

Enhanced Equity
Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	37.44%	-7.22%
Class B	36.27%	-8.51%
Class C	36.69%	-8.09%
Class I	37.75%	-6.64%
Russell 1000 Index**	35.22%	-6.14%
Lipper Large Cap Core Funds Avg.	33.67%	-5.89%
Ten Largest Stock Holdings
% of Net Assets
JPMorgan Chase & Co.	3.2%
Johnson & Johnson	3.0%
Microsoft Corp.	2.8%
AT&T, Inc.	2.4%
International Business Machines Corp.	2.4%
Cisco Systems, Inc.	2.0%
Hewlett-Packard Co.	1.8%
Apple, Inc.	1.8%
Wells Fargo & Co.	1.8%
Goldman Sachs Group, Inc.	1.7%
Total	22.9%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Enhanced Equity
Portfolio Statistics
September 30, 2009
Economic Sectors	% of Total Investments
Consumer Discretionary	12.1%
Consumer Staples	8.4%
Energy	9.9%
Financials	15.4%
Health Care	14.4%
Industrials	9.0%
Information Technology	18.7%
Materials	3.5%
Telecommunication Services	3.9%
Time Deposit	0.6%
Utilities	4.1%
Total	100%

Enhanced Equity
Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-11.60%
Five year	-2.14%
Ten year	-0.92%
Class B Shares
One year	-13.09%
Five year	-2.40%
Ten year	-1.48%
Class C Shares
One year	-9.08%
Five year	-2.05%
Ten year	-1.40%

Enhanced Equity
Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares*
One year	-6.64%
Five year	-0.79%
Ten year	-0.10%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.36%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Classes A, B and I shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
CSIF Money Market	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Actual	$1,000.00	$1,002.00	$4.26
Hypothetical	$1,000.00	$1,020.81	$4.30
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
CSIF Balanced	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,235.90	$7.01
Hypothetical	$1,000.00	$1,018.80	$6.33
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,228.70	$12.93
Hypothetical	$1,000.00	$1,013.46	$11.68
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,229.80	$12.15
Hypothetical	$1,000.00	$1,014.17	$10.97
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,238.90	$4.04
Hypothetical	$1,000.00	$1,021.46	$3.65
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.25%, 2.31%, 2.17% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
CSIF Bond	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,102.80	$6.00
Hypothetical	$1,000.00	$1,019.36	$5.76
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,097.30	$11.25
Hypothetical	$1,000.00	$1,014.34	$10.81
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,098.30	$10.09
Hypothetical	$1,000.00	$1,015.45	$9.69
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,106.10	$2.76
Hypothetical	$1,000.00	$1,022.45	$2.65
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,104.30	$4.85
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.14%, 2.14%, 1.92%, 0.52% and 0.92% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
CSIF Equity	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,365.50	$7.35
Hypothetical	$1,000.00	$1,018.86	$6.27
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,359.60	$12.80
Hypothetical	$1,000.00	$1,014.22	$10.93
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,360.00	$12.08
Hypothetical	$1,000.00	$1,014.83	$10.31
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,369.80	$4.06
Hypothetical	$1,000.00	$1,021.64	$3.47
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,368.10	$5.70
Hypothetical	$1,000.00	$1,020.26	$4.86
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.24%, 2.16%, 2.04%, 0.68%, and 0.96% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
CSIF Enhanced Equity	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,374.40	$8.24
Hypothetical	$1,000.00	$1,018.13	$7.00
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,362.70	$16.58
Hypothetical	$1,000.00	$1,011.03	$14.11
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,366.90	$13.97
Hypothetical	$1,000.00	$1,013.27	$11.88
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,377.50	$4.83
Hypothetical	$1,000.00	$1,021.01	$4.10
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.38%, 2.80%, 2.35% and 0.81% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Calvert Social Investment Fund:

We have audited the accompanying statements of net assets of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios (collectively the Portfolios), each a series of the Calvert Social Investment Fund, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Money Market Portfolio
Statement of Net Assets
September 30, 2009

U.S. Government Agencies	Principal
And Instrumentalities - 30.2%	Amount	Value
Fannie Mae:
0.404%, 2/12/10 (r)	$1,000,000	$1,000,737
0.40%, 7/13/10 (r)	3,000,000	2,999,598
Fannie Mae Discount Notes:
12/10/09	1,000,000	998,542
3/1/10	1,000,000	996,403
Fannie Mae Interest Strip, 1/15/10	1,000,000	996,939
Federal Farm Credit Bank:
0.875%, 4/1/10	1,000,000	1,000,000
0.646%, 11/24/10 (r)	2,000,000	1,999,315
Federal Home Loan Bank:
0.435%, 10/13/09 (r)	1,000,000	1,000,014
5.00%, 12/11/09	1,000,000	1,007,660
1.00%, 2/5/10	1,000,000	1,000,000
1.00%, 2/18/10	500,000	499,882
0.396%, 2/19/10 (r)	5,000,000	4,999,017
0.75%, 2/19/10 (r)	1,000,000	1,000,000
1.05%, 2/23/10	2,000,000	1,999,190
1.00%, 2/26/10	1,000,000	1,000,000
0.79%, 3/11/10 (r)	1,000,000	1,000,044
0.173%, 3/26/10 (r)	1,000,000	998,858
0.875%, 4/15/10	1,000,000	999,945
0.65%, 6/10/10	1,000,000	999,306
0.56%, 6/11/10	2,500,000	2,499,346
0.60%, 6/21/10	2,500,000	2,499,875
0.56%, 6/22/10	1,000,000	999,513
0.60%, 7/26/10	1,000,000	999,529
0.60%, 8/10/10	1,000,000	999,914
3.375%, 8/13/10	1,000,000	1,023,704
STEP, 0.50% to 2/24/10, 0.75% thereafter to 8/24/10 (r)	1,000,000	1,000,000
0.13%, 11/8/10 (r)	850,000	852,373
Federal Home Loan Bank Discount Notes:
11/17/09	500,000	498,564
1/12/10	1,000,000	997,854
4/27/10	1,000,000	995,955
Freddie Mac:
0.179%, 10/19/09 (r)	1,000,000	999,913
4.75%, 11/3/09	1,000,000	1,001,954
2.875%, 4/30/10	4,000,000	4,045,426
4.50%, 7/6/10	2,208,000	2,277,271
Freddie Mac Discount Notes:
11/9/09	1,000,000	997,942
12/7/09	1,000,000	998,325
2/4/10	1,000,000	996,500

Total U.S. Government Agencies and Instrumentalities
(Cost $51,179,408)		51,179,408

Depository Receipts For U.S.	Principal
Government Guaranteed Loans - 0.3%	Amount	Value
Colson Services Corporation Loan Sets:
2.094%, 7/26/10 (c)(h)(r)	$21,695	$21,696
2.00%, 1/22/11 (c)(h)(r)	6,146	6,146
2.25%, 3/23/12 (c)(h)(r)	47,744	47,787
2.125%, 5/29/12 (c)(h)(r)	115,321	115,320
2.00%, 8/10/12 (c)(h)(r)	274,412	274,961
2.00%, 9/2/12 (c)(h)(r)	37,763	37,825

Total Depository Receipts For U.S. Government Guaranteed
Loans (Cost $503,735)		503,735

Certificates Of Deposit - 0.3%
Community Bank of the Bay, 2.27%, 10/8/09 (k)	100,000	100,000
Carver Bank, 2.25%, 1/19/10 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 1.85%, 12/18/09 (k)	100,000	100,000
Self Help Credit Union, 2.05%, 7/14/10 (k)	250,000	250,000

Total Certificates of Deposit (Cost $550,000)		550,000

Municipal Obligations - 1.8%
Metropolitan Washington DC Airport Authority System Revenue
Commercial Paper Notes, 1.25%, 10/7/09	3,000,000	3,000,000

Total Municipal Obligations (Cost $3,000,000)		3,000,000

Variable Rate Demand Notes - 63.2%
2880 Stevens Creek LLC, 0.50%, 11/1/33,
LOC: Bank of the West (r)	3,155,000	3,155,000
Akron Hardware Consultants, Inc., 1.20%, 11/1/22, LOC:
FirstMerit Bank, C/LOC: FHLB (r)	1,613,000	1,613,000
Bayfront Regional Development Corp., 0.40%, 11/1/27,
LOC: PNC Bank (r)	6,000,000	6,000,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha,
Inc., 2.25%, 6/1/22, LOC: Comerica Bank (r)	2,295,000	2,295,000
Butler County Alabama IDA Revenue, 1.75%, 3/1/12, LOC:
Whitney National Bank, C/LOC: FHLB (r)	460,000	460,000
California Statewide Communities Development Authority
Special Tax Revenue, 0.52%, 3/15/34, LOC: Fannie Mae (r)	2,550,000	2,550,000
CIDC-Hudson House LLC New York Revenue, 2.65%,
12/1/34, LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	1,900,000	1,900,000
Durham North Carolina GO, 0.33%, 5/1/18, BPA: Bank
of America (r)	6,000,000	6,000,000
Florida State Housing Finance Corp. MFH Revenue:
0.40%, 10/15/32, LOC: Fannie Mae (r)	550,000	550,000
0.55%, 11/1/32, LOC: Freddie Mac (r)	750,000	750,000
Series B, 0.80%, 10/15/32, LOC: Fannie Mae (r)	2,400,000	2,400,000
Series J-2, 0.80%, 10/15/32, LOC: Fannie Mae (r)	2,230,000	2,230,000
HHH Investment Co., 0.55%, 7/1/29,
LOC: Bank of the West (r)	2,070,000	2,070,000
Holland Board of Public Works Home Building Co.,
0.55%, 11/1/22, LOC: Wells Fargo Bank (r)	865,000	865,000
Kaneville Road Joint Venture, Inc., 0.65%, 11/1/32, LOC: First
American Bank, C/LOC: FHLB (r)	4,865,000	4,865,000

	Principal
Variable Rate Demand Notes - Cont'd	Amount	Value
Lakeland Florida Energy System Revenue, 0.41%, 10/1/37,
LOC: SunTrust Bank (r)	$3,575,000	$3,575,000
Los Angeles California MFH Revenue, 0.33%, 12/15/34,
LOC: Fannie Mae (r)	900,000	900,000
Main & Walton Development Co., 0.50%, 9/1/26,
LOC: Sovereign Bank, C/LOC: FHLB (r)	4,965,000	4,965,000
Milpitas California MFH Revenue, 0.50%, 8/15/33,
LOC: Fannie Mae (r)	2,200,000	2,200,000
Montgomery New York Industrial Development Board
Pollution Control Revenue, 0.65%, 5/1/25, LOC: FHLB (r)	2,885,000	2,885,000
New York City New York Housing Development Corp.
MFH Revenue:
0.32%, 11/15/31, LOC: Fannie Mae (r)	1,450,000	1,450,000
0.32%, 11/15/35, LOC: Fannie Mae (r)	1,695,000	1,695,000
0.32%, 12/1/35, LOC: Freddie Mac (r)	13,205,000	13,205,000
New York State MMC Corp. Revenue, 2.65%, 11/1/35,
LOC: JPMorgan Chase Bank (r)	3,900,000	3,900,000
Osprey Management Co. LLC, 0.35%, 6/1/27, LOC: Wells
Fargo Bank (r)	5,600,000	5,600,000
Peoploungers, Inc., 1.00%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	1,885,000	1,885,000
Portage Indiana Economic Development Revenue, 2.55%, 3/1/20,
LOC: FHLB (r)	100,000	100,000
Rathbone LLC, 0.75%, 1/1/38, LOC: Comerica Bank (r)	3,580,000	3,580,000
Roman Catholic Church of the Diocese of Houma-Thibodaux,
3.75%, 12/1/37, LOC: Allied Irish Bank (r)	3,240,000	3,240,000
Roosevelt Paper Co., 0.45%, 6/1/12, LOC: Wachovia Bank (r)	945,000	945,000
Scottsboro Alabama Industrial Development Board Revenue,
0.43%, 10/1/10, LOC: Wachovia Bank (r)	180,000	180,000
Shawnee Kansas Private Activity Revenue, 4.50%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	2,965,000	2,965,000
Sheridan Colorado Redevelopment Agency Tax Allocation,
2.00%, 12/1/29, LOC: Citibank (r)	5,600,000	5,600,000
St. Joseph County Indiana Economic Development Revenue,
2.55%, 6/1/27, LOC: FHLB (r)	310,000	310,000
Tyler Enterprises LLC, 0.50%, 10/3/22, LOC: Peoples Bank
& Trust, C/LOC: FHLB (r)	4,965,000	4,965,000
Washington State MFH Finance Commission Revenue:
0.55%, 6/15/32, LOC: Fannie Mae (r)	960,000	960,000
0.55%, 7/15/32, LOC: Fannie Mae (r)	660,000	660,000
0.52%, 7/15/34, LOC: Fannie Mae (r)	1,570,000	1,570,000
0.52%, 5/15/35, LOC: Fannie Mae (r)	755,000	755,000
0.52%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Variable Rate Demand Notes (Cost $107,143,000)		107,143,000

Time Deposit - 0.1%
State Street Corp. Time Deposit, 0.01%, 10/1/09	138,781	138,781

Total Time Deposit (Cost $138,781)		138,781

TOTAL INVESTMENTS (Cost $162,514,924) - 95.9%		162,514,924
Other assets and liabilities, net - 4.1%		6,969,797
Net Assets - 100%		$169,484,721

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized,
169,555,161 shares outstanding		$169,506,923
Undistributed net investment income		6,338
Accumulated net realized gain (loss) on investments		(28,540)

Net Assets		$169,484,721

Net Assets Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

Balanced Portfolio
Statement of Net Assets
September 30, 2009
Equity Securities - 58.8%	Shares	Value
Aerospace & Defense - 0.2%
BE Aerospace, Inc.*	45,385	$914,054

Air Freight & Logistics - 0.3%
FedEx Corp.	6,302	474,036
United Parcel Service, Inc., Class B	11,675	659,287
		1,133,323

Airlines - 0.2%
Southwest Airlines Co.	66,480	638,208

Beverages - 0.8%
PepsiCo, Inc.	62,845	3,686,488

Biotechnology - 2.1%
Amgen, Inc.*	58,310	3,512,011
Gilead Sciences, Inc.*	123,600	5,757,288
		9,269,299

Capital Markets - 1.5%
Federated Investors, Inc., Class B	8,600	226,782
Northern Trust Corp.	90,500	5,263,480
SEI Investments Co.	14,200	279,456
T. Rowe Price Group, Inc.	20,214	923,780
		6,693,498

Chemicals - 1.5%
Praxair, Inc.	81,500	6,657,735

Commercial Banks - 1.1%
US Bancorp	223,200	4,879,152

Communications Equipment - 2.5%
Cisco Systems, Inc. (s)*	275,780	6,491,861
QUALCOMM, Inc.	100,090	4,502,048
		10,993,909
Computers & Peripherals - 5.3%
Apple, Inc.*	6,800	1,260,516
EMC Corp.*	435,914	7,427,975
Hewlett-Packard Co.	157,210	7,421,884
International Business Machines Corp.	53,100	6,351,291
Western Digital Corp.*	31,780	1,160,923
		23,622,589

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 0.1%
American Express Co.	15,200	$515,280

Diversified Financial Services - 2.0%
Bank of America Corp.	10,107	171,010
CME Group, Inc.	20,110	6,197,701
First Republic Preferred Capital Corp., Preferred (e)*	500	450,000
JPMorgan Chase & Co.	17,445	764,440
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	305,000
Trust II, Preferred (b)(e)	500,000	305,000
Trust III, Preferred (b)(e)	500,000	305,000
Trust IV, Preferred (b)(e)	500,000	305,000
		8,803,151

Diversified Telecommunication Services - 1.4%
AT&T, Inc.	237,175	6,406,097

Electronic Equipment & Instruments - 0.3%
Amphenol Corp.	17,700	666,936
Jabil Circuit, Inc.	52,350	702,013
		1,368,949

Energy Equipment & Services - 1.0%
Smith International, Inc.	159,300	4,571,910

Food & Staples Retailing - 0.1%
Costco Wholesale Corp.	9,680	546,533

Food Products - 1.6%
General Mills, Inc.	98,600	6,347,868
Kellogg Co.	10,800	531,684
McCormick & Co., Inc.	13,400	454,796
		7,334,348

Gas Utilities - 1.4%
Oneok, Inc.	172,700	6,324,274

Health Care Equipment & Supplies - 1.7%
Becton Dickinson & Co.	78,400	5,468,400
DENTSPLY International, Inc.	13,700	473,198
Hologic, Inc.*	54,770	894,942
Medtronic, Inc.	23,826	876,797
		7,713,337

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 2.3%
CIGNA Corp.	98,400	$2,764,056
Express Scripts, Inc.*	83,700	6,493,446
Lincare Holdings, Inc.*	12,500	390,625
Quest Diagnostics, Inc.	11,024	575,343
		10,223,470

Household Products - 1.3%
Colgate-Palmolive Co.	68,086	5,193,600
Procter & Gamble Co.	12,500	724,000
		5,917,600

Industrial Conglomerates - 0.1%
3M Co.	5,073	374,387

Insurance - 2.5%
Aflac, Inc.	22,900	978,746
AON Corp.	83,600	3,401,684
Conseco, Inc.*	48,476	254,984
Prudential Financial, Inc.	133,200	6,648,012
		11,283,426

Internet & Catalog Retail - 1.5%
Expedia, Inc.*	270,000	6,466,500

Internet Software & Services - 1.7%
Akamai Technologies, Inc.*	14,909	293,409
eBay, Inc.*	274,800	6,488,028
Google, Inc.*	1,730	857,820
		7,639,257

IT Services - 0.7%
Cognizant Technology Solutions Corp.*	73,600	2,845,376
Fiserv, Inc.*	5,000	241,000
		3,086,376

Life Sciences - Tools & Services - 0.1%
Waters Corp.*	9,926	554,466

Machinery - 3.1%
Cummins, Inc.	110,300	4,942,543
Danaher Corp.	94,356	6,352,046
Deere & Co.	39,600	1,699,632
Graco, Inc.	10,100	281,487
Illinois Tool Works, Inc.	8,910	380,546
		13,656,254

Equity Securities - Cont'd	Shares	Value
Multiline Retail - 1.4%
Kohl's Corp.*	100,100	$5,710,705
Target Corp.	10,000	466,800
		6,177,505

Office Electronics - 0.4%
Xerox Corp.	206,500	1,598,310

Oil, Gas & Consumable Fuels - 4.1%
EOG Resources, Inc.	75,200	6,279,952
Plains Exploration & Production Co.*	13,000	359,580
Southwestern Energy Co.*	115,300	4,921,004
XTO Energy, Inc.	165,587	6,842,055
		18,402,591

Personal Products - 1.2%
Avon Products, Inc.	163,200	5,542,272

Pharmaceuticals - 1.8%
Bristol-Myers Squibb Co.	200,700	4,519,764
Johnson & Johnson	56,600	3,446,374
		7,966,138

Professional Services - 0.2%
Manpower, Inc.	11,401	646,551

Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp.	42,396	829,690
NVIDIA Corp.*	61,220	920,137
Texas Instruments, Inc.	229,300	5,432,117
		7,181,944

Software - 4.0%
Adobe Systems, Inc.*	191,245	6,318,735
BMC Software, Inc.*	113,200	4,248,396
Citrix Systems, Inc.*	22,800	894,444
Microsoft Corp.	249,760	6,466,286
		17,927,861

Specialty Retail - 2.7%
Best Buy Co., Inc.	138,900	5,211,528
Home Depot, Inc.	19,720	525,341
Lowe's Co.'s, Inc.	288,100	6,032,814
Staples, Inc.	18,546	430,638
		12,200,321

Textiles, Apparel & Luxury Goods - 1.4%
Nike, Inc., Class B	98,300	6,360,010

Equity Securities - Cont'd	Shares	Value
Venture Capital - 1.6%
Agraquest, Inc.:
Series B, Preferred (b)(i)*	190,477	$52,990
Series C, Preferred (b)(i)*	117,647	37,910
Series H, Preferred (b)(i)*	4,647,053	441,805
Allos Therapeutics, Inc.*	42,819	310,438
CFBanc Corp., Series A (b)(i)*	27,000	373,304
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/31/12) (b)(i)*	189,375	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	118,360	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	887,700	-
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	173,455	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	250,000	-
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.28/share, expires 9/4/13) (b)(i)*	23,128	-
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 4/21/14) (b)(i)*	162,500	-
Community Bank of the Bay*	4,000	7,600
Consensus Orthopedics, Inc.:
Common Stock (b)(i)*	180,877	-
Series A-1, Preferred (b)(i)*	420,683	-
Series B, Preferred (b)(i)*	348,940	17,447
Series C, Preferred (b)(i)*	601,710	120,342
Distributed Energy Systems Corp.*	14,937	90
Environmental Private Equity Fund II, Liquidating Trust (b)(i)*	200,000	29,819
Evergreen Solar, Inc.*	66,000	126,720
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires 10/31/13) (b)(i)*	27,025	-
Series A, Preferred (b)(i)*	69,033	-
Series A, Preferred Warrants (strike price $1.00/share, expires
10/10/12) (b)(i)*	1,104	-
Series B, Preferred (b)(i)*	161,759	-
Series C, Preferred (b)(i)*	36,984	-
Inflabloc Pharmaceuticals, Inc. (b)(i)*	1,193	1
Neighborhood Bancorp (b)(i)*	10,000	154,610
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share, expires 4/29/15) (b)(i)*	72,000	-
Series A, Preferred (a)(b)(i)*	825,689	-

Equity Securities - Cont'd	Shares	Value
Series A, Preferred Warrants:
Strike price $0.85/share, expires 6/9/13 (b)(i)*	176,471	-
Strike price $0.85/share, expires 9/6/13 (b)(i)*	88,236	-
Seventh Generation, Inc. (b)(i)*	200,295	$4,068,082
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	172,388
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share, expires
5/26/15) (b)(i)*	11,920	2,143
Series 1-B, Preferred Warrants (strike price $1.53/share, expires
6/1/15) (b)(i)*	32,726	-
Wild Planet Entertainment, Inc.:
Series B, Preferred (b)(i)*	476,190	988,731
Series E, Preferred (b)(i)*	129,089	268,032
Wind Harvest Co., Inc. (b)(i)*	8,696	1
		7,203,503

Total Equity Securities (Cost $254,347,993)		262,480,876

	Principal
Venture Capital Debt Obligations - 0.5%	Amount
Access Bank plc, 8.477%, 8/29/12 (b)(i)	$500,000	531,136
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/06 (b)(i)(w)*	297,877	-
Convertible Notes II, 10.00%, 8/31/06 (b)(i)(w)*	32,500	-
Convertible Notes III, 10.00%, 8/31/06 (b)(i)(w)*	25,000	-
Convertible Notes IV, 10.00%, 8/31/06 (b)(i)(w)*	25,000	-
KDM Development Corp., 6.00%, 6/30/19 (b)(i)(j)	600,000	552,501
Plethora Technology, Inc., 12.00%, 12/31/06 (b)(i)(w)*	150,000	-
Rose Smart Growth Investment Fund, 6.545%, 4/1/21 (b)(i)	1,000,000	1,000,000

Total Venture Capital Debt Obligations (Cost $2,630,377)		2,083,637

	Adjusted
Limited Partnership Interest - 0.6%	Basis
Angels With Attitude I LLC (a)(b)(i)*	200,000	106,126
Coastal Venture Partners (b)(i)*	133,958	113,783
Common Capital (b)(i)*	453,189	306,412
First Analysis Private Equity Fund IV (b)(i)*	690,660	901,103
GEEMF Partners (a)(b)(i)*	-	119,555
Global Environment Emerging Markets Fund (b)(i)*	-	447,185
Infrastructure and Environmental Private Equity Fund III (b)(i)*	328,443	174,109
Labrador Ventures III (b)(i)*	360,875	45,506
Labrador Ventures IV (b)(i)*	911,085	77,102
New Markets Growth Fund LLC (b)(i)*	225,646	215,163
Solstice Capital (b)(i)*	384,644	383,609
Utah Ventures II (b)(i)*	867,581	-
Venture Strategy Partners (b)(i)*	206,058	19,453

Total Limited Partnership Interest (Cost $4,762,139)		2,909,106

	Principal
Asset-Backed Securities - 0.5%	Amount	Value
ACLC Business Loan Receivables Trust, 0.893%, 10/15/21 (e)(r)	$156,610	$149,481
AmeriCredit Automobile Receivables Trust:
0.334%, 5/6/12 (r)	433,397	424,592
0.904%, 7/6/12 (r)	291,139	290,008
Capital Auto Receivables Asset Trust:
0.303%, 7/15/10 (r)	81,018	80,970
0.343%, 2/15/11 (r)	400,000	397,839
Enterprise Mortgage Acceptance Co. LLC, 7.058%, 1/15/27 (e)(r)	1,257,889	628,944

Total Asset-Backed Securities (Cost $1,924,913)		1,971,834

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 0.8%
American Home Mortgage Assets, 0.456%, 12/25/46 (r)	807,073	380,949
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	551,117	543,172
GMAC Mortgage Corp Loan Trust, 5.50%, 10/25/33	500,000	478,287
Impac CMB Trust, 0.516%, 5/25/35 (r)	1,381,795	740,037
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	542,709	503,565
Merrill Lynch Mortgage Investors, Inc., 5.15%, 12/25/35 (r)	681,759	665,469
Residential Asset Securitization Trust, 6.25%, 11/25/36	234,821	151,840

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $3,975,392)		3,463,319

Commercial Mortgage-Backed Securities - 2.4%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	2,000,000	1,933,107
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 5/15/46 (r)	3,000,000	3,020,543
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	4,013,889
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (b)(e)	1,900,000	1,577,000

Total Commercial Mortgage-Backed Securities
(Cost $10,859,657)		10,544,539

Corporate Bonds - 16.0%
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	385,345	-
American National Red Cross, 5.362%, 11/15/11	3,215,000	3,265,540
APL Ltd., 8.00%, 1/15/24	550,000	449,625
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	1,000,000	824,820
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	4,060,000	40,600
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,560,000	2,303,590
BAC Capital Trust XV, 1.161%, 6/1/56 (b)(r)	5,000,000	2,775,000
Barclays Bank plc, 5.00%, 9/22/16	750,000	755,163
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	998,363	932,002
Camp Pendleton & Quantico Housing LLC, 6.165%, 10/1/50 (e)	600,000	487,751
Capital One Bank, 8.80%, 7/15/19	500,000	577,855
Capital One Capital V, 10.25%, 8/15/39	400,000	444,577

	Principal
Corporate Bonds - Cont'd	Amount	Value
Cardinal Health, Inc., 0.865%, 10/2/09 (r)	$1,000,000	$1,000,003
Chesapeake Energy Corp., 7.625%, 7/15/13	1,000,000	997,500
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter
to 3/15/67 (r) (w)	600,000	72,918
Compass Bancshares, Inc., 1.138%, 10/9/09 (e)(r)	1,000,000	999,983
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (e)(r)	4,000,000	2,900,000
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	993,702
Discover Financial Services, 0.83%, 6/11/10 (r)	2,500,000	2,444,403
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	3,200,000	2,800,000
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	2,000,000	1,490,200
Glitnir Banki HF:
2.95%, 10/15/08 (b)(oo)(y)*	2,000,000	480,000
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(y)(ff)*	1,500,000	15,000
Great River Energy:
5.829%, 7/1/17 (e)	378,499	401,535
6.254%, 7/1/38 (b)(e)	1,000,000	1,050,000
Home Depot, Inc., 0.42%, 12/16/09 (r)	300,000	299,810
Howard Hughes Medical Institute, 3.45%, 9/1/14	1,500,000	1,543,835
HRPT Properties Trust, 0.895%, 3/16/11 (r)	1,250,000	1,168,811
Independence Community Bank Corp., 2.417%, 4/1/14 (r)	2,500,000	2,276,720
John Deere Capital Corp., 1.21%, 1/18/11 (r)	2,000,000	2,009,136
JPMorgan Chase & Co.:
7.00%, 11/15/09	2,000,000	2,013,492
0.533%, 12/26/12 (r)	500,000	504,065
JPMorgan Chase Capital XXIII, 1.44%, 5/15/47 (r)	750,000	495,803
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)(hh)*	2,750,000	584,375
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	2,000,000	1,808,440
Lloyds Banking Group plc, 6.413% to 10/1/35, floating rate
thereafter to 9/29/49 (e)(r)	550,000	319,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	19,080
8.30%, 12/1/37 (e)(m)*	6,130,000	68,963
8.45%, 12/1/49 (e)(m)*	2,560,000	28,800
M&I Marshall & Ilsley Bank, 0.60%, 12/4/12 (r)	500,000	372,889
McGuire Air Force Base Military Housing Project,
5.611%, 9/15/51 (b)(e)	1,000,000	759,290
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	635,000
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	500,000	516,276
6.90%, 10/1/37	1,000,000	1,021,761
Nisource Finance Corp., 0.977%, 11/23/09 (r)	500,000	499,544
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	2,250,000	2,038,680
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)*	1,100,000	-
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	1,250,000	875,463
Pacific Pilot Funding Ltd., 1.26%, 10/20/16 (e)(r)	953,672	707,748
Pioneer Natural Resources Co.:
5.875%, 7/15/16	500,000	459,638
6.65%, 3/15/17	350,000	332,117
7.20%, 1/15/28 (b)	700,000	607,660
Preferred Term Securities IX Ltd., 1.354%, 4/3/33 (e)(r)	737,524	346,636

	Principal
Corporate Bonds - Cont'd	Amount	Value
Rabobank Nederland NV, 11.00% to 6/30/19, floating rate
thereafter to 6/29/49 (e)(r)	$300,000	$369,000
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,245,000	1,073,028
Reed Elsevier Capital, Inc., 0.629%, 6/15/10 (r)	3,000,000	2,992,933
Roper Industries, Inc., 6.625%, 8/15/13	500,000	539,859
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating rate
thereafter to 3/29/49 (b)(r)	2,000,000	1,000,000
Salvation Army, 5.46%, 9/1/16	160,000	170,920
SLM Corp., 4.00%, 1/15/10	1,000,000	995,172
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	233,130
Suncorp-Metway Ltd., 0.668%, 12/17/10 (e)(r)	1,000,000	1,000,013
SunTrust Bank, 0.529%, 5/21/12 (r)	1,000,000	910,896
Susquehanna Bancshares, Inc., 2.303%, 5/1/14 (r)	1,000,000	606,419
Svenska Handelsbanken AB, 1.30%, 9/14/12 (e)(r)	1,500,000	1,491,408
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	5,000,000	1,069,350
2/15/45 (b)(e)	29,767,677	4,054,655
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	1,500,000	1,020,000
Wells Fargo Bank, 6.734%, 9/1/47 (e)	1,500,000	1,616,310
Westfield Capital Corp Ltd., 4.375%, 11/15/10 (e)	1,000,000	1,010,322
Yara International ASA, 7.875%, 6/11/19 (e)	400,000	435,741

Total Corporate Bonds (Cost $94,590,827)		71,403,955

U.S. Government Agencies
And Instrumentalities - 1.0%
AgFirst Farm Credit Bank:
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	1,250,000	750,000
7.30%, 10/14/49 (b)(e)	2,000,000	1,350,000
AgriBank FCB, 9.125%, 7/15/19	1,500,000	1,606,450
Private Export Funding Corp., 3.05%, 10/15/14	500,000	503,049
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (b)(e)(r)	300,000	168,000
U.S. Department of Housing and Urban Development, 3.44%, 8/1/11	250,000	261,641

Total U.S. Government Agencies and Instrumentalities
(Cost $5,299,321)		4,639,140

U.S. Government Agency
Mortgage-Backed Securities - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32	1,659,306	133,865

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $203,267)		133,865

Municipal Obligations - 0.2%
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	1,855,000	987,621
Series C, Zero Coupon, 7/1/48 (f)	2,534,053	95,432

Total Municipal Obligations (Cost $4,044,389)		1,083,053

	Principal
Taxable Municipal Obligations - 7.0%	Amount	Value
Anaheim California Redevelopment Agency Tax Allocation Bonds,
5.759%, 2/1/18	$750,000	$771,878
California Statewide Communities Development Authority Revenue
Bonds, 5.01%, 8/1/15	635,000	624,592
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,250,000	675,963
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	705,000	681,051
Grant County Washington Public Utility District No. 2
Revenue Bonds, 5.17%, 1/1/15	500,000	528,165
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	1,000,000	1,027,800
Inglewood California Pension Funding Revenue Bonds, 5.07%,
9/1/20	660,000	593,670
Long Beach California Bond Finance Authority Revenue Bonds,
4.80%, 8/1/16	1,545,000	1,297,584
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 4.60%, 7/1/10	840,000	851,407
Malibu California Integrated Water Quality Improvement COPs,
5.39%, 7/1/16	1,130,000	1,189,269
Moreno Valley California Public Financing Authority
Revenue Bonds, 5.549%, 5/1/27	750,000	638,153
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,635,000	1,622,623
5.263%, 9/1/16	730,000	716,386
5.383%, 9/1/16	3,000,000	3,109,500
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	750,000	672,585
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	1,250,000	1,111,450
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	3,000,000	3,083,910
Sacramento City California Financing Authority Tax Allocation
Bonds, 5.54%, 12/1/20	500,000	413,440
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	500,000	476,495
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	1,185,000	1,179,691
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	1,790,000	1,576,310
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.46%, 8/1/35	1,000,000	793,180
San Ramon California Public Financing Authority Tax Allocation
Bonds, 5.65%, 2/1/21	1,775,000	1,671,393
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,502,505
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds,
3.90%, 12/1/09	1,150,000	1,155,854
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,227,450
Vacaville California Redevelopment Agency Housing Tax Allocation
Bonds, 6.125%, 9/1/20	665,000	613,888

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
West Contra Costa California Unified School District COPs,
4.90%, 1/1/15	$555,000	$529,231
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	915,460

Total Taxable Municipal Obligations (Cost $32,898,585)		31,250,883

High Social Impact Investments - 1.1%
Calvert Social Investment Foundation Notes, 1.76%, 7/1/10 (b)(i)(r)	5,016,666	4,822,973

Total High Social Impact Investments (Cost $5,016,666)		4,822,973

Certificates Of Deposit - 0.3%
Alternative Federal Credit Union, 1.88%, 11/30/09 (b)(k)	50,000	49,920
Deutsche Bank, 0.892%, 6/18/10 (r)	1,000,000	995,465
First American Credit Union, 3.15%, 12/24/09 (b)(k)	92,000	91,761
Native American Credit Union, 1.50%, 11/13/09 (b)(k)	92,000	91,889
ShoreBank, 3.25%, 12/7/09 (b)(k)	100,000	99,730

Total Certificates of Deposit (Cost $1,334,000)		1,328,765

Time Deposit - 9.8%
State Street Corp. Time Deposit, 0.01%, 10/1/09	43,849,557	43,849,557

Total Time Deposit (Cost $43,849,557)		43,849,557

TOTAL INVESTMENTS (Cost $465,737,083) - 99.0%		441,965,502
Other assets and liabilities, net - 1.0%		4,555,011
Net Assets - 100%		$446,520,513

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 16,842,112 shares outstanding		$474,225,637
Class B: 599,939 shares outstanding		18,841,942
Class C: 924,900 shares outstanding		27,746,873
Class I: 242,272 shares outstanding		6,969,336
Undistributed net investment income (loss)		(102,499)
Accumulated net realized gain (loss) on investments		(57,298,758)
Net unrealized appreciation (depreciation) on investments		(23,862,018)
Net Assets		$446,520,513

Net Asset Value Per Share:
Class A (based on net assets of $404,541,645)		$24.02
Class B (based on net assets of $14,294,001)		$23.83
Class C (based on net assets of $21,810,266)		$23.58
Class I (based on net assets of $5,874,601)		$24.25
Futures	# of Contracts	Expiration Date	Face Amount at Value	Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	128	12/09	$15,146,000	$143,495
30 Year U.S. Treasury Bonds	50	12/09	6,068,750	136,775
Total Purchased				$280,270

Sold:
2 Year U.S. Treasury Notes	278	12/09	$60,317,312	($264,152)
5 Year U.S. Treasury Notes	102	12/09	11,841,563	(106,555)
Total Sold				($370,707)

Bond Portfolio
Statement of Net Assets
September 30, 2009
Asset Backed Securities - 4.6%	Principal Amount	Value
ACLC Business Loan Receivables Trust, 0.893%, 10/15/21 (e)(r)	$156,610	$149,481
AmeriCredit Automobile Receivables Trust:
5.20%, 3/6/11	520,668	520,509
5.21%, 10/6/11	198,952	198,963
2.004%, 1/12/12 (r)	155,530	155,777
4.63%, 6/6/12	1,858,598	1,875,241
5.02%, 11/6/12	4,420,063	4,455,599
Capital Auto Receivables Asset Trust:
0.303%, 7/15/10 (r)	834,488	833,987
0.343%, 2/15/11 (r)	5,000,000	4,972,984
4.98%, 5/15/11	1,579,567	1,603,168
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	2,000,000	2,012,790
DB Master Finance LLC, 5.779%, 6/20/31 (e)	6,000,000	5,659,260
Enterprise Mortgage Acceptance Co. LLC, 7.058%, 1/15/27 (e)(r)	3,354,370	1,677,185
Ford Credit Auto Owner Trust, 5.16%, 11/15/10	1,317,160	1,320,845
Harley-Davidson Motorcycle Trust, 1.143%, 11/15/11 (r)	416,520	416,847
Household Automotive Trust:
5.61%, 8/17/11	382,735	386,092
5.28%, 9/17/11	2,234,062	2,257,048
Triad Auto Receivables Owner Trust:
5.41%, 8/12/11	304,508	305,006
4.88%, 4/12/13	8,174,303	8,354,993
Wachovia Auto Owner Trust, 5.38%, 3/20/13	2,573,807	2,626,940

Total Asset Backed Securities (Cost $38,486,466)		39,782,715

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 3.6%
American Home Mortgage Assets:
1.861%, 9/25/46 (r)	2,182,830	1,128,820
0.456%, 12/25/46 (r)	8,070,726	3,809,494
Bear Stearns Asset Backed Securities Trust, STEP, 5.00% to
3/25/13, 5.50% thereafter to 1/25/34 (r)	3,778,286	3,442,987
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	551,117	543,172
Citicorp Mortgage Securities, Inc., 0.078%, 10/25/33 (r)	112,021,064	141,998
CS First Boston Mortgage Securities Corp.:
4.508%, 12/25/33 (r)	715,283	337,992
5.25%, 12/25/35	1,711,730	1,493,839
GMAC Mortgage Corp Loan Trust, 5.50%, 10/25/33	5,000,000	4,782,873
Impac CMB Trust:
0.516%, 5/25/35 (r)	2,763,589	1,480,074
0.566%, 8/25/35 (r)	837,781	426,536
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	2,713,545	2,517,827
MASTR Alternative Loans Trust, 6.25%, 7/25/36	3,685,392	1,862,986
Merrill Lynch Mortgage Investors, Inc., 5.15%, 12/25/35 (r)	2,727,036	2,661,877
Residential Accredit Loans, Inc., 6.00%, 12/25/35	1,686,000	1,219,447

Collateralized Mortgage-Backed	Principal
Obligations (Privately Originated) - Cont'd	Amount	Value
Residential Asset Securitization Trust, 6.25%, 11/25/36	$1,904,657	$1,231,587
Structured Asset Mortgage Investments, Inc., 0.436%, 9/25/36 (r)	809,430	374,328
Structured Asset Securities Corp., 5.00%, 6/25/35	3,339,825	2,914,173
Wells Fargo Mortgage Backed Securities Trust:
Class 1A10, 0.193%, 10/25/36	56,287,413	175,898
Class 1A9, 0.193%, 10/25/36	100,000,000	562,500

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $34,328,778)		31,108,408

Commercial Mortgage-Backed Securities - 3.1%
American Tower Trust, 0.433%, 4/15/37 (e)(r)	3,000,000	2,377,425
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	5,000,000	4,832,766
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 5/15/46 (r)	7,000,000	7,047,935
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	4,013,889
5.245%, 11/15/36 (e)	4,000,000	3,998,742
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (b)(e)	5,000,000	4,150,000

Total Commercial Mortgage-Backed Securities
(Cost $27,361,450)		26,420,757

Corporate Bonds - 42.7%
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	481,681	-
15.36%, 12/1/10 (b)(r)(x)*	207,840	-
American Honda Finance Corp., 1.042%, 6/20/11 (e)(r)	5,000,000	4,927,850
American National Red Cross:
5.32%, 11/15/09	2,500,000	2,504,300
5.316%, 11/15/10	2,410,000	2,439,040
5.392%, 11/15/12	2,000,000	2,028,540
5.567%, 11/15/17	2,000,000	1,873,260
ANZ National International Ltd., 0.651%, 8/5/11 (e)(r)	500,000	499,160
APL Ltd., 8.00%, 1/15/24	1,185,000	968,738
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	2,500,000	2,062,050
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	3,500,000	35,000
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	3,140,000	3,105,366
BAC Capital Trust XV, 1.161%, 6/1/56 (b)(r)	24,150,000	13,403,250
Barclays Bank plc:
5.20%, 7/10/14	1,000,000	1,053,724
5.00%, 9/22/16	1,000,000	1,006,885
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	4,991,815	4,660,009
Bear Stearns Co.'s, Inc., 5.30%, 10/30/15	4,083,000	4,312,279
BellSouth Telecommunications, Inc., 7.00%, 12/1/95	2,000,000	2,014,496
Bemis Co., Inc., 6.80%, 8/1/19	500,000	555,223
Camp Pendleton & Quantico Housing LLC:
5.937%, 10/1/43 (e)	280,000	224,988
6.165%, 10/1/50 (e)	1,000,000	812,918
Capital One Bank, 8.80%, 7/15/19	2,500,000	2,889,276

	Principal
Corporate Bonds - Cont'd	Amount	Value
Capital One Capital V, 10.25%, 8/15/39	$3,000,000	$3,334,324
Cardinal Health, Inc., 0.865%, 10/2/09 (r)	1,250,000	1,250,003
CC Holdings GS V LLC, 7.75%, 5/1/17 (e)	650,000	676,000
Chesapeake Energy Corp., 7.625%, 7/15/13	4,000,000	3,990,000
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter to
3/15/67 (r)(w)	2,725,000	331,169
Compass Bancshares, Inc., 1.138%, 10/9/09 (e)(r)	2,000,000	1,999,966
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (e)(r)	18,400,000	13,340,000
CVS Caremark Corp., 6.302% to 6/1/12, floating rate thereafter
to 6/1/37 (r)	3,000,000	2,565,000
Dexia Credit Local, 0.939%, 9/23/11 (e)(r)	1,500,000	1,514,594
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	993,702
Discover Financial Services, 0.83%, 6/11/10 (r)	7,500,000	7,333,207
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	16,305,000	14,266,875
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	3,500,000	2,607,850
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)(oo)*	8,000,000	1,920,000
3.046%, 4/20/10 (e)(r)(y)(aa)*	4,000,000	980,000
3.226%, 1/21/11 (e)(r)(y)(cc)*	500,000	122,500
6.375%, 9/25/12 (e)(y)(ee)*	2,000,000	490,000
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(y)(ff)*	750,000	7,500
Goldman Sachs Group, Inc., 0.714%, 11/9/11 (r)	6,000,000	6,044,862
Great River Energy:
5.829%, 7/1/17 (e)	3,027,991	3,212,277
6.254%, 7/1/38 (b)(e)	5,000,000	5,250,000
Hewlett-Packard Co., 1.43%, 5/27/11 (r)	7,000,000	7,105,342
Home Depot, Inc., 0.42%, 12/16/09 (r)	5,000,000	4,996,834
Hospira, Inc., 0.763%, 3/30/10 (r)	5,000,000	4,986,566
Howard Hughes Medical Institute, 3.45%, 9/1/14	3,000,000	3,087,670
HRPT Properties Trust, 0.895%, 3/16/11 (r)	6,500,000	6,077,817
Independence Community Bank Corp., 2.417%, 4/1/14 (r)	4,930,000	4,489,692
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,245,000	2,124,039
John Deere Capital Corp.:
0.837%, 2/26/10 (r)	4,000,000	4,005,380
1.21%, 1/18/11 (r)	9,000,000	9,041,112
JPMorgan Chase & Co.:
7.00%, 11/15/09	4,000,000	4,026,985
1.005%, 1/22/10 (r)	3,000,000	3,004,755
0.529%, 6/15/12 (r)	4,300,000	4,327,804
0.533%, 12/26/12 (r)	10,000,000	10,081,305
3.70%, 1/20/15	3,000,000	2,984,346
JPMorgan Chase Capital XXIII, 1.44%, 5/15/47 (r)	2,000,000	1,322,140
Kaupthing Bank HF:
3.491%, 1/15/10 (e)(r)(y)(gg)*	1,000,000	212,500
5.75%, 10/4/11 (e)(y)(hh)*	7,000,000	1,487,500
Koninklijke Philips Electronics NV, 1.449%, 3/11/11 (r)	8,000,000	8,016,220
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	5,000,000	4,521,100

	Principal
Corporate Bonds - Cont'd	Amount	Value
Lloyds Banking Group plc:
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	$1,650,000	$957,000
6.657% to 5/21/37, floating rate thereafter to 12/31/49 (e)(r)	1,000,000	610,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	33,098
8.30%, 12/1/37 (e)(m)*	3,500,000	39,375
M&I Marshall & Ilsley Bank, 0.60%, 12/4/12 (r)	1,000,000	745,777
Mack-Cali Realty Corp., 7.75%, 8/15/19	500,000	515,197
MBNA Capital, Series B, 1.283%, 2/1/27 (r)	1,500,000	923,701
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (b)(e)	1,500,000	1,138,935
Merrill Lynch & Co., Inc., 0.41%, 12/4/09 (r)	5,000,000	5,000,608
MetLife, Inc., 0.602%, 6/29/12 (r)	2,000,000	2,007,135
Mid-Atlantic Family Military Communities LLC, 5.24%,
8/1/50 (e)	1,250,000	908,150
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	635,000
Nationwide Building Society, 0.62%, 5/17/12 (e)(r)	4,000,000	3,998,510
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	2,500,000	2,581,382
6.90%, 10/1/37	2,300,000	2,350,050
Nisource Finance Corp., 0.977%, 11/23/09	5,000,000	4,995,440
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	5,580,000	5,055,926
6.00%, 10/1/51 (b)(e)	8,000,000	6,463,840
OPTI Canada, Inc.:
7.875%, 12/15/14	1,000,000	767,500
8.25%, 12/15/14	1,000,000	782,500
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)*	1,700,000	-
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	2,750,000	1,926,017
Pacific Pilot Funding Ltd., 1.26%, 10/20/16 (e)(r)	953,672	707,748
Pioneer Natural Resources Co.:
5.875%, 7/15/16	5,000,000	4,596,382
6.65%, 3/15/17	4,000,000	3,795,626
7.20%, 1/15/28 (b)	1,000,000	868,086
PNC Funding Corp., 0.797%, 4/1/12 (r)	2,000,000	2,009,420
Preferred Term Securities IX Ltd., 1.354%, 4/3/33 (e)(r)	737,524	346,636
Protective Life Secured Trusts, 4.00%, 10/7/09	3,000,000	3,000,392
Rabobank Nederland NV:
0.672%, 8/5/11 (b)(e)(r)	2,000,000	2,000,000
11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	400,000	492,000
Reed Elsevier Capital, Inc., 0.629%, 6/15/10 (r)	3,500,000	3,491,756
Roper Industries, Inc., 6.625%, 8/15/13	5,000,000	5,398,586
Royal Bank of Scotland Group plc, 7.64% to 9/29/17,
floating rate thereafter to 3/29/49 (b)(r)	13,000,000	6,500,000
Salvation Army, 5.46%, 9/1/16	310,000	331,158
SLM Corp., 4.00%, 1/15/10	3,000,000	2,985,517
Southern Union Co., 6.089%, 2/16/10	2,000,000	2,013,674
Sovereign Bank, 2.193%, 8/1/13 (r)	1,000,000	951,586
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	233,130
State Street Bank and Trust Co., 0.499%, 9/15/11 (r)	5,000,000	5,019,461
Suncorp-Metway Ltd., 0.668%, 12/17/10 (e)(r)	10,000,000	10,000,127

	Principal
Corporate Bonds - Cont'd	Amount	Value
SunTrust Bank:
6.375%, 4/1/11	$5,000,000	$5,190,718
0.529%, 5/21/12 (r)	5,000,000	4,554,481
0.697%, 8/24/15 (r)	1,000,000	816,964
Susquehanna Bancshares, Inc., 2.303%, 5/1/14 (r)	1,500,000	909,629
Svenska Handelsbanken AB, 1.30%, 9/14/12 (e)(r)	5,000,000	4,971,360
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	439,239	4,392
Time Warner Cable, Inc., 8.25%, 4/1/19	1,630,000	1,970,183
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/18 (e)	3,000,000	1,676,937
2/15/28 (b)(e)	3,300,000	650,364
2/15/43 (b)(e)	54,500,000	11,655,915
2/15/45 (b)(e)	59,456,074	8,098,512
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	9,650,000	6,562,000
Wells Fargo & Co., 0.519%, 6/15/12 (r)	1,830,000	1,841,001
Wells Fargo Bank, 6.734%, 9/1/47 (e)	3,000,000	3,232,620
Westfield Capital Corp Ltd., 4.375%, 11/15/10 (e)	4,000,000	4,041,288
Yara International ASA, 7.875%, 6/11/19 (e)	2,735,000	2,979,381

Total Corporate Bonds (Cost $401,151,054)		365,837,459

Taxable Municipal Obligations - 13.6%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	155,000	170,472
5.32%, 3/1/15	165,000	180,409
5.47%, 3/1/18	190,000	206,256
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	11,655,000	10,406,167
Anaheim California Redevelopment Agency Tax Allocation Bonds,
5.759%, 2/1/18	1,500,000	1,543,755
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,369,536
Zero Coupon, 6/1/12	1,530,000	1,316,427
Zero Coupon, 6/1/13	1,585,000	1,267,255
5.58%, 8/1/13	1,085,000	1,187,739
2004 Series A-2, Zero Coupon, 6/1/14	1,645,000	1,227,285
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,465,761
5.01%, 8/1/15	700,000	688,527
Zero Coupon, 6/1/19	2,910,000	1,450,460
Camarillo California Community Development Commission Tax
Allocation Bonds, 5.78%, 9/1/26	970,000	722,805
Canyon Texas Regional Water Authority Revenue Bonds,
6.10%, 8/1/21	750,000	732,660
College Park Georgia Revenue Bonds, 5.581%, 1/1/10	4,350,000	4,366,487

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/14	$1,975,000	$1,460,493
12/1/19	280,000	141,739
12/1/20	700,000	325,829
12/1/21	700,000	298,354
12/1/24	620,000	208,035
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Revenue Bonds, 6.60%, 11/1/12	1,635,000	1,659,165
Detroit Michigan GO Bonds, 5.15%, 4/1/25	2,500,000	1,351,925
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,180,000	1,139,915
Fairfield California PO Revenue Bonds, 5.22%, 6/1/20	845,000	791,638
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	1,340,000	1,349,782
Georgetown University Washington DC Revenue Bonds,
7.22%, 4/1/19	2,990,000	3,375,052
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	895,000	945,415
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	3,330,000	3,422,574
Inglewood California Pension Funding Revenue Bonds, 5.07%,
9/1/20	1,000,000	899,500
Jackson & Williamson Counties Illinois GO Bonds, Zero Coupon:
12/1/18	180,000	102,238
12/1/19	180,000	95,245
12/1/20	180,000	87,959
12/1/22	180,000	74,984
12/1/23	180,000	69,282
12/1/24	180,000	64,512
Lancaster Pennsylvania Parking Authority Revenue Bonds, 5.76%,
12/1/17	630,000	655,742
Lawrence Township Indiana School District GO Bonds,
5.80%, 7/5/18	1,095,000	1,200,043
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,319,931
4.90%, 8/1/17	1,715,000	1,422,490
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 5.27%, 7/1/13	970,000	996,607
Malibu California Integrated Water Quality Improvement COPs,
5.64%, 7/1/21	1,160,000	1,187,318
Monrovia California Redevelopment Agency Tax Allocation
Bonds, 5.30%, 5/1/17	1,160,000	1,126,360
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	1,500,000	1,276,305
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	400,000	396,476
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	1,050,000	1,027,446
New Jersey State Economic Development Authority State Pension
Funding Revenue Bonds, Zero Coupon, 2/15/12	2,822,000	2,526,508
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,375,126
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	684,104

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	$1,460,000	$1,432,771
5.383%, 9/1/16	5,565,000	5,768,124
5.411%, 9/1/21	2,270,000	2,008,110
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	1,000,000	896,780
Oregon State School Boards Association GO Bonds, Zero
Coupon, 6/30/12	6,000,000	5,461,500
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	3,355,000	2,983,132
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	6,000,000	6,167,820
Pierce County Washington Cascade Christian Schools Revenue
Bonds, 7.65%, 12/1/09	170,000	170,027
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.95%, 8/1/22	1,040,000	973,430
Pomona California Public Finance Authority Tax Allocation
Bonds, 5.23%, 2/1/16	1,865,000	1,904,296
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/18	120,000	65,921
8/1/19	135,000	68,696
8/1/20	145,000	67,830
8/1/21	160,000	68,570
Sacramento City California Financing Authority Tax Allocation
Bonds, 5.54%, 12/1/20	1,000,000	826,880
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	1,000,000	952,990
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	2,380,000	2,369,338
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	4,000,000	3,522,480
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.10%, 8/1/20	2,555,000	2,228,139
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	2,504,175
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.33%, 8/1/16	445,000	460,201
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds,
4.20%, 12/1/10	1,235,000	1,275,323
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	2,025,000	2,170,679
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	585,894
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,636,600
Vacaville California Redevelopment Agency Housing Tax Allocation
Bonds, 6.00%, 9/1/18	1,185,000	1,083,765
Virginia State Housing Development Authority Revenue Bonds,
6.32%, 8/1/19	3,255,000	3,593,715
West Contra Costa California Unified School District COPs:
4.71%, 1/1/11	455,000	459,159
4.76%, 1/1/12	475,000	479,104
4.82%, 1/1/13	500,000	496,700
Wilkes-Barre Pennsylvania GO Bonds, 5.33%, 11/15/20	1,655,000	1,520,399

Total Taxable Municipal Obligations (Cost $119,853,971)		116,562,641

U.S. Government Agencies	Principal
and Instrumentalities - 3.1%	Amount	Value
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (b)(r)	$5,000,000	$4,500,000
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	6,000,000	3,600,000
7.30%, 10/14/49 (b)(e)	2,000,000	1,350,000
AgriBank FCB, 9.125%, 7/15/19	5,000,000	5,354,833
Federal Home Loan Bank, 5.00%, 11/17/17	3,480,000	3,813,101
Freddie Mac, 4.125%, 7/12/10	3,000,000	3,087,768
Private Export Funding Corp., 3.05%, 10/15/14	2,855,000	2,872,413
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (b)(e)(r)	2,000,000	1,120,000
U.S. Department of Housing and Urban Development,
3.44%, 8/1/11	500,000	523,282

Total U.S. Government Agencies And Instrumentalities
(Cost $26,855,598)		26,221,397

U.S. Government Agency
Mortgage-Backed Securities - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32	3,340,736	269,515

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $426,199)		269,515

Sovereign Government Bonds - 2.1%
Province of Ontario Canada, 0.875%, 5/22/12 (r)	18,000,000	18,050,479

Total Sovereign Government Bonds (Cost $18,000,000)		18,050,479

High Social Impact Investments - 0.3%
Calvert Social Investment Foundation Notes, 1.76%, 7/1/12 (b)(i)(r)	3,087,392	2,968,188

Total High Social Impact Investments (Cost $3,087,392)		2,968,188

Certificates of Deposit - 1.2%
Deutsche Bank, 0.892%, 6/18/10 (r)	10,000,000	9,954,650

Total Certificates of Deposit (Cost $10,000,000)		9,954,650

Time Deposit - 25.0%
State Street Corp. Time Deposit, 0.01%, 10/1/09	214,007,703	214,007,703

Total Time Deposit (Cost $214,007,703)		214,007,703

Equity Securities - 0.3%	Shares	Value
Conseco, Inc.*	140,439	$738,709
First Republic Preferred Capital Corp., Preferred (e)*	500	450,000
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	381,250
Trust II, Preferred (b)(e)	625,000	381,250
Trust III, Preferred (b)(e)	625,000	381,250
Trust IV, Preferred (b)(e)	625,000	381,250

Total Equity Securities (Cost $5,435,015)		2,713,709

TOTAL INVESTMENTS (Cost $898,993,626) - 99.6%		853,897,621
Other assets and liabilities, net - 0.4%		3,677,382
Net Assets - 100%		$857,575,003

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 39,490,531 shares outstanding		$629,916,850
Class B: 785,542 shares outstanding		13,014,662
Class C: 3,739,395 shares outstanding		58,626,183
Class I: 12,311,855 shares outstanding		196,893,102
Class Y: 41,148 shares outstanding		583,763
Undistributed net investment income		9,899
Accumulated net realized gain (loss) on investments		3,288,651
Net unrealized appreciation (depreciation) on investments		(44,758,107)

Net Assets		$857,575,003

Net Asset Value Per Share
Class A (based on net assets of $600,995,234)		$15.22
Class B (based on net assets of $11,877,960)		$15.12
Class C (based on net assets of $56,578,122)		$15.13
Class I (based on net assets of $187,496,059)		$15.23
Class Y (based on net assets $627,628)		$15.25
Futures	#of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	1,102	12/09	$130,397,594	$1,211,732
30 Year U.S. Treasury Bonds	241	12/09	29,251,375	647,277
Total Purchased				$1,859,009

Sold:
2 Year U.S. Treasury Notes	1,341	12/09	$290,955,094	($1,259,966)
5 Year U.S. Treasury Notes	244	12/09	28,326,875	(261,145)
Total Sold				($1,521,111)

See notes to statements of net assets and notes to financial statements.

Equity Portfolio
Statement of Net Assets
September 30, 2009
Equity Securities - 96.6%	Shares	Value
Air Freight & Logistics - 2.6%
C.H. Robinson Worldwide, Inc.	258,300	$14,916,825
United Parcel Service, Inc., Class B	259,800	14,670,906
		29,587,731

Biotechnology - 2.6%
Genzyme Corp.*	331,600	18,811,668
Gilead Sciences, Inc.*	227,400	10,592,292
		29,403,960

Capital Markets - 5.9%
Bank of New York Mellon Corp.	353,800	10,256,662
Charles Schwab Corp.	799,200	15,304,680
Franklin Resources, Inc.	186,400	18,751,840
Goldman Sachs Group, Inc.	123,200	22,711,920
		67,025,102

Chemicals - 4.7%
Air Products & Chemicals, Inc.	357,600	27,742,608
Ecolab, Inc.	547,400	25,306,302
		53,048,910

Commercial Banks - 2.9%
SunTrust Banks, Inc.	726,900	16,391,595
Wells Fargo & Co.	345,900	9,747,462
Zions Bancorporation	344,300	6,187,071
		32,326,128

Communications Equipment - 6.5%
Cisco Systems, Inc.*	1,623,100	38,207,774
QUALCOMM, Inc.	789,100	35,493,718
		73,701,492

Computers & Peripherals - 9.3%
Apple, Inc.*	282,200	52,311,414
Hewlett-Packard Co.	1,102,800	52,063,188
		104,374,602

Electrical Equipment - 0.9%
Emerson Electric Co.	240,100	9,623,208

Energy Equipment & Services - 5.5%
Cameron International Corp.*	375,100	14,186,282
FMC Technologies, Inc.*	400,000	20,896,000
Noble Corp.	451,400	17,135,144
Smith International, Inc.	350,500	10,059,350
		62,276,776

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - 6.0%
Costco Wholesale Corp.	238,700	$13,477,002
CVS Caremark Corp.	1,302,300	46,544,202
Sysco Corp.	313,000	7,778,050
		67,799,254

Gas Utilities - 1.6%
Questar Corp.	470,400	17,668,224

Health Care Equipment & Supplies - 8.2%
DENTSPLY International, Inc.	581,400	20,081,556
St. Jude Medical, Inc.*	558,500	21,787,085
Stryker Corp.	791,300	35,948,759
Varian Medical Systems, Inc.*	346,000	14,576,980
		92,394,380

Health Care Providers & Services - 1.8%
Laboratory Corp. of America Holdings*	315,300	20,715,210

Household Products - 3.1%
Procter & Gamble Co.	597,900	34,630,368

Insurance - 2.2%
Aflac, Inc.	590,100	25,220,874

Internet & Catalog Retail - 1.0%
NetFlix, Inc.*	233,200	10,766,844

Internet Software & Services - 3.7%
Google, Inc.*	84,900	42,097,665

Machinery - 2.4%
Danaher Corp.	292,900	19,718,028
Deere & Co.	157,400	6,755,608
		26,473,636

Media - 2.1%
Omnicom Group, Inc.	627,700	23,187,238

Multiline Retail - 3.7%
Kohl's Corp.*	319,000	18,198,950
Target Corp.	502,700	23,466,036
		41,664,986

Oil, Gas & Consumable Fuels - 0.9%
EOG Resources, Inc. (t)	126,400	10,555,664

Pharmaceuticals - 4.2%
Allergan, Inc.	226,600	12,861,816
Novartis AG (ADR)	688,500	34,686,630
		47,548,446

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - 3.3%
Intel Corp.	1,505,700	$29,466,549
Linear Technology Corp.	274,800	7,592,724
		37,059,273

Software - 2.9%
Microsoft Corp.	1,260,300	32,629,167

Specialty Retail - 7.4%
GameStop Corp.*	1,020,800	27,020,576
Lowe's Co.'s, Inc.	739,300	15,480,942
Staples, Inc.	1,774,800	41,210,856
		83,712,374

Trading Companies & Distributors - 0.5%
Fastenal Co.	145,100	5,615,370

Venture Capital - 0.7%
20/20 Gene Systems, Inc.:
Common Stock (b)(i)*	43,397	25,604
Warrants (strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	17,400
Chesapeake PERL, Inc.:
Series A-2, Preferred (b)(i)*	240,000	3,000
Series A-2, Preferred Warrants (strike price $1.25/share,
expires 12/27/10) (b)(i)*	45,000	-
Cylex, Inc.:
Common Stock (b)(i)*	285,706	-
Series B, Preferred (b)(i)*	1,134,830	-
Series C-1, Preferred (b)(i)*	2,542,915	831,495
Digital Directions International, Inc. (a)(b)(i)*	354,389	531,584
Global Resource Options, Inc.:
Series A, Preferred (a)(b)(i)*	750,000	2,518,275
Series B, Preferred (a)(b)(i)*	244,371	820,525
Series C, Preferred (a)(b)(i)*	297,823	1,000,000
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A, Preferred (b)(i)*	69,033	-
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12) (b)(i)*	1,104	-
Series B, Preferred (b)(i)*	161,759	-
Series C, Preferred (b)(i)*	36,984	-
Marrone Organic Innovations, Inc.:
Series A, Preferred (b)(i)*	240,761	371,947
Series B, Preferred (b)(i)*	181,244	280,000
NeoDiagnostix, Inc.:
Series AE, Convertible Preferred (a)(b)(i)*	300,000	300,000
Series AE, Convertible Preferred Warrants (strike price
$1.10/share, expires 9/10/18) (a)(b)(i)*	600,000	-
Series B, Preferred (a)(b)(i)*	179,723	179,723

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
New Day Farms, Inc., Series B, Preferred (a)(b)(i)*	4,547,804	$72,037
ShoreBank Corp.:
Non-Voting Common Stock (b)(i)*	67	376,875
Voting Common Stock (b)(i)*	66	371,250
Sword Diagnostics, Series B, Preferred (b)(i)*	640,697	250,000
		7,949,715

Total Equity Securities (Cost $966,588,933)		1,089,056,597

	Adjusted
LIMITED PARTNERSHIP INTEREST - 0.1%	Basis
China Environment Fund 2004 LLC (b)(i)*	-	224,594
New Markets Venture Partners II LLC (b)(i)*	$50,000	42,176
SEAF India International Growth Fund LLC (b)(i)*	473,932	455,433
Sustainable Jobs Fund II (b)(i)*	450,000	359,160

Total Limited Partnership Interest (Cost $973,932)		1,081,363

	Principal
HIGH SOCIAL IMPACT INVESTMENTS - 0.6%	Amount
Calvert Social Investment Foundation Notes, 1.76%,
7/1/12 (b)(i)(r)	6,583,877	6,329,673

Total High Social Impact Investments (Cost $6,583,877)		6,329,673

TIME DEPOSIT - 2.7%
State Street Corp. Time Deposit, 0.01%, 10/1/09	31,021,847	31,021,847

Total Time Deposit (Cost $31,021,847)		31,021,847

TOTAL INVESTMENTS (Cost $1,005,168,589) - 100.0%		1,127,489,480
Other assets and liabilities, net - 0.0%		(212,754)
Net Assets - 100%		$1,127,276,726

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 28,617,727 shares outstanding		$787,827,234
Class B: 1,778,272 shares outstanding		41,941,917
Class C: 3,699,891 shares outstanding		93,529,243
Class I: 5,039,594 shares outstanding		146,376,533
Class Y: 16,439.2 shares outstanding		423,986
Undistributed net investment income		1,610,638
Accumulated net realized gain (loss) on investments		(66,753,716)
Net unrealized appreciation (depreciation) on investments		122,320,891
Net Assets		$1,127,276,726

Net Asset Value Per Share
Class A (based on net assets of $837,205,062)		$29.25
Class B (based on net assets of $45,647,733)		$25.67
Class C (based on net assets of $87,511,831)		$23.65
Class I (based on net assets of $156,429,531)		$31.04
Class Y (based on net assets of $482,569)		$29.35

See notes to statements of net assets and notes to financial statements.

Enhanced Equity Portfolio
Statement of Net Assets
September 30, 2009
Equity Securities - 99.3%	Shares	Value
Aerospace & Defense - 0.4%
Rockwell Collins, Inc.	5,799	$294,589

Air Freight & Logistics - 0.9%
FedEx Corp.	7,514	565,203

Auto Components - 0.1%
Magna International, Inc.	1,688	71,774

Beverages - 0.4%
Dr Pepper Snapple Group, Inc.*	7,559	217,321
Hansen Natural Corp.*	2,091	76,824
		294,145

Biotechnology - 2.1%
Amgen, Inc.*	17,912	1,078,840
Biogen Idec, Inc.*	6,431	324,894
Isis Pharmaceuticals, Inc.*	1,651	24,055
		1,427,789

Building Products - 0.3%
Masco Corp.	13,973	180,531

Capital Markets - 3.3%
BlackRock, Inc.	1,706	369,895
Franklin Resources, Inc.	5,413	544,548
Goldman Sachs Group, Inc.	6,181	1,139,467
Jefferies Group, Inc.*	2,862	77,932
optionsXpress Holdings, Inc.	564	9,746
State Street Corp.	1,330	69,958
		2,211,546

Chemicals - 2.4%
Air Products & Chemicals, Inc.	3,000	232,740
Airgas, Inc.	2,138	103,415
Ecolab, Inc.	212	9,801
H.B. Fuller Co.	1,357	28,361
International Flavors & Fragrances, Inc.	4,596	174,326
Praxair, Inc.	9,182	750,078
Sigma-Aldrich Corp.	5,972	322,369
		1,621,090

Equity Securities - Cont'd	Shares	Value
Commercial Banks - 4.0%
BB&T Corp.	14,276	$388,878
Comerica, Inc.	7,459	221,309
Commerce Bancshares, Inc.	4,541	169,107
Park National Corp.	945	55,131
PNC Financial Services Group, Inc.	7,450	361,995
Regions Financial Corp.	29,057	180,444
Trustmark Corp.	3,477	66,237
Wells Fargo & Co.	42,442	1,196,016
		2,639,117

Commercial Services & Supplies - 0.6%
Avery Dennison Corp.	6,511	234,461
Covanta Holding Corp.*	6,771	115,107
Deluxe Corp.	4,349	74,368
		423,936

Communications Equipment - 2.7%
Cisco Systems, Inc.*	57,336	1,349,689
Juniper Networks, Inc.*	314	8,484
QUALCOMM, Inc.	9,668	434,867
		1,793,040

Computers & Peripherals - 7.2%
Apple, Inc.*	6,521	1,208,798
EMC Corp.*	27,800	473,712
Hewlett-Packard Co.	25,763	1,216,271
International Business Machines Corp.	13,251	1,584,952
NetApp, Inc.*	2,174	58,002
QLogic Corp.*	582	10,011
Teradata Corp.*	2,312	63,626
Western Digital Corp.*	4,400	160,732
		4,776,104

Construction & Engineering - 0.0%
EMCOR Group, Inc.*	340	8,609

Consumer Finance - 0.7%
American Express Co.	8,120	275,268
AmeriCredit Corp.*	6,872	108,509
Capital One Financial Corp.	268	9,576
Nelnet, Inc.*	6,532	81,258
		474,611

Containers & Packaging - 0.3%
Bemis Co., Inc.	5,156	133,592
Sealed Air Corp.	3,974	78,010
		211,602

Equity Securities - Cont'd	Shares	Value
Distributors - 0.2%
Genuine Parts Co.	2,844	$108,243

Diversified Consumer Services - 0.0%
Weight Watchers International, Inc.	83	2,278

Diversified Financial Services - 3.5%
CME Group, Inc.	632	194,776
JPMorgan Chase & Co.	48,145	2,109,714
		2,304,490

Diversified Telecommunication Services - 3.1%
AT&T, Inc.	58,902	1,590,943
BCE, Inc.	11,560	285,185
CenturyTel, Inc.	2,639	88,670
tw telecom, Inc.*	9,661	129,941
		2,094,739

Electric Utilities - 0.7%
Cleco Corp.	4,944	123,996
IDACORP, Inc.	4,257	122,559
Unisource Energy Corp.	6,936	213,282
		459,837

Electrical Equipment - 1.9%
Brady Corp.	8,955	257,187
Cooper Industries plc	3,743	140,624
Emerson Electric Co.	19,608	785,889
General Cable Technologies Corp.*	2,318	90,750
		1,274,450

Electronic Equipment & Instruments - 0.8%
Arrow Electronics, Inc.*	3,853	108,462
Avnet, Inc.*	3,193	82,922
Benchmark Electronics, Inc.*	4,009	72,162
Corning, Inc.	5,525	84,588
Jabil Circuit, Inc.	12,716	170,521
		518,655

Energy Equipment & Services - 1.6%
Cal Dive International, Inc.*	6,128	60,606
Dril-Quip, Inc.*	642	31,869
Exterran Holdings, Inc.*	7,964	189,066
FMC Technologies, Inc.*	6,009	313,910
Key Energy Services, Inc.*	2,606	22,672
SEACOR Holdings, Inc.*	1,933	157,791
Tidewater, Inc.	5,948	280,091
		1,056,005

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - 1.4%
BJ's Wholesale Club, Inc.*	3,128	$113,296
CVS Caremark Corp.	5,643	201,681
Ruddick Corp.	6,074	161,690
United Natural Foods, Inc.*	2,165	51,787
Walgreen Co.	1,238	46,388
Weis Markets, Inc.	3,266	104,348
Whole Foods Market, Inc.*	7,422	226,297
		905,487

Food Products - 3.1%
Campbell Soup Co.	19,580	638,700
Corn Products International, Inc.	8,165	232,866
Del Monte Foods Co.	18,983	219,823
General Mills, Inc.	2,526	162,624
J&J Snack Foods Corp.	586	25,309
Kellogg Co.	13,422	660,765
Lancaster Colony Corp.	1,394	71,470
TreeHouse Foods, Inc.*	2,357	84,074
		2,095,631

Gas Utilities - 1.3%
AGL Resources, Inc.	3,229	113,887
Energen Corp.	2,459	105,983
Oneok, Inc.	10,982	402,161
Piedmont Natural Gas Co., Inc.	1,000	23,940
Questar Corp.	5,558	208,758
WGL Holdings, Inc.	1,091	36,156
		890,885

Health Care Equipment & Supplies - 2.1%
Becton Dickinson & Co.	9,055	631,586
Gen-Probe, Inc.*	388	16,079
Hospira, Inc.*	6,431	286,823
ResMed, Inc.*	3,156	142,651
St. Jude Medical, Inc.*	8,275	322,808
Thoratec Corp.*	212	6,417
		1,406,364

Health Care Providers & Services - 2.8%
AmerisourceBergen Corp.	7,844	175,549
Centene Corp.*	1,210	22,917
CIGNA Corp.	12,438	349,383
Coventry Health Care, Inc.*	11,845	236,426
Express Scripts, Inc.*	4,824	374,246
Health Net, Inc.*	9,293	143,112
HealthSpring, Inc.*	5,578	68,332
Henry Schein, Inc.*	1,954	107,294
Laboratory Corp. of America Holdings*	2,211	145,263
Lincare Holdings, Inc.*	1,229	38,406
Quest Diagnostics, Inc.	4,413	230,314
		1,891,242

Equity Securities - Cont'd	Shares	Value
Health Care Technology - 0.3%
HLTH Corp.*	7,312	$106,828
IMS Health, Inc.	7,413	113,790
		220,618

Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc.	13,955	219,512
CEC Entertainment, Inc.*	4,312	111,508
Cheesecake Factory, Inc.*	9,064	167,865
Chipotle Mexican Grill, Inc.*	595	57,745
Panera Bread Co.*	1,009	55,495
		612,125

Household Durables - 1.8%
D.R. Horton, Inc.	23,213	264,860
Garmin Ltd.	7,507	283,314
KB Home	15,010	249,316
Pulte Homes, Inc.	13,579	149,233
Ryland Group, Inc.	12,377	260,784
		1,207,507

Household Products - 2.9%
Church & Dwight Co., Inc.	2,706	153,538
Clorox Co.	4,037	237,456
Colgate-Palmolive Co.	10,463	798,118
Kimberly-Clark Corp.	12,855	758,188
		1,947,300

Industrial Conglomerates - 2.2%
3M Co.	13,795	1,018,071
Carlisle Co.'s, Inc.	1,311	44,456
Koninklijke Philips Electronics NV	17,441	424,863
		1,487,390

Insurance - 3.5%
AEGON NV*	52,215	441,739
American Financial Group, Inc.	11,753	299,702
AON Corp.	6,918	281,493
Aspen Insurance Holdings Ltd.	1,569	41,531
Brown & Brown, Inc.	4,073	78,039
Chubb Corp.	15,124	762,401
Delphi Financial Group, Inc.	8,065	182,511
Erie Indemnity Co.	1,605	60,123
Fidelity National Financial, Inc.	366	5,519
First American Corp.	2,330	75,422
HCC Insurance Holdings, Inc.	2,874	78,604
Travelers Co.'s, Inc.	503	24,763
		2,331,847

Equity Securities - Cont'd	Shares	Value
Internet & Catalog Retail - 0.7%
Amazon.com, Inc.*	4,624	$431,697

Internet Software & Services - 0.3%
Earthlink, Inc.	11,955	100,541
ValueClick, Inc.*	7,257	95,720
		196,261

IT Services - 2.7%
Automatic Data Processing, Inc.	16,744	658,039
Broadridge Financial Solutions, Inc.	6,991	140,519
Convergys Corp.*	4,073	40,486
DST Systems, Inc.*	3,513	157,382
Fiserv, Inc.*	1,605	77,361
Hewitt Associates, Inc.*	1,343	48,925
NeuStar, Inc.*	2,788	63,009
Paychex, Inc.	7,174	208,405
TeleTech Holdings, Inc.*	5,835	99,545
Western Union Co.	17,091	323,362
		1,817,033

Leisure Equipment & Products - 0.0%
Polaris Industries, Inc.	360	14,681

Life Sciences - Tools & Services - 0.5%
Bruker Corp.*	3,926	41,890
Millipore Corp.*	1,550	109,012
Waters Corp.*	3,348	187,019
		337,921

Machinery - 2.2%
Danaher Corp.	8,982	604,668
Dover Corp.	3,771	146,164
Illinois Tool Works, Inc.	7,890	336,982
Pall Corp.	9,111	294,103
SPX Corp.	1,164	71,318
		1,453,235

Media - 3.3%
DISH Network Corp.*	1,797	34,610
Gannett Co., Inc.	30,718	384,282
Liberty Global, Inc.*	6,294	142,056
Meredith Corp.	129	3,862
Omnicom Group, Inc.	8,826	326,033
Regal Entertainment Group	1,458	17,963
Scripps Networks Interactive, Inc.	5,752	212,536
Time Warner Cable, Inc.	4,181	180,159
Time Warner, Inc.	30,614	881,071
Viacom, Inc., Class B*	373	10,459
		2,193,031

Equity Securities - Cont'd	Shares	Value
Metals & Mining - 0.6%
Compass Minerals International, Inc.	881	$54,287
Schnitzer Steel Industries, Inc.	3,752	199,794
Worthington Industries, Inc.	10,918	151,760
		405,841

Multiline Retail - 1.2%
Big Lots, Inc.*	926	23,168
Kohl's Corp.*	2,732	155,861
Nordstrom, Inc.	669	20,431
Target Corp.	13,294	620,564
		820,024

Multi-Utilities - 2.1%
Consolidated Edison, Inc.	14,103	577,377
MDU Resources Group, Inc.	7,696	160,462
NiSource, Inc.	18,987	263,729
OGE Energy Corp.	12,402	410,258
		1,411,826

Oil, Gas & Consumable Fuels - 8.3%
Bill Barrett Corp.*	6,877	225,497
Comstock Resources, Inc.*	6,732	269,819
EnCana Corp.	12,257	706,126
Pioneer Natural Resources Co.	14,661	532,048
Plains Exploration & Production Co.*	7,111	196,690
Range Resources Corp.	7,422	366,350
Southern Union Co.	30,415	632,328
Southwestern Energy Co.*	12,642	539,560
Spectra Energy Corp.	15,504	293,646
Talisman Energy, Inc.	33,627	583,092
Whiting Petroleum Corp.*	4,431	255,137
World Fuel Services Corp.	5,061	243,282
XTO Energy, Inc.	16,658	688,308
		5,531,883

Paper & Forest Products - 0.1%
Domtar Corp.*	2,486	87,557

Personal Products - 0.5%
Estee Lauder Co.'s, Inc.	9,330	345,956

Pharmaceuticals - 6.4%
Bristol-Myers Squibb Co.	38,196	860,174
Endo Pharmaceuticals Holdings, Inc.*	2,936	66,442
Forest Laboratories, Inc.*	17,065	502,394
GlaxoSmithKline plc (ADR)	20,561	812,365
Johnson & Johnson	33,305	2,027,941
Medicines Co.*	2,981	32,821
		4,302,137

Equity Securities - Cont'd	Shares	Value
Professional Services - 0.1%
Administaff, Inc.	1,642	$43,135
Watson Wyatt Worldwide, Inc.	28	1,220
		44,355

Real Estate Investment Trusts - 0.0%
Macerich Co.	17	516

Road & Rail - 0.3%
Ryder System, Inc.	4,789	187,058

Semiconductors & Semiconductor Equipment - 2.2%
Cypress Semiconductor Corp.*	8,615	88,993
Novellus Systems, Inc.*	8,137	170,714
Tessera Technologies, Inc.*	1,064	29,675
Texas Instruments, Inc.	47,976	1,136,552
Xilinx, Inc.	1,458	34,146
		1,460,080

Software - 2.9%
CA, Inc.	3,339	73,425
Microsoft Corp.	71,088	1,840,468
		1,913,893

Specialty Retail - 3.9%
Best Buy Co., Inc.	3,471	130,232
Gap, Inc.	9,186	196,580
Home Depot, Inc.	25,312	674,312
Limited Brands, Inc.	15,166	257,670
Lowe's Co.'s, Inc.	19,928	417,292
Office Depot, Inc.*	19,891	131,678
Penske Auto Group, Inc.	5,193	99,602
PetSmart, Inc.	2,862	62,248
RadioShack Corp.	5,936	98,360
Ross Stores, Inc.	1,972	94,202
Sally Beauty Holdings, Inc.*	2,596	18,458
TJX Co.'s, Inc.	10,424	387,252
		2,567,886

Textiles, Apparel & Luxury Goods - 0.1%
Timberland Co.*	3,624	50,446

Thrifts & Mortgage Finance - 0.5%
Hudson City Bancorp, Inc.	19,093	251,073
People's United Financial, Inc.	4,569	71,094
		322,167

Trading Companies & Distributors - 0.1%
Beacon Roofing Supply, Inc.*	4,954	79,165

Equity Securities - Cont'd	Shares	Value
Wireless Telecommunication Services - 0.8%
MetroPCS Communications, Inc.*	9,890	$92,570
NII Holdings, Inc.*	13,560	406,529
		499,099

Total Equity Securities (Cost $56,850,738)		66,282,527

	Principal
Time Deposit - 0.6%	Amount
State Street Corp. Time Deposit, 0.01%, 10/1/09	$392,932	392,932

Total Time Deposit (Cost $392,932)		392,932

TOTAL INVESTMENTS (Cost $57,243,670) - 99.9%		66,675,459
Other assets and liabilities, net - 0.1%		72,505
Net Assets - 100%		$66,747,964

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,426,328 shares outstanding		$41,950,344
Class B: 223,902 shares outstanding		3,415,770
Class C: 461,930 shares outstanding		7,872,026
Class I: 1,820,013 shares outstanding		33,180,566
Undistributed net investment income		464,508
Accumulated net realized gain (loss) on investments		(29,567,046)
Net unrealized appreciation (depreciation) on investments and
assets and liabilities denominated in foreign currencies		9,431,796

Net Assets		$66,747,964

Net Asset Value Per Share
Class A (based on net assets of $33,039,857)		$13.62
Class B (based on net assets of $2,768,040)		$12.36
Class C (based on net assets of $5,766,528)		$12.48
Class I (based on net assets of $25,173,539)		$13.83

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net Assets

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 3,750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Fund. Series B is not accruing interest.

(h) Represents rate in effect at September 30, 2009, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of September 30, 2009, the prime rate was 3.25%.

(i) Restricted securities represent 3.7% of the net assets for Balanced Portfolio, 0.3% for Bond Portfolio, and 1.4% for Equity Portfolio.

(j) KDM Development Corp. Note has been restructured from an original maturity date of December 31, 2007.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 25,000 shares of Cisco Systems, Inc. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t) 45,000 shares of EOG Resources, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(z) Orkney Re II plc is in default and no longer accruing interest. During the period, $13,411 and $20,727 of interest was written off for Balanced Portfolio and Bond Portfolio, respectively.

(aa) Glitnir Banki HF Bonds due 4/20/2010 are in default. During the period, $27,078 of interest was written off for Bond Portfolio.

(cc) Glitnir Banki HF Bonds due 1/21/2011 are in default. During the period, $10,754 of interest was written off for Bond Portfolio.

(ee) Glitnir Banki HF Bonds due 9/25/2012 are in default. During the period, $4,958 of interest was written off Bond Portfolio.

(ff) Glitnir Banki HF Bonds due 6/15/2016 are in default. During the period, $31,792 and $15,896 of interest was written off for Balanced Portfolio and Bond Portfolio, respectively.

(gg) Kaupthing Bank HF Bonds due 1/15/2010 are in default. During the period, $8,339 of interest was written off for Bond Portfolio.

(hh) Kaupthing Bank HF Bonds due 10/4/2011 are in default. During the period, $2,196 and $5,590 of interest was written off for Balanced Portfolio and Bond Portfolio, respectively.

(oo) Glitnir Banki HF Bonds due 10/15/08 are in default for principal and interest. During the period, $14,097 and $56,390 of interest was written off for Balanced Portfolio and Bond Portfolio, respectively.

* Non-income producing security.

Explanation of Guarantees:
BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
LOC: Letter of Credit

Abbreviations:
ADR: American Depositary Receipt
COPs: Certificates of Participation
FHLB: Federal Home Loan Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Access Bank Note	8/29/07	$500,000
Agraquest, Inc.:
Series B, Preferred	2/26/97	200,001
Series C, Preferred	3/11/98	200,000
Series H, Preferred	5/25/05 - 1/11/07	316,894
Angels With Attitude I LLC, LP	8/28/00 - 4/30/03	200,000
Calvert Social Investment Foundation Notes	7/2/07	5,016,666
CFBanc Corp., Series A	3/14/03	270,000
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/06	11/15/00	297,877
Convertible Notes II, 10.00%, 8/31/06	9/9/03	32,500
Convertible Notes III, 10.00%, 8/31/06	5/4/04	25,000
Convertible Notes IV, 10.00%, 8/31/06	3/11/05	25,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/31/12)	11/22/02	2
(strike price $0.01/share, expires 10/15/12)	5/4/04	-
(strike price $0.01/share, expires 10/15/12)	11/22/02	12
(strike price $0.14/share, expires 10/15/12)	11/22/02	-
(strike price $0.28/share, expires 10/15/12)	11/22/02	-
(strike price $0.01/share, expires 2/28/13)	4/11/03	-
(strike price $0.14/share, expires 2/28/13)	4/11/03	-
(strike price $0.28/share, expires 2/28/13)	4/11/03	-
(strike price $0.01/share, expires 5/31/13)	7/15/03	-
(strike price $0.14/share, expires 5/31/13)	7/15/03	-
(strike price $0.28/share, expires 5/31/13)	7/15/03	-
(strike price $0.01/share, expires 8/31/13)	9/9/03	-
(strike price $0.14/share, expires 8/31/13)	9/9/03	-
(strike price $0.28/share, expires 8/31/13)	9/9/03	-
(strike price $0.01/share, expires 9/4/13)	9/9/03	-
(strike price $0.01/share, expires 9/4/13)	5/4/04	-
(strike price $0.01/share, expires 9/4/13)	3/11/05	-
(strike price $0.14/share, expires 9/4/13)	9/9/03	-
(strike price $0.28/share, expires 9/4/13)	9/9/03	-
(strike price $0.01/share, expires 11/30/13)	1/16/04	-
(strike price $0.14/share, expires 11/30/13)	1/16/04	-
(strike price $0.28/share, expires 11/30/13)	1/16/04	-
(strike price $0.01/share, expires 4/21/14)	11/3/05	-
Coastal Venture Partners LP	6/7/96 - 6/22/00	133,958
Common Capital LP	2/15/01 - 4/29/08	453,189
Consensus Orthopedics, Inc.:
Common Stock	2/10/06	504,331
Series A-1, Preferred	8/19/05	4,417
Series B, Preferred	2/10/06	139,576
Series C, Preferred	2/10/06	120,342
Environmental Private Equity Fund II, Liquidating Trust	4/26/07	8,746
First Analysis Private Equity Fund IV LP	2/25/02 - 5/8/09	690,660
GEEMF Partners LP	2/28/97	-
Global Environment Emerging Markets Fund LP	1/14/94 - 12/1/95	-

Balanced Portfolio
Restricted Securities - Cont'd	Acquisition Dates	Cost
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share,
expires 10/31/13)	11/4/04	-
Series A, Preferred	11/4/04	$251,496
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12)	11/4/04	-
Series B, Preferred	10/21/04 - 10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Inflabloc Pharmaceuticals, Inc.	12/29/03	500,000
Infrastructure and Environmental Private Equity Fund
III LP	4/16/97 - 2/12/01	328,443
KDM Development Corp. Note	6/30/09	600,000
Labrador Ventures III LP	8/11/98 - 4/2/01	360,875
Labrador Ventures IV LP	12/14/99 - 8/27/07	911,085
Neighborhood Bancorp	6/25/97	100,000
New Markets Growth Fund LLC, LP	1/8/03 - 7/18/07	225,646
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share,
expires 4/29/15)	5/19/05	75,360
Series A, Preferred	4/29/05 - 5/13/05	701,835
Series A, Preferred Warrants:
(strike price $0.85/share, expires 6/9/13)	6/8/06	-
(strike price $0.85/share, expires 9/6/13)	11/3/06	-
Plethora Technology, Inc., Note	6/8/06	150,000
Rose Smart Growth Investment Fund	4/10/06	1,000,000
Seventh Generation, Inc.	4/12/00 - 5/6/03	230,500
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Convertible Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants (strike price
$0.01/share, expires 5/26/15)	5/27/05	-
Series 1-B, Preferred Warrants (strike price
$1.53/share, expires 6/1/15)	9/19/00	-
Solstice Capital LP	6/26/01 - 6/17/08	384,644
Utah Ventures II LP	11/17/97 - 2/5/03	867,581
Venture Strategy Partners LP	8/21/98 - 2/26/03	206,058
Wild Planet Entertainment, Inc.:
Series B, Preferred	7/12/94	200,000
Series E, Preferred	4/9/98	180,725
Wind Harvest Co., Inc.	5/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
Common Stock	8/1/08	$151,890
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Calvert Social Investment Foundation Notes, 1.76%, 7/1/12	7/1/09	6,583,877
Chesapeake PERL, Inc.:
Series A-2, Preferred	7/30/04 - 9/8/06	300,000
Series A-2, Preferred Warrants (strike price $1.25/share,
expires 12/27/10)	12/22/06	-
China Environment Fund 2004 LLC LP	9/15/05 - 4/1/09	-
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B, Preferred	11/30/06	547,525
Series C-1, Preferred	11/30/06	471,342
Digital Directions International, Inc.	7/2/08 - 7/15/09	683,778
Global Resource Options, Inc.:
Series A, Preferred	9/18/06	750,000
Series B, Preferred	12/5/07	750,000
Series C, Preferred	2/13/09	1,000,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share, expires
10/31/13)	11/4/04	-
Series A, Preferred	11/4/04	251,496
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12)	11/4/04	-
Series B, Preferred	10/21/04 - 10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Marrone Organic Innovations, Inc.:
Series A, Preferred	4/25/07	200,000
Series B, Preferred	8/28/08	280,000
NeoDiagnostix, Inc.:
Series AE, Convertible Preferred	9/9/08	300,000
Series AE, Convertible Preferred Warrants (strike price
$1.10/share, expires 9/10/18)	9/23/08 - 9/18/09	-
Series B, Preferred	7/31/09	179,723
New Day Farms, Inc., Series B, Preferred	3/12/09	500,000
New Markets Venture Partners II LLC, LP	7/21/08	50,000
SEAF India International Growth Fund LLC, LP	3/22/05 - 5/8/09	473,932
ShoreBank Corp.:
Non-Voting Common Stock	6/26/08	502,500
Voting Common Stock	6/26/08	495,000
Sustainable Jobs Fund II LP	2/14/06 - 8/26/09	450,000
Sword Diagnostics, Series B, Preferred	12/26/06	250,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes	07/01/09	$3,087,392

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2009
Net Investment Income	Money Market Portfolio	Balanced Portfolio	Bond Portfolio
Investment Income:
Interest income	$3,820,553	$8,610,850	$39,599,435
Dividend income	--	3,978,528	197,329
Total investment income	3,820,553	12,589,378	39,796,764

Expenses:
Investment advisory fee	582,413	1,697,119	2,865,750
Transfer agency fees and expenses	406,752	904,321	1,418,557
Administrative fees	388,276	1,090,625	2,100,254
Distribution Plan expenses:
Class A	--	827,183	1,145,340
Class B	--	138,559	143,325
Class C	--	195,858	534,551
Trustees' fees and expenses	36,619	74,174	153,019
Custodian fees	33,230	118,147	212,440
Registration fees	20,090	48,855	63,416
Reports to shareholders	32,399	150,011	158,934
Professional fees	32,276	47,847	79,713
Insurance	80,939	10,007	18,496
Miscellaneous	19,425	133,915	21,407
Total expenses	1,632,419	5,436,621	8,915,202
Reimbursement from Advisor:
Class I	--	(8,305)	--
Class Y	--	--	(12,297)
Fees paid indirectly	(10,630)	(22,706)	(102,271)
Net expenses	1,621,789	5,405,610	8,800,634

Net Investment Income	2,198,764	7,183,768	30,996,130

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,748	(43,005,140)	(10,941,254)
Futures	--	(1,848,987)	11,491,438
	1,748	(44,854,127)	550,184

Change in unrealized appreciation or
(depreciation) on:
Investments	--	22,458,628	13,137,883
Futures	--	212,828	1,963,777
	--	22,671,456	15,101,660

Net Realized and Unrealized
Gain (Loss)	1,748	(22,182,671)	15,651,844

Increase (Decrease) in Net Assets
Resulting From Operations	$2,200,512	($14,998,903)	$46,647,974

Statements of Operations
Year Ended September 30, 2009
Net Investment Income	Equity Portfolio	Enhanced Equity Portfolio
Investment Income:
Interest income	$264,707	--
Dividend income (net of foreign taxes withheld of $208,201
and $22,956, respectively)	13,272,155	$1,531,059
Total investment income	13,536,862	1,531,059

Expenses:
Investment advisory fee	4,487,728	363,415
Transfer agency fees and expenses	2,005,250	147,448
Administrative fees	1,683,360	80,634
Distribution Plan expenses:
Class A	1,676,195	81,281
Class B	419,205	26,466
Class C	732,978	49,712
Trustees' fees and expenses	158,813	10,471
Custodian fees	93,794	41,399
Registration fees	71,961	38,316
Reports to shareholders	316,286	26,120
Professional fees	82,965	21,614
Miscellaneous	122,859	11,483
Total expenses	11,851,394	898,359
Reimbursement from Advisor:
Class A	--	(756)
Class B	--	(980)
Class C	--	(484)
Class I	--	(7,514)
Class Y	(12,709)	--
Fees waived	--	(60,569)
Fees paid indirectly	(30,747)	(1,196)
Net expenses	11,807,938	826,860

Net Investment Income	1,728,924	704,199

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(63,486,809)	(24,446,854)
Foreign currency transactions	--	16
	(63,486,809)	(24,446,838)

Change in unrealized appreciation or (depreciation) on
Investments	30,189,108	17,423,844
Assets and liabilities denominated in foreign currencies	--	7
	30,189,108	17,423,851

Net Realized and Unrealized
Gain (Loss)	(33,297,701)	(7,022,987)

Increase (Decrease) in Net Assets
Resulting From Operations	($31,568,777)	($6,318,788)

Money Market Portfolio
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations:
Net investment income	$2,198,764	$5,577,934
Net realized gain (loss)	1,748	35,803

Increase (Decrease) in Net Assets
Resulting From Operations	2,200,512	5,613,737

Distributions to shareholders from
Net investment income	(2,209,584)	(5,577,423)

Capital share transactions:
Shares sold	143,308,714	171,578,020
Reinvestment of distributions	2,184,286	5,523,564
Shares redeemed	(162,310,184)	(178,036,859)
Total capital share transactions	(16,817,184)	(935,275)

Total Increase (Decrease) in Net Assets	(16,826,256)	(898,961)

Net Assets
Beginning of year	186,310,977	187,209,938
End of year (including undistributed net investment
income of $6,338 and $17,158, respectively)	$169,484,721	$186,310,977

Capital Share Activity
Shares sold	143,308,597	171,576,804
Reinvestment of distributions	2,184,286	5,523,564
Shares redeemed	(162,310,184)	(178,036,859)
Total capital share activity	(16,817,301)	(936,491)

Balanced Portfolio
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations:
Net investment income	$7,183,768	$10,844,330
Net realized gain (loss)	(44,854,127)	(10,776,330)
Change in net unrealized appreciation or (depreciation)	(22,671,456)	(82,022,013)

Increase (Decrease) in Net Assets
Resulting From Operations	(14,998,903)	(81,954,013)

Distributions to shareholders from
Net investment income:
Class A Shares	(6,435,679)	(9,785,718)
Class B Shares	(100,535)	(215,285)
Class C Shares	(167,297)	(307,366)
Class I Shares	(117,020)	(180,891)
Net realized gain:
Class A Shares	(1,818)	(27,920,709)
Class B Shares	(74)	(1,263,817)
Class C Shares	(102)	(1,606,863)
Class I Shares	(24)	(443,629)
Total distributions	(6,822,549)	(41,724,278)

Capital share transactions:
Shares sold:
Class A Shares	31,489,134	26,241,044
Class B Shares	1,114,303	1,855,455
Class C Shares	2,667,803	4,075,804
Class I Shares	574,607	1,111,246
Reinvestment of distributions:
Class A Shares	5,977,652	35,348,867
Class B Shares	93,329	1,328,103
Class C Shares	132,222	1,551,976
Class I Shares	117,043	624,520
Redemption Fees:
Class A Shares	4,510	2,023
Class B Shares	2	62
Class C Shares	159	142
Shares redeemed:
Class A Shares	(47,762,495)	(59,327,430)
Class B Shares	(3,749,982)	(5,173,657)
Class C Shares	(4,341,876)	(5,022,162)
Class I Shares	(517,418)	(2,881,736)
Total capital share transactions	(14,201,007)	(265,743)

Total Increase (Decrease) in Net Assets	(36,022,459)	(123,944,034)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)
Net Assets	Year Ended September 30, 2009	Year Ended September 30, 2008
Beginning of year	482,542,972	606,487,006
End of year (including distributions in excess of net investment
income of $102,499 and $583,859, respectively)	$446,520,513	$482,542,972

Capital Share Activity
Shares sold:
Class A Shares	1,496,785	926,277
Class B Shares	53,745	66,038
Class C Shares	129,117	145,940
Class I Shares	26,977	38,793
Reinvestment of distributions:
Class A Shares	285,304	1,212,058
Class B Shares	4,591	45,521
Class C Shares	6,531	53,804
Class I Shares	5,507	21,249
Shares redeemed:
Class A Shares	(2,279,306)	(2,098,510)
Class B Shares	(180,674)	(184,797)
Class C Shares	(212,703)	(181,998)
Class I Shares	(23,886)	(102,027)
Total capital share activity	(688,012)	(57,652)

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations:
Net investment income	$30,996,130	$35,828,523
Net realized gain (loss)	550,184	17,396,952
Change in net unrealized appreciation or (depreciation)	15,101,660	(50,591,601)

Increase (Decrease) in Net Assets
Resulting From Operations	46,647,974	2,633,874

Distributions to shareholders from
Net investment income:
Class A Shares	(20,267,907)	(23,844,551)
Class B Shares	(378,342)	(537,994)
Class C Shares	(1,474,714)	(1,629,079)
Class I Shares	(7,435,081)	(9,177,653)
Class Y Shares	(8,946)	--
Net realized gain:
Class A Shares	(10,367,445)	(7,730,781)
Class B Shares	(289,630)	(235,087)
Class C Shares	(931,637)	(612,319)
Class I Shares	(3,317,155)	(2,588,489)
Class Y Shares	(19)	--
Total distributions	(44,470,876)	(46,355,953)

Capital share transactions:
Shares sold:
Class A Shares	171,888,010	275,360,326
Class B Shares	2,894,961	8,590,116
Class C Shares	17,219,472	25,623,202
Class I Shares	50,077,002	79,589,860
Class Y Shares	695,570	--
Reinvestment of distributions:
Class A Shares	25,940,131	26,510,023
Class B Shares	547,377	641,033
Class C Shares	1,603,277	1,488,126
Class I Shares	10,247,517	11,536,536
Class Y Shares	8,965	--
Redemption Fees:
Class A Shares	47,364	28,345
Class B Shares	1,012	1,536
Class C Shares	1,807	2,725
Class I Shares	443	244
Class Y Shares	77	--
Shares redeemed:
Class A Shares	(209,957,908)	(114,817,133)
Class B Shares	(8,656,346)	(5,922,572)
Class C Shares	(15,649,349)	(7,873,471)
Class I Shares	(80,502,751)	(25,644,658)
Class Y Shares	(120,849)	--
Total capital share transactions	(33,714,218)	275,114,238

Total Increase (Decrease) In Net Assets	(31,537,120)	231,392,159

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)
Net Assets	Year Ended September 30, 2009	Year Ended September 30, 2008
Beginning of year	889,112,123	657,719,964
End of year (including undistributed net investment
income of $9,899 and $111,613, respectively)	$857,575,003	$889,112,123

Capital Share Activity
Shares sold:
Class A Shares	11,973,561	17,452,919
Class B Shares	203,718	549,394
Class C Shares	1,210,768	1,634,189
Class I Shares	3,469,159	5,031,915
Class Y Shares	48,710	--
Reinvestment of distributions:
Class A Shares	1,821,375	1,685,619
Class B Shares	38,810	40,945
Class C Shares	113,380	95,146
Class I Shares	719,024	733,147
Class Y Shares	612	--
Shares redeemed:
Class A Shares	(14,640,040)	(7,303,218)
Class B Shares	(605,901)	(378,044)
Class C Shares	(1,095,584)	(504,845)
Class I Shares	(5,599,150)	(1,631,416)
Class Y Shares	(8,174)	--
Total capital share activity	(2,349,732)	17,405,751

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations:
Net investment income (loss)	$1,728,924	($1,277,521)
Net realized gain (loss)	(63,486,809)	87,876,771
Change in net unrealized appreciation or (depreciation)	30,189,108	(284,691,632)

Increase (Decrease) in Net Assets
Resulting From Operations	(31,568,777)	(198,092,382)

Distributions to shareholders from
Net realized gain:
Class A Shares	(47,880,999)	(58,523,367)
Class B Shares	(3,688,194)	(5,472,528)
Class C Shares	(6,666,547)	(8,305,125)
Class I shares	(6,897,440)	(9,155,226)
Class Y Shares	(70)	--
Total distributions	(65,133,250)	(81,456,246)

Capital share transactions:
Shares sold:
Class A Shares	176,902,110	170,811,546
Class B Shares	4,509,912	4,082,805
Class C Shares	11,881,206	13,316,091
Class I Shares	55,596,023	34,964,400
Class Y Shares	423,927	--
Reinvestment of distributions:
Class A Shares	44,035,145	54,290,111
Class B Shares	3,242,846	4,735,547
Class C Shares	5,066,186	6,400,134
Class I Shares	6,223,867	8,719,591
Class Y Shares	70	--
Redemption Fees:
Class A Shares	47,999	18,632
Class B Shares	156	99
Class C Shares	581	271
Class I Shares	5,259	664
Shares redeemed:
Class A Shares	(145,075,195)	(187,395,186)
Class B Shares	(13,241,912)	(19,472,247)
Class C Shares	(14,606,408)	(15,851,981)
Class I Shares	(20,533,082)	(64,723,663)
Class Y Shares	(11)	--
Total capital share transactions	114,478,679	9,896,814

Total Increase (Decrease) in Net Assets	17,776,652	(269,651,814)

Net Assets
Beginning of year	1,109,500,074	1,379,151,888
End of year (including undistributed net
investment income of $1,610,638 and $0, respectively)	$1,127,276,726	$1,109,500,074

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

Equity Portfolio (Cont'd)
Capital Share Activity	Year Ended September 30, 2009	Year Ended September 30, 2008
Shares sold:
Class A Shares	7,346,447	4,613,653
Class B Shares	216,564	122,390
Class C Shares	610,026	429,234
Class I Shares	2,142,133	905,036
Class Y Shares	16,436	--
Reinvestment of distributions:
Class A Shares	1,988,043	1,387,784
Class B Shares	165,536	134,303
Class C Shares	280,986	195,842
Class I Shares	266,091	213,089
Class Y Shares	3	--
Shares redeemed:
Class A Shares	(6,060,034)	(5,038,632)
Class B Shares	(621,436)	(584,879)
Class C Shares	(753,203)	(515,547)
Class I Shares	(792,956)	(1,684,781)
Total capital share activity	4,804,636	177,492

See notes to financial statements.

Enhanced Equity Portfolio
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended September 30, 2009	Year Ended September 30, 2008
Operations:
Net investment income	$704,199	$800,718
Net realized gain (loss)	(24,446,838)	(4,759,373)
Change in net unrealized appreciation or (depreciation)	17,423,851	(19,965,603)

Increase (Decrease) in Net Assets
Resulting From Operations	(6,318,788)	(23,924,258)

Distributions to shareholders from
Net investment income:
Class A Shares	(529,171)	(377,742)
Class C Shares	(11,155)	--
Class I Shares	(394,153)	(198,809)
Net realized gain:
Class A Shares	--	(3,397,417)
Class B Shares	--	(398,640)
Class C Shares	--	(571,643)
Class I Shares	--	(1,375,837)
Total distributions	(934,479)	(6,320,088)

Capital share transactions:
Shares sold:
Class A Shares	5,672,701	8,341,775
Class B Shares	187,974	319,231
Class C Shares	764,606	1,087,476
Class I Shares	5,273,039	6,369,213
Reinvestment of distributions:
Class A Shares	474,136	3,356,986
Class B Shares	--	342,483
Class C Shares	8,580	426,846
Class I Shares	394,153	1,574,647
Redemption Fees:
Class A Shares	851	52
Class B Shares	37	--
Class C Shares	229	96
Shares redeemed:
Class A Shares	(13,608,953)	(13,711,362)
Class B Shares	(909,697)	(2,073,483)
Class C Shares	(1,011,858)	(2,228,413)
Class I Shares	(2,587,235)	(1,436,030)
Total capital share transactions	(5,341,437)	2,369,517

Total Increase (Decrease) in Net Assets	(12,594,704)	(27,874,829)

Net Assets
Beginning of year	79,342,668	107,217,497
End of year (including undistributed net investment
income of $464,508, and $701,636, respectively)	$66,747,964	$79,342,668

Enhanced Equity Portfolio
Statement of Changes in Net Assets

Enhanced Equity Portfolio (Cont'd)

Capital Share Activity	Year Ended September 30, 2009	Year Ended September 30, 2008
Shares sold:
Class A Shares	508,554	466,880
Class B Shares	18,580	19,781
Class C Shares	74,422	67,528
Class I Shares	453,894	353,263
Reinvestment of distributions:
Class A Shares	44,520	175,723
Class B Shares	--	19,706
Class C Shares	873	24,419
Class I Shares	36,631	81,658
Shares redeemed:
Class A Shares	(1,163,191)	(788,903)
Class B Shares	(91,012)	(130,837)
Class C Shares	(100,418)	(140,985)
Class I Shares	(215,188)	(83,490)
Total capital share activity	(432,335)	64,743

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Effective October 31, 2008, Bond and Equity began to offer Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of September 30, 2009:
	Total Investments	% of Net Assets
Balanced	$36,449,178	8.2%
Bond	84,799,171	9.9%
Equity	15,360,751	1.4%

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
Money Market	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. government obligations	-	$51,179,408	-	$51,179,408
Other debt obligations	-	1,192,516	-	1,192,516
Commercial paper	-	3,000,000	-	3,000,000
Variable rate demand notes	-	107,143,000	-	107,143,000
TOTAL	-	$162,514,924	-	$162,514,924

Balanced	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$254,502,221	-	$7,978,655	$262,480,876
Limited partnership interest	-	-	2,909,106	2,909,106
Asset backed securities	-	$1,971,834	-	1,971,834
Collateralized mortgage-backed obligations	-	3,463,319	-	3,463,319
Commercial mortgage-backed securities	-	8,967,539	1,577,000	10,544,539
Corporate debt	-	56,927,448	14,476,507	71,403,955
Municipal obligations	-	32,333,936	-	32,333,936
U.S. government obligations	-	2,505,005	2,268,000	4,773,005
Other debt obligations	-	44,845,022	7,239,910	52,084,932
TOTAL	$254,502,221	$151,014,103	$36,449,178	$441,965,502
Other financial instruments**	($90,437)	-	-	($90,437)

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Equity Securities	Limited Partnership Interest
Balance as of 9/30/08	$10,130,266	$3,394,467
Accrued discounts/premiums	-	-
Realized gain (loss)	(2,125,877)	(500,000)
Change in unrealized appreciation (depreciation)	868,924	(195)
Net purchases (sales)	(894,658)	14,834
Transfers in and/or out of Level 3	-	-
Balance as of 9/30/09	$7,978,655	$2,909,106

	Commercial Mortgage-Backed Securities	Corporate Debt
Balance as of 9/30/08	-	$9,847,627
Accrued discounts/premiums	-	271,226
Realized gain (loss)	-	(746,864)
Change in unrealized appreciation (depreciation)	-	(1,984,455)
Net purchases (sales)	-	1,884,798
Transfers in and/or out of Level 3	$1,577,000	5,204,175
Balance as of 9/30/09	$1,577,000	$14,476,507

	U.S. Government Obligations	Other Debt Obligations
Balance as of 9/30/08	-	$7,406,921
Accrued discounts/premiums	$10	(13,106)
Realized gain (loss)	-	349
Change in unrealized appreciation (depreciation)	59,240	(49,764)
Net purchases (sales)	108,750	(104,490)
Transfers in and/ or out of Level 3	2,100,000	-
Balance as of 9/30/09	$2,268,000	$7,239,910

		Total
Balance as of 9/30/08		$30,779,281
Accrued discounts/premiums		258,130
Realized gain (loss)		(3,372,392)
Change in unrealized appreciation (depreciation)		(1,106,250)
Net purchases (sales)		1,009,234
Transfers in and/ or out of Level 3		8,881,175
Balance as of 9/30/09		$36,449,178

For the year ended September 30, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($2,391,211). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Bond	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$1,188,709	-	$1,525,000	$2,713,709
Asset backed securities	-	$39,782,715	-	39,782,715
Collateralized mortgage-backed obligations	-	31,108,408	-	31,108,408
Commercial mortgage-backed securities	-	22,270,757	4,150,000	26,420,757
Corporate debt	-	300,251,476	65,585,983	365,837,459
Municipal obligations	-	116,562,641	-	116,562,641
U.S. government obligations	-	15,920,912	10,570,000	26,490,912
Other debt obligations	-	242,012,832	2,968,188	244,981,020
TOTAL	$1,188,709	$767,909,741	$84,799,171	$853,897,621
Other financial instruments*	$337,898	-	-	$337,898

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Equity Securities	Commercial Mortgage-Backed Securities
Balance as of 9/30/08	$3,014,460	-
Accrued discounts/premiums	-	-
Realized gain (loss)	(2,411,430)	-
Change in unrealized appreciation (depreciation)	2,232,604	-
Net purchases (sales)	(1,310,634)	-
Transfers in and/or out of Level 3	-	$4,150,000
Balance as of 9/30/09	$1,525,000	$4,150,000

	Corporate Debt	U.S. Government Obligations
Balance as of 9/30/08	$31,661,285	$730,000
Accrued discounts/premiums	559,527	59,120
Realized gain (loss)	(1,825,340)	-
Change in unrealized appreciation (depreciation)	(9,608,043)	1,265,880
Net purchases (sales)	8,801,446	3,565,000
Transfers in and/or out of Level 3	35,997,108	4,950,000
Balance as of 9/30/09	$65,585,983	$10,570,000

	Other Debt Obligations	Total
Balance as of 9/30/08	$2,017,130	$37,422,875
Accrued discounts/premiums	-	618,647
Realized gain (loss)	-	(4,236,770)
Change in unrealized appreciation (depreciation)	(48,942	(6,158,501)
Net purchases (sales)	1,000,000	12,055,812
Transfers in and/ or out of Level 3	-	45,097,108
Balance as of 9/30/09	$2,968,188	$84,799,171

For the year ended September 30, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($3,257,922). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Equity	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$1,081,106,882	-	$7,949,715	$1,089,056,597
Limited partnership interest	-	-	1,081,363	1,081,363
Other debt obligations	-	$31,021,847	6,329,673	37,351,520
TOTAL	$1,081,106,882	$31,021,847	$15,360,751**	$1,127,489,480

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

**Level 3 securities represent 1.4% of net assets.

Enhanced Equity	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$66,282,527	-	-	$66,282,527
Other debt obligations	-	$392,932	-	392,932
TOTAL	$66,282,527	$392,932	-	$66,675,459

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such -registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on pages 78-79). A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with management's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the
Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on each Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolios' expenses. Such deposit arrangements may be an -alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Treasury's Guarantee Plan For Money Market Funds: The Money Market Portfolio had elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protected certain shareholders from losses if the Money Market Portfolio was unable to maintain a $1.00 net asset value. The Program applied to shareholders of record on September 19, 2008. Covered shareholders would receive $1.00 per share upon liquidation of the Money Market Portfolio, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Program terminated on September 18, 2009. The Money Market Portfolio bore the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Money Market Portfolio's net assets as of September 19, 2008. In March 2009, the Treasury Department extended the Program through September 18, 2009. For the extension of the Program, the Money Market Portfolio made two extension payments of 0.015% of the Money Market Portfolio's net assets as of September 19, 2008.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:
Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond:
First $1 Billion	.35%
Over $1 Billion	.325%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $250 Million	.60%
Over $250 Million	.55%

Under the terms of the agreement, $42,226, $154,194, $243,583, $454,985 and $27,610 was payable at year end for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. In addition, $38,303, $103,955 $140,262, $184,245 and $25,953 was payable at year end for operating expenses paid by the Advisor during September 2009 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. For the year ended September 30, 2009, the Advisor waived $60,569 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Money Market, Balanced Class I and Enhanced Equity Class I. Effective June 1, 2009, the Advisor has contractually agreed to limit net annual fund operating expenses though January 31, 2010 for Enhanced Equity Class A, Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; Enhanced Equity Class A, 1.48%; Enhanced Equity Class B, 2.86%; Enhanced Equity Class C, 2.47%; and for Enhanced Equity Class I, .81%.

The Advisor voluntarily reimbursed Class Y shares of Bond and Equity for expenses of $12,297 and $12,709, respectively for the year ended September 30, 2009.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:
Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, C & Y)	.30%
Bond (Class I)	.10%
Equity (Class A, B, C & Y)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $28,151, $99,059, $178,805, $169,534 and $7,251 was payable at year end for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .25% of Enhanced Equity's and .35% of Balanced, Bond and Equity's annual average daily net assets. The amount actually paid by Class A of Enhanced Equity, Balanced, Bond and Equity, is an annualized fee, payable monthly of .25%, .25% on assets over $30 million, .20%, and .25%, respectively, of each Classes' average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of Enhanced Equity, Balanced, Bond and Equity's annual average daily net assets. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes' average daily net assets. Class I for Balanced, Bond, Equity and Enhanced Equity and Class Y for Bond and Equity do not have Distribution Plan expenses. Under the terms of the agreement $105,367, $154,344, $277,205 and $13,882 was payable at year end for Balanced, Bond, Equity and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the year ended September 30, 2009: $99,586 for Balanced, $93,438 for Bond, $151,943 for Equity and $10,562 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $190,950, $221,015, $162,283, $377,164, and $31,728 for the year ended September 30, 2009 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Under the terms of the $15,482, $17,747, $13,322, $30,942 and $2,495 was payable at year end for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$216,886,483	$504,322,489	$391,912,623	$68,705,070
Sales:	253,987,421	444,488,264	337,219,122	74,418,357

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at September 30, 2009 and net realized capital loss carryforwards as of September 30, 2009 with expiration dates:
	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$162,514,924	$468,731,586	$899,923,921
Unrealized appreciation--	35,405,044	15,602,584
Unrealized (depreciation)--	(62,171,128)	(61,628,884)
Net appreciation/(depreciation)	--	(26,766,084)	(46,026,300)
		Enhanced
	Equity	Equity
Federal income tax cost of investments	$1,005,365,836	$57,899,480
Unrealized appreciation	170,356,115	10,093,397
Unrealized (depreciation)	(48,232,471)	(1,317,418)
Net appreciation/(depreciation)	122,123,644	8,775,979

Capital Loss Carryforwards
	Money			Enhanced
Expiration Date	Market	Balanced	Equity	Equity
30-Sep-10	$12,896	-	-	-
30-Sep-11	6,847	-	-	-
30-Sep-13	6,183	-	-	-
30-Sep-14	211	-	-	-
30-Sep-15	2,100	-	-	-
30-Sep-17	-	$12,659,634	$12,754,798	$6,328,690
	$28,237	$12,659,634	$12,754,798	$6,328,690

Capital losses may be utilized to offset future capital gains until expiration.

Balanced, Bond, Enhanced Equity, Equity and Money Market Portfolios intend to elect to defer net capital losses of $41,735,057, $1,124,746, $22,582,546, $53,801,670, and $304, respectively, incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions for the years ended September 30, 2009 and September 30, 2008 were as follows:
Money Market
Distributions from:	2009	2008
Ordinary income	$2,209,584	$5,577,423
Total	$2,209,584	$5,577,423

Balanced
Distributions paid from:	2009	2008
Ordinary income	$6,820,531	$10,489,260
Long-term capital gain	2,018	31,235,018
Total	$6,822,549	$41,724,278

Bond
Distributions paid from:	2009	2008
Ordinary income	$34,842,872	$40,398,360
Long-term capital gain	9,628,004	5,957,593
Total	$44,470,876	$46,355,953

Equity
Distributions paid from:	2009	2008
Long-term capital gain	$65,133,250	$81,456,246
Total	$65,133,250	$81,456,246

Enhanced Equity
Distributions paid from:	2009	2008
Ordinary income	$934,479	$576,575
Long-term capital gain	--	5,743,513
Total	$934,479	$6,320,088

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
	Money
	Market	Balanced	Bond
Undistributed ordinary income	$6,597	$91,792	$5,395,768
Undistributed long-term capital gain	--	--	443,892
Capital loss carryforward	(28,237)	(12,659,634)	--
Unrealized appreciation (depreciation)	--	(26,766,084)	(46,026,300)
Total	($21,640)	($39,333,926)	($40,186,640)

		Enhanced
	Equity	Equity
Undistributed ordinary income	$1,610,638	$464,508
Undistributed long-term capital gain	--	--
Capital loss carryforward	(12,754,798)	(6,328,690)
Unrealized appreciation (depreciation)	122,123,644	8,775,979
Total	$110,979,484	$2,911,797

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Balanced Portfolio, the differences are due to Section 1256 contracts, partnerships, wash sales, deferral of post October losses, and interest defaults. For Bond Portfolio, the differences are due to Section 1256 contracts, wash sales, deferral of post October losses, and interest defaults. For Enhanced Equity Portfolio, the difference is due to wash sales and the deferral of post October losses. For Equity Portfolio, the differences are due to wash sales, deferral of post October losses, and partnerships. For Money Market Portfolio, the differences are due to post October losses and distributions paid after fiscal year end.

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Balanced Portfolio, the reclassifications are due to partnerships, real estate investment trusts, asset-backed securities, and passive foreign investment companies. For Bond Portfolio, the reclassifications are due to asset-backed securities. For Enhanced Equity Portfolio, the reclassifications are due to real estate investment trusts and foreign currency transactions. For Equity Portfolio, the reclassifications are due to partnerships.

	Balanced	Bond
Undistributed net investment income	$118,123	($1,532,854)
Accumulated net realized gain (loss)	(118,123)	1,532,854
	Money	Enhanced
	Market	Equity	Equity
Undistributed net investment income	($118,286)	($6,848)	--
Accumulated net realized gain (loss)	118,270	6,848	--
Paid in capital	16	--	--

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2009, such purchases and sales transactions were:
	Money			Enhanced
	Market	Balanced	Bond	Equity
Purchases	$110,015,000	--	$825,000	--
Sales	76,925,000	$9,057,940	7,000,000	$1,176,128
Net realized gain (loss)	--	(115,062)	--	71,724

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Money Market, Balanced, Bond and Equity had no loans outstanding pursuant to this line of credit at September 30, 2009. Enhanced Equity had no loans outstanding pursuant to this line of credit during the year ended September 30, 2009. For the year ended September 30, 2009, borrowings by the Portfolios under the Agreement were as follows:

Portfolio	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Money Market	$180,709	0.79%	$4,278,522	January 2009
Balanced	12,590	0.80%	815,432	March 2009
Bond	358,110	0.74%	19,487,904	May 2009
Equity	43,295	0.81%	3,718,358	February 2009

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:
Affiliates	Cost	Value
Angels With Attitude I LLC LP	$200,000	$106,126
GEEMF Partners LP	--	119,555
Plethora Technology, Inc.	701,835	--
TOTALS	$901,835	$225,681

Affiliated companies of the Equity Portfolio are as follows:
Affiliates	Cost	Value
Digital Directions International, Inc.	$683,778	$531,584
Global Resource Options, Inc.	2,500,000	4,338,800
NeoDiagnostix, Inc.	479,723	479,723
New Day Farms, Inc.	500,000	72,037
TOTALS	$4,163,501	$5,422,144

Note F -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Note G -- Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $160,000 and $812,764 for the Balanced and Equity Portfolios, respectively, at September 30, 2009.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following funds are designated as:
Fund Name	(a) Long Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %
CSIF Balanced Portfolio	$2,018	54.8%	54.9%
CSIF Bond Portfolio	$9,628,004
CSIF Equity Portfolio	$65,133,266
CSIF Enhanced Equity Portfolio		100.0%	100.0%

(a) Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

(b) Each Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(c) Each Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Money Market Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.011	.029	.045
Distributions from
Net investment income	(.011)	(.029)	(.045)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.15%	2.90%	4.64%
Ratios to average net assets:A
Net investment income	1.13%	2.83%	4.53%
Total expenses	.84%	.79%	.82%
Expenses before offsets	.84%	.79%	.82%
Net expenses	.84%	.78%	.80%
Net assets, ending (in thousands)	$169,485	$186,311	$187,210

		Years Ended
		September 30,	September 30,
		2006	2005
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.039	.019
Distributions from
Net investment income		(.039)	(.019)
Net asset value, ending		$1.00	$1.00

Total return*		3.97%	1.94%
Ratios to average net assets:A
Net investment income		3.90%	1.91%
Total expenses		.86%	.91%
Expenses before offsets		.86%	.88%
Net expenses		.85%	.87%
Net assets, ending (in thousands)		$166,592	$160,218

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$25.03	$31.37	$29.46
Income from investment operations
Net investment income	.40	.57	.60
Net realized and unrealized gain (loss)	(1.03)	(4.72)	1.88
Total from investment operations	(.63)	(4.15)	2.48
Distributions from
Net investment income	(.38)	(.56)	(.57)
Net realized gain	***	(1.63)	--
Total distributions	(.38)	(2.19)	(.57)
Total increase (decrease) in net asset value	(1.01)	(6.34)	1.91
Net asset value, ending	$24.02	$25.03	$31.37

Total return*	(2.29%)	(14.13%)	8.47%
Ratios to average net assets:A
Net investment income	1.87%	2.03%	1.94%
Total expenses	1.28%	1.21%	1.20%
Expenses before offsets	1.28%	1.21%	1.20%
Net expenses	1.28%	1.20%	1.19%
Portfolio turnover	57%	77%	81%
Net assets, ending (in thousands)	$404,542	$434,069	$542,659

		Years Ended
		September 30,	September 30,
Class A Shares		2006 (z)	2005
Net asset value, beginning		$28.25	$26.13
Income from investment operations
Net investment income		.55	.44
Net realized and unrealized gain (loss)		1.12	2.08
Total from investment operations		1.67	2.52
Distributions from
Net investment income		(.46)	(.40)
Total distributions		(.46)	(.40)
Total increase (decrease) in net asset value		1.21	2.12
Net asset value, ending		$29.46	$28.25

Total return*		5.94%	9.68%
Ratios to average net assets:A
Net investment income		1.90%	1.59%
Total expenses		1.21%	1.22%
Expenses before offsets		1.21%	1.22%
Net expenses		1.20%	1.21%
Portfolio turnover		73%	83%
Net assets, ending (in thousands)		$525,740	$517,840

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008	2007
Net asset value, beginning	$24.84	$31.13	$29.24
Income from investment operations
Net investment income	.13	.28	.28
Net realized and unrealized gain (loss)	(.99)	(4.66)	1.89
Total from investment operations	(.86)	(4.38)	2.17
Distributions from
Net investment income	(.15)	(.28)	(.28)
Net realized gain	***	(1.63)	--
Total distributions	(.15)	(1.91)	(.28)
Total increase (decrease) in net asset value	(1.01)	(6.29)	1.89
Net asset value, ending	$23.83	$24.84	$31.13

Total return*	(3.35%)	(14.93%)	7.45%
Ratios to average net assets:A
Net investment income	.82%	1.05%	.99%
Total expenses	2.36%	2.19%	2.15%
Expenses before offsets	2.36%	2.19%	2.15%
Net expenses	2.35%	2.18%	2.14%
Portfolio turnover	57%	77%	81%
Net assets, ending (in thousands)	$14,294	$17,939	$24,767

		Years Ended
		September 30,	September 30,
Class B Shares		2006 (z)	2005
Net asset value, beginning		$28.05	$25.94
Income from investment operations
Net investment income		.27	.17
Net realized and unrealized gain (loss)		1.10	2.06
Total from investment operations		1.37	2.23
Distributions from
Net investment income		(.18)	(.12)
Total distributions		(.18)	(.12)
Total increase (decrease) in net asset value		1.19	2.11
Net asset value, ending		$29.24	$28.05

Total return*		4.90%	8.62%
Ratios to average net assets:A
Net investment income		.95%	.60%
Total expenses		2.16%	2.20%
Expenses before offsets		2.16%	2.20%
Net expenses		2.15%	2.20%
Portfolio turnover		73%	83%
Net assets, ending (in thousands)		$27,805	$28,592

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$24.58	$30.83	$28.95
Income from investment operations
Net investment income	.19	.32	.32
Net realized and unrealized gain (loss)	(1.01)	(4.64)	1.85
Total from investment operations	(.82)	(4.32)	2.17
Distributions from
Net investment income	(.18)	(.30)	(.29)
Net realized gain	***	(1.63)	--
Total distributions	(.18)	(1.93)	(.29)
Total increase (decrease) in net asset value	(1.00)	(6.25)	1.88
Net asset value, ending	$23.58	$24.58	$30.83

Total return*	(3.22%)	(14.88%)	7.53%
Ratios to average net assets:A
Net investment income	.95%	1.15%	1.07%
Total expenses	2.21%	2.08%	2.07%
Expenses before offsets	2.21%	2.08%	2.07%
Net expenses	2.21%	2.08%	2.06%
Portfolio turnover	57%	77%	81%
Net assets, ending (in thousands)	$21,810	$24,631	$30,340

		Years Ended
		September 30,	September 30,
Class C Shares		2006 (z)	2005
Net asset value, beginning		$27.79	$25.70
Income from investment operations
Net investment income		.28	.18
Net realized and unrealized gain (loss)		1.07	2.04
Total from investment operations		1.35	2.22
Distributions from
Net investment income		(.19)	(.13)
Total distributions		(.19)	(.13)
Total increase (decrease) in net asset value		1.16	2.09
Net asset value, ending		$28.95	$27.79

Total return*		4.87%	8.67%
Ratios to average net assets:A
Net investment income		.99%	.65%
Total expenses		2.11%	2.16%
Expenses before offsets		2.11%	2.16%
Net expenses		2.10%	2.15%
Portfolio turnover		73%	83%
Net assets, ending (in thousands)		$27,547	$25,980

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009	2008	2007
Net asset value, beginning	$25.27	$31.64	$29.70
Income from investment operations
Net investment income	.52	.70	.76
Net realized and unrealized gain (loss)	(1.04)	(4.75)	1.90
Total from investment operations	(.52)	(4.05)	2.66
Distributions from
Net investment income	(.50)	(.69)	(.72)
Net realized gain	***	(1.63)	--
Total distributions	(.50)	(2.32)	(.72)
Total increase (decrease) in net asset value	(1.02)	(6.37)	1.94
Net asset value, ending	$24.25	$25.27	$31.64

Total return*	(1.76%)	(13.69%)	9.00%
Ratios to average net assets:A
Net investment income	2.42%	2.52%	2.40%
Total expenses	.89%	.80%	.77%
Expenses before offsets	.73%	.72%	.73%
Net expenses	.72%	.72%	.72%
Portfolio turnover	57%	77%	81%
Net assets, ending (in thousands)	$5,875	$5,905	$8,721

		Periods Ended
		September 30,	September 30,
Class I Shares		2006 (z)	2005 (x)
Net asset value, beginning		$28.38	$27.47
Income from investment operations
Net investment income		.64	.41
Net realized and unrealized gain (loss)		1.17	.87
Total from investment operations		1.81	1.28
Distributions from
Net investment income		(.49)	(.37)
Net realized gain		--	--
Total distributions		(.49)	(.37)
Total increase (decrease) in net asset value		1.32	.91
Net asset value, ending		$29.70	$28.38

Total return*		6.43%	4.71%
Ratios to average net assets:A
Net investment income		2.44%	1.94% (a)
Total expenses		1.07%	1.28% (a)
Expenses before offsets		.73%	.72% (a)
Net expenses		.72%	.72% (a)
Portfolio turnover		73%	70%
Net assets, ending (in thousands)		$6,317	$1,012

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.14	$15.92	$15.83
Income from investment operations
Net investment income	.53	.69	.69
Net realized and unrealized gain (loss)	.32	(.54)	.13
Total from investment operations	.85	.15	.82
Distributions from
Net investment income	(.51)	(.68)	(.70)
Net realized gain	(.26)	(.25)	(.03)
Total distributions	(.77)	(.93)	(.73)
Total increase (decrease) in net asset value	.08	(.78)	.09
Net asset value, ending	$15.22	$15.14	$15.92

Total return*	6.11%	.86%	5.31%
Ratios to average net assets:A
Net investment income	3.71%	4.40%	4.41%
Total expenses	1.15%	1.10%	1.12%
Expenses before offsets	1.15%	1.10%	1.12%
Net expenses	1.14%	1.10%	1.11%
Portfolio turnover	77%	147%	190%
Net assets, ending (in thousands)	$600,995	$610,869	$453,813

		Years Ended
		September 30,	September 30,
Class A Shares		2006	2005
Net asset value, beginning		$16.18	$16.33
Income from investment operations
Net investment income		.64	.47
Net realized and unrealized gain (loss)		(.05)	.32
Total from investment operations		.59	.79
Distributions from
Net investment income		(.64)	(.48)
Net realized gain		(.30)	(.46)
Total distributions		(.94)	(.94)
Total increase (decrease) in net asset value		(.35)	(.15)
Net asset value, ending		$15.83	$16.18

Total return*		3.82%	5.05%
Ratios to average net assets:A
Net investment income		4.16%	3.00%
Total expenses		1.14%	1.16%
Expenses before offsets		1.14%	1.16%
Net expenses		1.13%	1.16%
Portfolio turnover		150%	161%
Net assets, ending (in thousands)		$336,698	$237,396

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008	2007
Net asset value, beginning	$15.06	$15.84	$15.76
Income from investment operations
Net investment income	.40	.54	.54
Net realized and unrealized gain (loss)	.29	(.54)	.12
Total from investment operations	.69	--	.66
Distributions from
Net investment income	(.37)	(.53)	(.55)
Net realized gain	(.26)	(.25)	(.03)
Total distributions	(.63)	(.78)	(.58)
Total increase (decrease) in net asset value	.06	(.78)	.08
Net asset value, ending	$15.12	$15.06	$15.84

Total return*	5.00%	(.09%)	4.29%
Ratios to average net assets:A
Net investment income	2.81%	3.43%	3.43%
Total expenses	2.13%	2.07%	2.09%
Expenses before offsets	2.13%	2.07%	2.09%
Net expenses	2.11%	2.06%	2.08%
Portfolio turnover	77%	147%	190%
Net assets, ending (in thousands)	$11,878	$17,298	$14,834

		Years Ended
		September 30,	September 30,
Class B Shares		2006	2005
Net asset value, beginning		$16.11	$16.27
Income from investment operations
Net investment income		.50	.32
Net realized and unrealized gain (loss)		(.05)	.31
Total from investment operations		.45	.63
Distributions from
Net investment income		(.50)	(.33)
Net realized gain		(.30)	(.46)
Total distributions		(.80)	(.79)
Total increase (decrease) in net asset value		(.35)	(.16)
Net asset value, ending		$15.76	$16.11

Total return*		2.89%	4.03%
Ratios to average net assets:A
Net investment income		3.17%	2.03%
Total expenses		2.09%	2.11%
Expenses before offsets		2.09%	2.11%
Net expenses		2.08%	2.10%
Portfolio turnover		150%	161%
Net assets, ending (in thousands)		$17,154	$18,559

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$15.06	$15.83	$15.75
Income from investment operations
Net investment income	.42	.56	.56
Net realized and unrealized gain (loss)	.31	(.53)	.12
Total from investment operations	.73	.03	.68
Distributions from
Net investment income	(.40)	(.55)	(.57)
Net realized gain	(.26)	(.25)	(.03)
Total distributions	(.66)	(.80)	(.60)
Total increase (decrease) in net asset value	.07	(.77)	.08
Net asset value, ending	$15.13	$15.06	$15.83

Total return*	5.22%	.11%	4.41%
Ratios to average net assets:A
Net investment income	2.93%	3.60%	3.61%
Total expenses	1.94%	1.90%	1.92%
Expenses before offsets	1.94%	1.90%	1.92%
Net expenses	1.92%	1.89%	1.91%
Portfolio turnover	77%	147%	190%
Net assets, ending (in thousands)	$56,578	$52,869	$36,202

		Years Ended
		September 30,	September 30,
Class C Shares		2006	2005
Net asset value, beginning		$16.09	$16.25
Income from investment operations
Net investment income		.51	.34
Net realized and unrealized gain (loss)		(.04)	.30
Total from investment operations		.47	.64
Distributions from
Net investment income		(.51)	(.34)
Net realized gain		(.30)	(.46)
Total distributions		(.81)	(.80)
Total increase (decrease) in net asset value		(.34)	(.16)
Net asset value, ending		$15.75	$16.09

Total return*		3.01%	4.09%
Ratios to average net assets:A
Net investment income		3.31%	2.13%
Total expenses		1.99%	2.04%
Expenses before offsets		1.99%	2.04%
Net expenses		1.98%	2.03%
Portfolio turnover		150%	161%
Net assets, ending (in thousands)		$27,447	$19,276

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009	2008	2007
Net asset value, beginning	$15.16	$15.94	$15.85
Income from investment operations
Net investment income	.63	.78	.78
Net realized and unrealized gain (loss)	.31	(.54)	.13
Total from investment operations	.94	.24	.91
Distributions from
Net investment income	(.61)	(.77)	(.79)
Net realized gain	(.26)	(.25)	(.03)
Total distributions	(.87)	(1.02)	(.82)
Total increase (decrease) in net asset value	.07	(.78)	.09
Net asset value, ending	$15.23	$15.16	$15.94

Total return*	6.74%	1.45%	5.89%
Ratios to average net assets:A
Net investment income	4.35%	4.98%	4.99%
Total expenses	.54%	.52%	.53%
Expenses before offsets	.54%	.52%	.53%
Net expenses	.52%	.51%	.52%
Portfolio turnover	77%	147%	190%
Net assets, ending (in thousands)	$187,496	$208,076	$152,871

		Years Ended
		September 30,	September 30,
Class I Shares		2006	2005
Net asset value, beginning		$16.18	$16.33
Income from investment operations
Net investment income		.73	.57
Net realized and unrealized gain (loss)		(.04)	.31
Total from investment operations		.69	.88
Distributions from
Net investment income		(.72)	(.57)
Net realized gain		(.30)	(.46)
Total distributions		(1.02)	(1.03)
Total increase (decrease) in net asset value		(.33)	(.15)
Net asset value, ending		$15.85	$16.18

Total return*		4.48%	5.63%
Ratios to average net assets:A
Net investment income		4.77%	3.57%
Total expenses		.56%	.61%
Expenses before offsets		.56%	.61%
Net expenses		.55%	.60%
Portfolio turnover		150%	161%
Net assets, ending (in thousands)		$74,714	$29,278

See notes to financial highlights.

Bond Portfolio
Financial Highlights
Period Ended
September 30,
Class Y Shares	2009#
Net asset value, beginning	$14.33
Income from investment operations
Net investment income	.48
Net realized and unrealized gain (loss)	1.17
Total from investment operations	1.65
Distributions from
Net investment income	(.47)
Net realized gain	(.26)
Total distributions	(.73)
Total increase (decrease) in net asset value	.92
Net asset value, ending	$15.25

Total return*	11.97%
Ratios to average net assets:A
Net investment income	3.36% (a)
Total expenses	5.39% (a)
Expenses before offsets	.93% (a)
Net expenses	.92% (a)
Portfolio turnover	69%
Net assets, ending (in thousands)	$628

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008	2007
Net asset value, beginning	$32.92	$41.06	$37.15
Income from investment operations
Net investment income (loss)	.06	(.02)	**
Net realized and unrealized gain (loss)	(1.81)	(5.69)	5.50
Total from investment operations	(1.75)	(5.71)	5.50
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.67)	(8.14)	3.91
Net asset value, ending	$29.25	$32.92	$41.06

Total return*	(3.46%)	(14.85%)	15.23%
Ratios to average net assets:A
Net investment income (loss)	.23%	(.05%)	(.01%)
Total expenses	1.28%	1.21%	1.21%
Expenses before offsets	1.28%	1.21%	1.21%
Net expenses	1.28%	1.20%	1.21%
Portfolio turnover	38%	51%	35%
Net assets, ending (in thousands)	$837,205	$834,312	$1,000,992

		Years Ended
		September 30,	September 30,
Class A Shares		2006	2005
Net asset value, beginning		$35.38	$31.63
Income from investment operations
Net investment income (loss)		(.02)	.03

Net realized and unrealized gain (loss)		2.38	3.72
Total from investment operations		2.36	3.75
Distributions from
Net realized gain		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		1.77	3.75
Net asset value, ending		$37.15	$35.38

Total return*		6.74%	11.86%
Ratios to average net assets:A
Net investment income (loss)		(.06%)	.08%
Total expenses		1.23%	1.25%
Expenses before offsets		1.23%	1.25%
Net expenses		1.23%	1.24%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$907,459	$858,873

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009 (z)	2008	2007
Net asset value, beginning	$29.46	$37.29	$34.15
Income from investment operations
Net investment income (loss)	(.15)	(.33)	(.33)
Net realized and unrealized gain (loss)	(1.72)	(5.07)	5.06
Total from investment operations	(1.87)	(5.40)	4.73
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.79)	(7.83)	3.14
Net asset value, ending	$25.67	$29.46	$37.29

Total return*	(4.34%)	(15.56%)	14.28%
Ratios to average net assets:A
Net investment income (loss)	(.69%)	(.89%)	(.84%)
Total expenses	2.22%	2.05%	2.04%
Expenses before offsets	2.22%	2.05%	2.04%
Net expenses	2.22%	2.05%	2.04%
Portfolio turnover	38%	51%	35%
Net assets, ending (in thousands)	$45,648	$59,438	$87,476

		Years Ended
		September 30,	September 30,
Class B Shares		2006	2005
Net asset value, beginning		$32.84	$29.61
Income from investment operations
Net investment income (loss)		(.32)	(.24)
Net realized and unrealized gain (loss)		2.22	3.47
Total from investment operations		1.90	3.23
Distributions from
Net realized gain		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		1.31	3.23
Net asset value, ending		$34.15	$32.84

Total return*		5.85%	10.91%
Ratios to average net assets:A
Net investment income (loss)		(.90%)	(.77%)
Total expenses		2.06%	2.09%
Expenses before offsets		2.06%	2.09%
Net expenses		2.06%	2.09%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$95,903	$105,189

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008	2007
Net asset value, beginning	$27.32	$34.73	$31.89
Income from investment operations.
Net investment income (loss)	(.11)	(.25)	(.25)
Net realized and unrealized gain (loss)	(1.64)	(4.73)	4.68
Total from investment operations	(1.75)	(4.98)	4.43
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.67)	(7.41)	2.84
Net asset value, ending	$23.65	$27.32	$34.73

Total return*	(4.23%)	(15.49%)	14.35%
Ratios to average net assets:A
Net investment income (loss)	(.57%)	(.81%)	(.76%)
Total expenses	2.09%	1.97%	1.96%
Expenses before offsets	2.09%	1.97%	1.96%
Net expenses	2.08%	1.96%	1.96%
Portfolio turnover	38%	51%	35%
Net assets, ending (in thousands)	$87,512	$97,327	$119,917

		Years Ended
		September 30,	September 30,
Class C Shares		2006	2005
Net asset value, beginning		$30.68	$27.64
Income from investment operations.
Net investment income (loss)		(.26)	(.20)
Net realized and unrealized gain (loss)		2.06	3.24
Total from investment operations		1.80	3.04
Distributions from
Net realized gain		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		1.21	3.04
Net asset value, ending		$31.89	$30.68

Total return*		5.93%	11.00%
Ratios to average net assets:A
Net investment income (loss)		(.82%)	(.69%)
Total expenses		1.99%	2.01%
Expenses before offsets		1.99%	2.01%
Net expenses		1.98%	2.01%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$109,468	$107,305

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009 (z)	2008	2007
Net asset value, beginning	$34.58	$42.79	$38.44
Income from investment operations
Net investment income	.21	.20	.21
Net realized and unrealized gain (loss)	(1.83)	(5.98)	5.73
Total from investment operations	(1.62)	(5.78)	5.94
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(3.54)	(8.21)	4.35
Net asset value, ending	$31.04	$34.58	$42.79

Total return*	(2.88%)	(14.39%)	15.88%
Ratios to average net assets:A
Net investment income	.79%	.49%	.53%
Total expenses	.70%	.67%	.67%
Expenses before offsets	.70%	.67%	.67%
Net expenses	.70%	.67%	.66%
Portfolio turnover	38%	51%	35%
Net assets, ending (in thousands)	$156,430	$118,423	$170,767

		Years Ended
		September 30,	September 30,
Class I Shares		2006	2005
Net asset value, beginning		$36.40	$32.36
Income from investment operations
Net investment income		.17	.19
Net realized and unrealized gain (loss)		2.46	3.85
Total from investment operations		2.63	4.04
Distributions from
Net realized gain		(.59)	--
Total distributions		(.59)	--
Total increase (decrease) in net asset value		2.04	4.04
Net asset value, ending		$38.44	$36.40

Total return*		7.30%	12.48%
Ratios to average net assets:A
Net investment income		.49%	.63%
Total expenses		.68%	.68%
Expenses before offsets		.68%	.68%
Net expenses		.67%	.68%
Portfolio turnover		35%	31%
Net assets, ending (in thousands)		$163,685	$133,696

See notes to financial highlights.

Equity Portfolio
Financial Highlights
Period Ended
September 30,
Class Y Shares	2009# (z)
Net asset value, beginning	$27.35
Income from investment operations
Net investment income	.08
Net realized and unrealized gain (loss)	3.84
Total from investment operations	3.92
Distributions from
Net realized gain	(1.92)
Total distributions	(1.92)
Total increase (decrease) in net asset value	2.00
Net asset value, ending	$29.35

Total return*	16.59%
Ratios to average net assets:A
Net investment income	.34% (a)
Total expenses	11.72% (a)
Expenses before offsets	.96% (a)
Net expenses	.96% (a)
Portfolio turnover	35%
Net assets, ending (in thousands)	$483

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$14.93	$20.49	$19.75
Income from investment operations
Net investment income (loss)	.12	.15	.13
Net realized and unrealized gain (loss)	(1.25)	(4.52)	1.53
Total from investment operations	(1.13)	(4.37)	1.66
Distributions from
Net investment income	(.18)	(.11)	(.09)
Net realized gain	--	(1.08)	(.83)
Total distributions	(.18)	(1.19)	(.92)
Total increase (decrease) in net asset value	(1.31)	(5.56)	.74
Net asset value, ending	$13.62	$14.93	$20.49

Total return*	(7.22%)	(22.57%)	8.58%
Ratios to average net assets:A
Net investment income (loss)	1.10%	.84%	.66%
Total expenses	1.54%	1.36%	1.33%
Expenses before offsets	1.44%	1.26%	1.23%
Net expenses	1.43%	1.24%	1.20%
Portfolio turnover	111%	46%	56%
Net assets, ending (in thousands)	$33,040	$45,345	$65,209

		Years Ended
		September 30,	September 30,
Class A Shares		2006 (z)	2005
Net asset value, beginning		$18.76	$16.96
Income from investment operations
Net investment income (loss)		.10	.12
Net realized and unrealized gain (loss)		1.51	1.75
Total from investment operations		1.61	1.87
Distributions from
Net investment income		(.06)	(.07)
Net realized gain		(.56)	--
Total distributions		(.62)	(.07)
Total increase (decrease) in net asset value		.99	1.80
Net asset value, ending		$19.75	$18.76

Total return*		8.79%	11.03%(r)
Ratios to average net assets:A
Net investment income (loss)		.56%	.64%
Total expenses		1.36%	1.38%
Expenses before offsets		1.26%	1.28%
Net expenses		1.23%	1.27%
Portfolio turnover		47%	38%
Net assets, ending (in thousands)		$58,020	$54,618

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$13.51	$18.72	$18.20
Income from investment operations
Net investment income (loss)	(.03)	(.04)	(.06)
Net realized and unrealized gain (loss)	(1.12)	(4.09)	1.41
Total from investment operations	(1.15)	(4.13)	1.35
Distributions from
Net realized gain	--	(1.08)	(.83)
Total distributions	--	(1.08)	(.83)
Total increase (decrease) in net asset value	(1.15)	(5.21)	.52
Net asset value, ending	$12.36	$13.51	$18.72

Total return*	(8.51%)	(23.36%)	7.55%
Ratios to average net assets:A
Net investment income (loss)	(.26%)	(.23%)	(.30%)
Total expenses	2.97%	2.41%	2.29%
Expenses before offsets	2.83%	2.31%	2.19%
Net expenses	2.83%	2.30%	2.16%
Portfolio turnover	111%	46%	56%
Net assets, ending (in thousands)	$2,768	$4,003	$7,257

		Years Ended
		September 30,	September 30,
Class B Shares		2006 (z)	2005
Net asset value, beginning		$17.43	$15.84
Income from investment operations
Net investment income (loss)		(.07)	(.05)
Net realized and unrealized gain (loss)		1.40	1.64
Total from investment operations		1.33	1.59
Distributions from
Net realized gain		(.56)	--
Total distributions		(.56)	--
Total increase (decrease) in net asset value		.77	1.59
Net asset value, ending		$18.20	$17.43

Total return*		7.78%	10.04%(r)
Ratios to average net assets:A
Net investment income (loss)		(.38%)	(.31%)
Total expenses		2.30%	2.32%
Expenses before offsets		2.20%	2.22%
Net expenses		2.17%	2.21%
Portfolio turnover		47%	38%
Net assets, ending (in thousands)		$8,156	$9,043

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$13.61	$18.82	$18.27
Income from investment operations
Net investment income (loss)	.01	--	(.04)
Net realized and unrealized gain (loss)	(1.12)	(4.13)	1.42
Total from investment operations	(1.11)	(4.13)	1.38
Distributions from
Net investment income	(.02)	--	--
Net realized gain	--	(1.08)	(.83)
Total distributions	(.02)	(1.08)	(.83)
Total increase (decrease) in net asset value	(1.13)	(5.21)	.55
Net asset value, ending	$12.48	$13.61	$18.82

Total return*	(8.09%)	(23.23%)	7.69%
Ratios to average net assets:A
Net investment income (loss)	.12%	(.03%)	(.20%)
Total expenses	2.52%	2.22%	2.19%
Expenses before offsets	2.41%	2.12%	2.09%
Net expenses	2.41%	2.10%	2.06%
Portfolio turnover	111%	46%	56%
Net assets, ending (in thousands)	$5,767	$6,631	$10,089

		Years Ended
		September 30,	September 30,
Class C Shares		2006 (z)	2005
Net asset value, beginning		$17.50	$15.90
Income from investment operations
Net investment income (loss)		(.06)	(.05)
Net realized and unrealized gain (loss)		1.39	1.65
Total from investment operations		1.33	1.60
Distributions from
Net realized gain		(.56)	--
Total distributions		(.56)	--
Total increase (decrease) in net asset value		.77	1.60
Net asset value, ending		$18.27	$17.50

Total return*		7.75%	10.06%(r)
Ratios to average net assets:A
Net investment income (loss)		(.33%)	(.29%)
Total expenses		2.25%	2.28%
Expenses before offsets		2.15%	2.18%
Net expenses		2.12%	2.17%
Portfolio turnover		47%	38%
Net assets, ending (in thousands)		$7,846	$7,344

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.13	$20.67	$19.83
Income from investment operations
Net investment income	.20	.24	.22
Net realized and unrealized gain (loss)	(1.27)	(4.56)	1.55
Total from investment operations	(1.07)	(4.32)	1.77
Distributions from
Net investment income	(.23)	(.14)	(.10)
Net realized gain	--	(1.08)	(.83)
Total distributions	(.23)	(1.22)	(.93)
Total increase (decrease) in net asset value	(1.30)	(5.54)	.84
Net asset value, ending	$13.83	$15.13	$20.67

Total return*	(6.64%)	(22.13%)	9.09%
Ratios to average net assets:A
Net investment income	1.70%	1.36%	1.09%
Total expenses	.95%	.85%	.88%
Expenses before offsets	.81%	.75%	.78%
Net expenses	.81%	.74%	.76%
Portfolio turnover	111%	46%	56%
Net assets, ending (in thousands)	$25,174	$23,364	$24,663

		Periods Ended
		September 30,	September 30,
Class I Shares		2006(z)	2005(v)
Net asset value, beginning		$18.75	$17.42
Income from investment operations
Net investment income		.19	.03
Net realized and unrealized gain (loss)		1.50	1.30
Total from investment operations		1.69	1.33
Distributions from
Net investment income		(.05)	--
Net realized gain		(.56)	--
Total distributions		(.61)	--
Total increase (decrease) in net asset value		1.08	1.33
Net asset value, ending		$19.83	$18.75

Total return*		9.19%	7.63%
Ratios to average net assets:A
Net investment income		.99%	.65% (a)
Total expenses		1.20%	2.57% (a)
Expenses before offsets		.84%	.82% (a)
Net expenses		.81%	.81% (a)
Portfolio turnover		47%	15%
Net assets, ending (in thousands)		$9,464	$1,246

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Amount was less than (0.01) per share.

*** Distribution was less than .01 per share.

# From October 31, 2008 inception.

(a) Annualized.

(r) Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment by affiliate.

(v) Class I shares resumed operations upon shareholder investment on April 29, 2005.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 60	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 61	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
JOHN G. GUFFEY, JR. AGE: 61	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 59	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 60	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert Social Investment Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Calvert Asset Allocation Funds
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Annual Report

September 30, 2009

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Table of Contents
4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
18	Shareholder Expense Example
21	Report of Independent Registered Public Accounting Firm
22	Statements of Net Assets
25	Statements of Operations
26	Statements of Changes in Net Assets
31	Notes to Financial Statements
38	Financial Highlights
46	Explanation of Financial Tables
48	Proxy Voting and Availability of Quarterly Portfolio Holdings
50	Trustee and Officer Information Table

Dear Shareholder:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and  many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update

from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert Signature™ Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert Solution™ Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGE™ Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world.

Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables these vulnerable people to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President, Chief Investment Officer of Calvert Asset Management Company

Performance

For the 12 month period ended September 30, 2009, Calvert Conservative Allocation Fund Class A shares (at NAV) returned 3.48%, underperforming its benchmark blend, which returned 10.73%. Calvert Moderate Allocation Fund Class A shares (at NAV) returned -0.95%, lagging the 3.76% return of its blended benchmark, and Calvert Aggressive Allocation Fund Class A shares (at NAV) returned -4.67%, lagging the -0.85% return of its benchmark blend. In each of the portfolios, the performance of Calvert Social Investment Fund(CSIF) Bond Portfolio relative to its individual benchmark hurt overall performance.

Each of Calvert's Asset Allocation Funds is designed to offer a diversified portfolio of Calvert's sustainable and responsible investment funds in a single investment product. We have crafted each of these products to meet the needs of specific types of investors with different levels of risk tolerance and return potential.

Investment Climate

After several attempts to quell one of the greatest panics in U.S. financial history, the government's multi-trillion dollar intervention finally took root, improving credit and economic conditions. Overall, economic growth, as measured by gross domestic product, contracted 2.3% during the period. The economy is expected to grow over the next few quarters, although the projected growth rate is lower than what was seen in past recoveries and depends heavily on more government action.

In equity markets, returns swung wildly over the past 12 months. The market's profoundly negative tone and the global recession drove U.S. equity markets to their lowest point in the reporting period on March 9, 2009--when the return for the Russell 1000 Index since September 30, 2008 sank to -41.24%. However, after investors began to see the "green shoots" of a pending recovery, markets rallied sharply and the Index returned 59.73% between March 9 and September 30, 2009.

Investors' rush for the safety of government bonds caused U.S. Treasury yields to plummet late in 2008. However, government actions to stimulate the economy and financial markets have required a massive increase in borrowing, leading Treasury bond yields to increase sharply in early 2009. Over the course of the full reporting period, the benchmark 10-year U.S. Treasury note's yield fell 0.55 percentage points to 3.30%1 and the three-month U.S. Treasury bill yield fell 0.81 percentage points.

Conservative Allocation Fund
September 30, 2009
Asset Allocation	% of Total Investments
Domestic Equity Mutual Funds	22%
International and Global Equity Mutual Funds	8%
Fixed Income Mutual Funds	70%
Total	100%

Investment Performance (TOTAL RETURN AT NAV*)	6 Months Ended 9/30/09	12 Months Ended 9/30/09
Class A	18.32%	3.48%
Class C	17.51%	2.05%
Conservative Allocation Composite Benchmark**	22.22%	10.73%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	19.44%	4.99%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert Conservative Allocation Composite Benchmark: 60% Barclays Capital U.S. Credit Index, 22% Russell 3000® Index, 8% MSCI EAFE IMI, 10% Barclays Capital 3-month T-Bill Bellwether Index.

Moderate Allocation Fund
September 30, 2009
Asset Allocation	% of Total Investments
Domestic Equity Mutual Funds	47%
International and Global Equity Mutual Funds	18%
Fixed Income Mutual Funds	35%
Total	100%

Investment Performance (Total Return at NAV*)	6 Months Ended 9/30/09	12 Months Ended 9/30/09
Class A	27.58%	-0.95%
Class C	27.21%	-1.79%
Class I**	28.04%	-0.38%
Moderate Allocation Composite Benchmark***	31.28%	3.76%
Lipper Mixed-Asset Target Allocation Growth Funds Average	28.84%	0.73%

Aggressive Allocation Fund
September 30, 2009
Asset Allocation	% of Total Investments
Domestic Equity Mutual Funds	64%
International and Global Equity Mutual Funds	26%
Fixed Income Mutual Funds	10%
Total	100%

Investment Performance (TOTAL RETURN AT NAV*)	6 Months Ended 9/30/09	12 Months Ended 9/30/09
Class A	34.89%	-4.67%
Class C	33.87%	-6.06%
Class I**	35.06%	-4.41%
Aggressive Allocation Composite Benchmark***	38.13%	-0.85%
Lipper Multi-Cap Core Funds Average	37.06%	-3.38%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** The Calvert Moderate and Aggressive Allocation Funds first offered Class I shares beginning on January 31, 2008. Performance results for Class I prior to January 31, 2008 reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher due to class specific expenses.

*** Calvert Moderate Allocation Composite Benchmark: 30% Barclays Capital U.S. Credit Index, 47% Russell 3000® Index, 18% MSCI EAFE IMI, 5% Barclays Capital 3 month T-Bill Bellwether Index. Calvert Aggressive Allocation Composite Benchmark: 10% Barclays Capital U.S. Credit Index, 64% Russell 3000® Index, 26% MSCI EAFE IMI.

Portfolio Strategy

In each of the Allocation Funds, we have adopted a long-term perspective on setting allocations between stocks and bonds. We believe that the weight accorded to each of these asset classes best defines the overall risk profile of each Fund. With the assistance of Ibbotson Associates, Calvert regularly reviews new market information and makes "fine tuning" adjustments to its key allocations, although we expect the actual fund allocations to stay very close to the allocations in each Fund's benchmark.

In each of the Funds, the return of CSIF Bond Portfolio relative to the Barclays Capital U.S. Credit Index was a leading source of underperformance during the period. Much of the poor relative performance occurred in the very volatile fourth quarter of 2008 when the global credit crisis was at its worst.

On the whole, the Calvert U.S. equity funds that are included in the Asset Allocation Funds performed roughly in line with the Russell 3000 Index for the one-year period. However, Calvert's international equity funds underperformed the Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI), which also contributed to the Funds' underperformance relative to their blended benchmarks.

Outlook

We expect the Federal Reserve (Fed) to maintain its current monetary and credit policies well into 2010 while crafting an exit strategy that will attempt to limit inflation. The Fed's ability to correctly gauge the timing and size of stimulus policy removal will influence inflation expectations and, therefore, bond market performance. Investors appear to be increasingly comfortable with taking on additional risk. And given the government's record-high borrowing, we will also closely watch for changes in inflation expectations as the economic recovery gains strength.

Equity markets made a steep upturn during the last seven months of the period. Corporate earnings reports have generally beat analysts' expectations, but much of the good news has come from effective cost reductions rather than improved sales and revenues. Still, markets seem to be predicting further improvements in corporate earnings. For this to happen, revenue growth is a must. However, until there is clear evidence of a sustainable economic recovery, markets will be at risk for renewed volatility and a potential downturn.

October 2009

1. Federal Reserve and Bloomberg

Conservative Allocation Fund Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-1.41%
Since Inception	1.80%
(4/29/05)
Class C Shares
One year	1.05%
Since inception	1.57%
(4/29/05)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 1.04%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison.

Moderate Allocation Fund
Statistics
September 30, 2009
Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	-5.66%
Since Inception	0.08%
(4/29/05)
Class C Shares
One year	-2.77%
Since inception	0.32%
(4/29/05)
Class I Shares*
One year	-0.38%
Since inception	1.39%
(4/29/05)

*See note regarding I shares on page 11.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 1.45%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and Class C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Aggressive Allocation Fund
Statistics
September 30, 2009
Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	-9.19%
Since Inception	-1.96%
(6/30/05)
Class C Shares
One year	-6.99%
Since inception	-2.10%
(6/30/05)
Class I Shares*
One year	-4.41%
Since inception	-0.75%
(6/30/05)

*See note regarding I Shares on page 11.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 1.27%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and Class C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Conservative
Class A
Actual	$1,000.00	$1,183.20	$2.41
Hypothetical	$1,000.00	$1,022.86	$2.23
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,175.10	$9.99
Hypothetical	$1,000.00	$1,015.88	$9.26
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 1.83% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Moderate
Class A
Actual	$1,000.00	$1,275.80	$4.56
Hypothetical	$1,000.00	$1,021.06	$4.05
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,272.10	$8.94
Hypothetical	$1,000.00	$1,017.20	$7.94
(5% return per year before expenses)

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Moderate

Class I
Actual	$1,000.00	$1,280.40	$1.31
Hypothetical	$1,000.00	$1,023.92	$1.17
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.80%, 1.57% and 0.23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Aggressive
Class A
Actual	$1,000.00	$1,348.90	$2.53
Hypothetical	$1,000.00	$1,022.91	$2.18
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,338.70	$10.95
Hypothetical	$1,000.00	$1,015.70	$9.44
(5% return per year before expenses)

	Class I
Actual	$1,000.00	$1,350.60	$1.36
Hypothetical	$1,000.00	$1,023.92	$1.17
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.43%, 1.87% and 0.23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert Social Investment Fund and Shareholders of the Calvert Allocation Funds:

We have audited the accompanying statements of net assets of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (collectively the Funds), each a series of the Calvert Social Investment Fund, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from inception through September 30, 2005 (inception for the Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund was April 29, 2005, inception for the Calvert Aggressive Allocation Fund was June 30, 2005). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from inception through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Conservative Allocation Fund
Statement of Net Assets
September 30, 2009
Mutual Funds - 100.0%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I	34,857	$869,342
Calvert Mid Cap Value Fund, Class I*	39,900	585,736
Calvert Small Cap Value Fund, Class I*	19,893	289,635
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	118,068	1,162,974
Calvert Social Investment Fund:
Bond Portfolio, Class I	1,333,228	20,305,065
Enhanced Equity Portfolio, Class I	168,263	2,327,082
Equity Portfolio, Class I*	28,056	870,874
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	13,344	292,093
International Equity Fund, Class I	158,344	2,341,905

Total Mutual Funds (Cost $29,303,024)		29,044,706

TOTAL INVESTMENTS (Cost $29,303,024) - 100.0%		29,044,706
Other assets and liabilities, net - 0.0%		1,974
Net Assets - 100%		$29,046,680

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,630,468 shares outstanding		$24,555,493
Class C: 403,880 shares outstanding		6,031,703
Undistributed net investment income		4,838
Accumulated net realized gain (loss) on investments		(1,287,036)
Net unrealized appreciation (depreciation) on investments		(258,318)
Net Assets		$29,046,680

Net Asset Value Per Share
Class A (based on net assets of $23,299,793)		$14.29
Class C (based on net assets of $5,746,887)		$14.23

*Non-income producing security.

See notes to financial statements.

Moderate Allocation Fund
Statement of Net Assets
September 30, 2009
Mutual Funds - 100.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	183,945	$1,942,460
Calvert Large Cap Growth Fund, Class I	346,781	8,648,716
Calvert Mid Cap Value Fund, Class I*	198,771	2,917,960
Calvert Small Cap Value Fund, Class I*	198,065	2,883,834
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	391,592	3,857,183
Calvert Social Investment Fund:
Bond Portfolio, Class I	2,211,473	33,680,734
Enhanced Equity Portfolio, Class I	974,976	13,483,924
Equity Portfolio, Class I*	310,766	9,646,169
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	44,231	968,224
Calvert International Opportunities Fund, Class I	170,945	1,935,102
International Equity Fund, Class I	918,640	13,586,686
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I*	221,414	2,887,234

Total Mutual Funds (Cost $109,173,524)		96,438,226

TOTAL INVESTMENTS (Cost $109,173,524) - 100.1%		96,438,226
Other assets and liabilities, net - (0.1%)		(123,947)
Net Assets - 100%		$96,314,279

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,580,082 shares outstanding		$91,854,357
Class C: 1,275,263 shares outstanding		20,645,373
Class I: 66,299 shares outstanding		1,019,547
Undistributed net investment income		9,422
Accumulated net realized gain (loss) on investments		(4,479,122)
Net unrealized appreciation (depreciation) on investments		(12,735,298)
Net Assets		$96,314,279

Net Asset Value Per Share
Class A (based on net assets of $77,805,221)		$13.94
Class C (based on net assets of $17,581,784)		$13.79
Class I (based on net assets of $927,274)		$13.99

*Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund
Statement of Net Assets
September 30, 2009
Mutual Funds - 100.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	151,185	$1,596,518
Calvert Large Cap Growth Fund, Class I	231,808	5,781,281
Calvert Mid Cap Value Fund, Class I*	144,952	2,127,891
Calvert Small Cap Value Fund, Class I*	216,847	3,157,297
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	214,442	2,112,256
Calvert Social Investment Fund:
Bond Portfolio, Class I	346,018	5,269,847
Enhanced Equity Portfolio, Class I	666,078	9,211,860
Equity Portfolio, Class I*	237,833	7,382,344
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	36,320	795,048
Calvert International Opportunities Fund, Class I	140,225	1,587,344
International Equity Fund, Class I	717,668	10,614,313
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I*	242,049	3,156,320

Total Mutual Funds (Cost $64,595,780)		52,792,319

TOTAL INVESTMENTS (Cost $64,595,780) - 100.1%		52,792,319
Other assets and liabilities, net - (0.1%)		(39,508)
Net Assets - 100%		$52,752,811

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,476,103 shares outstanding		$57,321,158
Class C: 596,088 shares outstanding		9,257,389
Class I: 63.26 shares outstanding		1,035
Undistributed net investment income		42,428
Accumulated net realized gain (loss) on investments		(2,065,738)
Net unrealized appreciation (depreciation) on investments		(11,803,461)
Net Assets		$52,752,811

Net Asset Value Per Share
Class A (based on net assets of $45,306,775)		$13.03
Class C (based on net assets of $7,445,210)		$12.49
Class I (based on net assets of $826)		$13.06

Non-income producing security.

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2009
Net Investment Income	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income:
Dividend income	$892,523	$2,124,164	$754,611
Total investment income	892,523	2,124,164	754,611

Expenses:
Transfer agency fees and expenses	62,288	202,339	168,517
Administrative fees	34,719	120,204	63,766
Distribution Plan expenses:
Class A	46,705	161,812	91,510
Class C	44,638	145,975	59,060
Trustees' fees and expenses	4,327	14,428	7,560
Registration fees	23,904	39,588	36,739
Reports to shareholders	6,767	35,178	26,962
Professional fees	18,659	22,835	20,133
Accounting fees	34,052	40,286	41,132
Contract services	399	1,626	920
Miscellaneous	1,405	3,526	2,615
Total expenses	277,863	787,797	518,914
Reimbursement from Advisor:
Class A	(111,533)	(18,976)	(232,285)
Class C	--	--	(1,166)
Class I	--	(15,026)	(14,453)
Net expenses	166,330	753,795	271,010

Net Investment Income	726,193	1,370,369	483,601

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(1,192,748)	(4,288,304)	(1,992,919)
Change in unrealized appreciation or (depreciation)	1,825,314	2,559,144	(43,521)

Net Realized and Unrealized
Gain (Loss) on Investments	632,566	(1,729,160)	(2,036,440)

Increase (Decrease) in Net Assets
Resulting From Operations	$1,358,759	($358,791)	($1,552,839)

See notes to financial statements.

Conservative Allocation Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$726,193	$716,908
Net realized gain (loss) on investments	(1,192,748)	273,153
Change in unrealized appreciation (depreciation)	1,825,314	(2,597,286)

Increase (Decrease) in Net Assets
Resulting From Operations	1,358,759	(1,607,225)

Distributions to shareholders from:
Net investment income:
Class A Shares	(636,240)	(609,799)
Class C Shares	(87,529)	(105,854)
Net realized gain:
Class A Shares	(238,077)	(183,846)
Class C Shares	(57,126)	(52,413)
Total distributions	(1,018,972)	(951,912)

Capital share transactions:
Shares sold:
Class A Shares	9,457,967	9,674,613
Class C Shares	2,374,257	2,235,025
Reinvestment of distributions:
Class A Shares	806,999	732,499
Class C Shares	121,116	131,603
Redemption fees:
Class A Shares	1,196	599
Class C Shares	516	69
Shares redeemed:
Class A Shares	(4,790,793)	(3,097,182)
Class C Shares	(1,223,383)	(1,460,086)
Total capital share transactions	6,747,875	8,217,140

Total Increase (Decrease) in Net Assets	7,087,662	5,658,003

Net Assets
Beginning of year	21,959,018	16,301,015
End of year (including undistributed net investment
income of $4,838 and $2,414, respectively)	$29,046,680	$21,959,018

Capital Share Activity
Shares sold:
Class A Shares	731,890	613,613
Class C Shares	184,546	142,512
Reinvestment of distributions:
Class A Shares	63,321	46,632
Class C Shares	9,655	8,330
Shares redeemed:
Class A Shares	(373,838)	(196,613)
Class C Shares	(95,309)	(91,875)
Total capital share activity	520,265	522,599

See notes to financial statements.

Moderate Allocation Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,370,369	$1,888,436
Net realized gain (loss) on investments	(4,288,304)	2,379,722
Change in unrealized appreciation (depreciation)	2,559,144	(20,871,165)

Increase (Decrease) in Net Assets
Resulting From Operations	(358,791)	(16,603,007)

Distributions to shareholders from:
Net investment income:
Class A Shares	(1,164,849)	(1,641,413)
Class C Shares	(183,064)	(246,341)
Class I Shares	(19,530)	(1,244)
Net realized gain:
Class A Shares	(1,932,032)	(1,254,355)
Class C Shares	(440,213)	(298,228)
Class I Shares	(24,825)	--
Total distributions	(3,764,513)	(3,441,581)

Capital share transactions:
Shares sold:
Class A Shares	16,316,969	27,897,561
Class C Shares	3,565,253	6,743,705
Class I Shares	--	1,001,000
Reinvestment of distributions:
Class A Shares	2,922,993	2,747,821
Class C Shares	519,829	419,670
Class I Shares	44,355	1,244
Redemption fees:
Class A Shares	656	341
Class C Shares	6	456
Shares redeemed:
Class A Shares	(13,102,429)	(11,125,519)
Class C Shares	(2,569,222)	(4,185,538)
Class I Shares	(27,052)	--
Total capital share transactions	7,671,358	23,500,741

Total Increase (Decrease) in Net Assets	3,548,054	3,456,153

Net Assets
Beginning of year	92,766,225	89,310,072
End of year (including undistributed net investment
income of $9,422 and $6,496, respectively)	$96,314,279	$92,766,225

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	1,359,144	1,649,775
Class C Shares	299,081	401,490
Class I Shares	--	64,410
Reinvestment of distributions:
Class A Shares	255,288	157,466
Class C Shares	45,964	23,845
Class I Shares	3,836	81
Shares redeemed:
Class A Shares	(1,088,889)	(672,281)
Class C Shares	(213,577)	(248,694)
Class I Shares	(2,028)	--
Total capital share activity	658,819	1,376,092

See notes to financial statements.

Aggressive Allocation Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$483,601	$587,159
Net realized gain (loss) on investments	(1,992,919)	1,743,940
Change in unrealized appreciation (depreciation)	(43,521)	(15,381,173)

Increase (Decrease) in Net Assets
Resulting From Operations	(1,552,839)	(13,050,074)

Distributions to shareholders from:
Net investment income:
Class A Shares	(399,484)	(536,473)
Class C Shares	(41,681)	(63,184)
Class I Shares	(8)	--
Net realized gain:
Class A Shares	(1,391,004)	(870,922)
Class C Shares	(224,716)	(143,781)
Class I Shares	(27)	--
Total distributions	(2,056,920)	(1,614,360)

Capital share transactions:
Shares sold:
Class A Shares	9,047,343	17,056,145
Class C Shares	2,293,592	2,995,112
Class I Shares	--	1,000
Reinvestment of distributions:
Class A Shares	1,719,545	1,350,953
Class C Shares	226,518	165,957
Class I Shares	35	--
Redemption fees:
Class A Shares	170	3,616
Class C Shares	394	--
Shares redeemed:
Class A Shares	(5,939,885)	(6,150,630)
Class C Shares	(1,327,696)	(2,024,141)
Total capital share transactions	6,020,016	13,398,012

Total Increase (Decrease) in Net Assets	2,410,257	(1,266,422)

Net Assets
Beginning of year	50,342,554	51,608,976
End of year (including undistributed net
investment income of $42,428 and $0, respectively)	$52,752,811	$50,342,554

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	827,100	991,901
Class C Shares	218,145	178,479
Class I Shares	--	60
Reinvestment of distributions:
Class A Share	169,358	73,393
Class C Shares	23,082	9,189
Class I Shares	3	--
Shares redeemed:
Class A Shares	(540,570)	(361,195)
Class C Shares	(123,738)	(117,269)
Total capital share activity	573,380	774,558

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	827,100	991,901
Class C Shares	218,145	178,479
Class I Shares	--	60
Reinvestment of distributions:
Class A Share	169,358	73,393
Class C Shares	23,082	9,189
Class I Shares	3	--
Shares redeemed:
Class A Shares	(540,570)	(361,195)
Class C Shares	(123,738)	(117,269)
Total capital share activity	573,380	774,558

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Effective January 31, 2008, Moderate and Aggressive began to offer Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Funds will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Funds' policy regarding valuation of investments, please refer to the Funds' most recent prospectus.

The following is a summary of the inputs used to value the Funds' net assets as of September 30, 2009:
Conservative	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Mutual Funds	$29,044,706	-	-	$29,044,706
TOTAL	$29,044,706	-	-	$29,044,706
Moderate	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Mutual Funds	$96,438,226	-	-	$96,438,226
TOTAL	$96,438,226	-	-	$96,438,226
Aggressive	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Mutual Funds	$52,792,319	-	-	$52,792,319
TOTAL	$52,792,319	-	-	$52,792,319

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards Codification™ as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At year end, $8,745, $33,710 and $8,915 was payable to the Advisor from Conservative, Moderate and Aggressive, respectively, for operating expenses paid by the Advisor during September 2009.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2010. The contractual expense cap is 0.44%, 0.80%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each Fund. The contractual expense cap is .23% for Class I Shares of both Moderate and Aggressive. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A, Class C and Class I of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $3,500, $11,683, and $6,384 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds' average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $9,300, $29,910, and $15,126 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $23,721, $64,575, and $48,287 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received fees of $9,318, $46,722 and $38,721 for the year ended September 30, 2009 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $882, $4,050 and $3,273 was payable at year end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$12,084,632	$25,962,699	$11,436,473
Sales	5,486,522	20,105,468	6,509,164

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at September 30, 2009:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments...	$30,574,217	$112,870,331	$66,538,138
Unrealized appreciation	-	-	-
Unrealized depreciation	(1,529,511)	(16,432,105)	(13,745,819)
Net appreciation/(depreciation	(1,529,511)	(16,432,105)	(13,745,819)

Net realized capital loss carryforwards for federal income tax purposes of $15,843, $505,630, and $121,097 in Conservative, Moderate, and Aggressive, respectively, at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

Moderate and Aggressive intend to elect to defer net capital losses of $276,685 and $2,283, respectively, incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:
Conservative
Distributions paid from:	2009	2008
Ordinary income	$723,769	$717,456
Long-term capital gain	295,203	234,456
Total	$1,018,972	$951,912

Moderate
Distributions paid from:	2009	2008
Ordinary income	$1,373,474	$1,888,998
Long-term capital gain	2,391,039	1,552,583
Total	$3,764,513	$3,441,581

Aggressive
Distributions paid from:	2009	2008
Ordinary income	$441,173	$605,377
Long-term capital gain	1,615,747	1,008,983
Total	$2,056,920	$1,614,360

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
	Conservative	Moderate	Aggressive
Undistributed ordinary income	$4,838	$9,422	$42,428
Capital loss carryforward	(15,843)	(505,630)	(121,097)
Unrealized appreciation (depreciation)	(1,529,511)	(16,432,105)	(13,745,819)
Total	($1,540,516)	($16,928,313)	($13,824,488)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales for all Funds. The differences are also due to the deferral of post October losses for Moderate and Aggressive.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the year ended September 30, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30 ,2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following funds are designated as:
Fund Name	(a) Long Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %
Conservative Allocation Fund	$295,203	17.7%	7.4%
Moderate Allocation Fund	$2,391,039	58.6%	22.3%
Aggressive Allocation Fund	$1,615,747	100.0%	38.9%

(a) Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

(b) Each Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(c) Each Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Conservative Allocation Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$14.52	$16.45	$15.81
Income from investment operations
Net investment income	.45	.62	.55
Net realized and unrealized gain (loss)	(.04)	(1.70)	.74
Total from investment operations	.41	(1.08)	1.29
Distributions from
Net investment income	(.45)	(.62)	(.55)
Net realized gain	(.19)	(.23)	(.10)
Total distributions	(.64)	(.85)	(.65)
Total increase (decrease) in net asset value	(.23)	(1.93)	.64
Net asset value, ending	$14.29	$14.52	$16.45
Total return*	3.48%	(6.90%)	8.27%
Ratios to average net assets: A,B
Net investment income	3.41%	3.92%	3.55%
Total expenses	1.04%	1.07%	1.35%
Expenses before offsets	.44%	.44%	.44%
Net expenses	.44%	.44%	.44%
Portfolio turnover	24%	13%	11%
Net assets, ending (in thousands)	$23,300	$17,551	$12,265

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005 #
Net asset value, beginning	$15.42	$15.00
Income from investment operations
Net investment income	.42	.08
Net realized and unrealized gain (loss)	.40	.42
Total from investment operations	.82	.50
Distributions from
Net investment income	(.42)	(.08)
Net realized gain	(.01)	--
Total distributions	(.43)	(.08)
Total increase (decrease) in net asset value	.39	.42
Net asset value, ending	$15.81	$15.42
Total return*	5.40%	3.34%
Ratios to average net assets: A,B
Net investment income	2.91%	1.69% (a)
Total expenses	2.62%	9.04% (a)
Expenses before offsets	.87%	1.00% (a)
Net expenses	.87%	1.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$6,258	$1,968

See notes to financial highlights.

Conservative Allocation Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.45	$16.40	$15.77
Income from investment operations
Net investment income	.26	.41	.31
Net realized and unrealized gain (loss)	(.03)	(1.72)	.73
Total from investment operations	.23	(1.31)	1.04
Distributions from
Net investment income	(.26)	(.41)	(.31)
Net realized gain	(.19)	(.23)	(.10)
Total distributions	(.45)	(.64)	(.41)
Total increase (decrease) in net asset value	(.22)	(1.95)	.63
Net asset value, ending	$14.23	$14.45	$16.40
Total return*	2.05%	(8.28%)	6.67%
Ratios to average net assets: A,B
Net investment income	1.99%	2.54%	1.99%
Total expenses	1.88%	1.85%	2.09%
Expenses before offsets	1.88%	1.85%	2.00%
Net expenses	1.88%	1.85%	2.00%
Portfolio turnover	24%	13%	11%
Net assets, ending (in thousands)	$5,747	$4,408	$4,036

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.40	$15.00
Income from investment operations
Net investment income	.28	.03
Net realized and unrealized gain (loss)	.38	.40
Total from investment operations	.66	.43
Distributions from
Net investment income	(.28)	(.03)
Net realized gain	(.01)	--
Total distributions	(.29)	(.03)
Total increase (decrease) in net asset value	.37	.40
Net asset value, ending	$15.77	$15.40
Total return*	4.28%	2.90%
Ratios to average net assets: A,B
Net investment income	1.87%	.61% (a)
Total expenses	3.42%	9.34% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$2,314	$998

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$14.83	$18.30	$16.81
Income from investment operations
Net investment income	.23	.37	.32
Net realized and unrealized gain (loss)	(.51)	(3.17)	1.59
Total from investment operations	(.28)	(2.80)	1.91
Distributions from
Net investment income	(.22)	(.37)	(.32)
Net realized gain	(.39)	(.30)	(.10)
Total distributions	(.61)	(.67)	(.42)
Total increase (decrease) in net asset value	(.89)	(3.47)	1.49
Net asset value, ending	$13.94	$14.83	$18.30
Total return*	(.95%)	(15.82%)	11.46%
Ratios to average net assets: A,B
Net investment income	1.85%	2.12%	1.71%
Total expenses	.83%	.71%	.75%
Expenses before offsets	.80%	.71%	.75%
Net expenses	.80%	.71%	.75%
Portfolio turnover	25%	5%	3%
Net assets, ending (in thousands)	$77,805	$74,972	$71,746

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005#
Net asset value, beginning	$15.88	$15.00
Income from investment operations
Net investment income	.18	.02
Net realized and unrealized gain (loss)	.92	.87
Total from investment operations	1.10	.89
Distributions from
Net investment income	(.17)	(.01)
Net realized gain	**	--
Total distributions	(.17)	(.01)
Total increase (decrease) in net asset value	.93	.88
Net asset value, ending	$16.81	$15.88
Total return*	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	1.08%	.43% (a)
Total expenses	1.12%	3.99% (a)
Expenses before offsets	.95%	1.00% (a)
Net expenses	.95%	1.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$33,279	$7,628

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.72	$18.16	$16.69
Income from investment operations
Net investment income	.13	.24	.20
Net realized and unrealized gain (loss)	(.52)	(3.14)	1.56
Total from investment operations	(.39)	(2.90)	1.76
Distributions from
Net investment income	(.15)	(.24)	(.19)
Net realized gain	(.39)	(.30)	(.10)
Total distributions	(.54)	(.54)	(.29)
Total increase (decrease) in net asset value	(.93)	(3.44)	1.47
Net asset value, ending	$13.79	$14.72	$18.16
Total return*	(1.79%)	(16.43%)	10.62%
Ratios to average net assets: A,B
Net investment income	1.03%	1.38%	.97%
Total expenses	1.60%	1.48%	1.50%
Expenses before offsets	1.60%	1.48%	1.50%
Net expenses	1.60%	1.48%	1.50%
Portfolio turnover	25%	5%	3%
Net assets, ending (in thousands)	$17,582	$16,835	$17,564

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.80	$15.00
Income from investment operations
Net investment income	.05	(.02)
Net realized and unrealized gain (loss)	.91	.82
Total from investment operations	.96	.80
Distributions from
Net investment income	(.07)	--
Net realized gain	**	--
Total distributions	(.07)	--
Total increase (decrease) in net asset value	.89	.80
Net asset value, ending	$16.69	$15.80
Total return*	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income	.07%	(.62%) (a)
Total expenses	1.95%	5.22% (a)
Expenses before offsets	1.94%	2.00% (a)
Net expenses	1.94%	2.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$8,508	$2,200

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
	Periods Ended
	September 30,	September 30,
Class I Shares	2009	2008 ###
Net asset value, beginning	$14.88	$16.73
Income from investment operations
Net investment income	.30	.13
Net realized and unrealized gain (loss)	(.51)	(1.85)
Total from investment operations	(.21)	(1.72)
Distributions from
Net investment income	(.29)	(.13)
Net realized gain	(.39)	--
Total distributions	(.68)	(.13)
Total increase (decrease) in net asset value	(.89)	(1.85)
Net asset value, ending	$13.99	$14.88
Total return*	(.38%)	(10.34%)
Ratios to average net assets: A,B
Net investment income	2.45%	2.04% (a)
Total expenses	2.08%	20.84% (a)
Expenses before offsets	.23%	.23% (a)
Net expenses	.23%	.23% (a)
Portfolio turnover	25%	4%
Net assets, ending (in thousands)	$927	$960

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$14.45	$19.00	$16.91
Income from investment operations
Net investment income	.15	.23	.22
Net realized and unrealized gain (loss)	(1.00)	(4.21)	2.16
Total from investment operations	(.85)	(3.98)	2.38
Distributions from
Net investment income	(.12)	(.21)	(.21)
Net realized gain	(.45)	(.36)	(.08)
Total distributions	(.57)	(.57)	(.29)
Total increase (decrease) in net asset value	(1.42)	(4.55)	2.09
Net asset value, ending	$13.03	$14.45	$19.00
Total return*	(4.67%)	(21.59%)	14.18%
Ratios to average net assets: A,B
Net investment income	1.35%	1.27%	.96%
Total expenses	1.06%	.87%	.98%
Expenses before offsets	.43%	.43%	.43%
Net expenses	.43%	.43%	.43%
Portfolio turnover	15%	4%	2%
Net assets, ending (in thousands)	$45,307	$43,632	$44,004

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005##
Net asset value, beginning	$15.62	$15.00
Income from investment operations
Net investment income	.03	(.01)
Net realized and unrealized gain (loss)	1.31	.63
Total from investment operations	1.34	.62
Distributions from
Net investment income	(.05)	--
Net realized gain	--	--
Total distributions	(.05)	--
Total increase (decrease) in net asset value	1.29	.62
Net asset value, ending	$16.91	$15.62
Total return*	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income	(.11%)	(.59%) (a)
Total expenses	2.08%	15.10% (a)
Expenses before offsets	.83%	1.00% (a)
Net expenses	.83%	1.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$15,170	$1,380

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.02	$18.63	$16.74
Income from investment operations
Net investment income	(.01)	.02	**
Net realized and unrealized gain (loss)	(.99)	(4.12)	2.09
Total from investment operations	(1.00)	(4.10)	2.09
Distributions from
Net investment income	(.08)	(.15)	(.12)
Net realized gain	(.45)	(.36)	(.08)
Total distributions	(.53)	(.51)	(.20)

Total increase (decrease) in net asset value	(1.53)	(4.61)	1.89

Net asset value, ending	$12.49	$14.02	$18.63

Total return*	(6.06%)	(22.62%)	12.56%

Ratios to average net assets: A,B
Net investment income	(.19%)	(.01%)	(.32%)
Total expenses	1.94%	1.72%	1.77%
Expenses before offsets	1.92%	1.72%	1.77%
Net expenses	1.92%	1.72%	1.77%
Portfolio turnover	15%	4%	2%

Net assets, ending (in thousands)	$7,445	$6,709	$7,605

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##
Net asset value, beginning	$15.59	$15.00
Income from investment operations
Net investment income	(.11)	(.05)
Net realized and unrealized gain (loss)	1.27	.64
Total from investment operations	1.16	.59
Distributions from
Net investment income	(.01)	--
Net realized gain	--	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.15	.59
Net asset value, ending	$16.74	$15.59

Total return*	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	(1.24%)	(1.63%) (a)
Total expenses	3.04%	13.06% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$3,240	$832

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
	Periods Ended
	September 30,	September 30,
Class I Shares	2009	2008 ###
Net asset value, beginning	$14.46	$16.73
Income from investment operations
Net investment income	.18	.03
Net realized and unrealized gain (loss)	(.99)	(2.30)
Total from investment operations	(.81)	(2.27)
Distributions from
Net investment income	(.14)	--
Net realized gain	(.45)	--
Total distributions	(.59)	--
Total increase (decrease) in net asset value	(1.40)	(2.27)
Net asset value, ending	$13.06	$14.46
Total return*	(4.41%)	(13.57%)
Ratios to average net assets: A,B
Net investment income	1.59%	.30% (a)
Total expenses	2,098.82%	1,924.45% (a)
Expenses before offsets	.23%	.23% (a)
Net expenses	.23%	.23% (a)
Portfolio turnover	15%	2%
Net assets, ending (in thousands)	$1	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From April 29, 2005 inception.

## From June 30, 2005 inception.

### From January 31, 2008 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 60	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 61	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
JOHN G. GUFFEY, JR. AGE: 61	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 59	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 60	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Asset Allocation Funds

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper, III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
	$	%*	$	% *

(a) Audit Fees	$120,450		$127,600
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$22,748	0%	$23,980	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$143,198	0%	$151,580	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
$26,000	0%*	$3,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer
Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer
Date: November 30, 2009

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer
Date: November 30, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 30, 2009